UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2019

Guggenheim Variable Funds Trust Semi-Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

GuggenheimInvestments.com	GVFT-SEMI-0619x1219

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
SERIES A (STYLEPLUS—LARGE CORE SERIES)	8
SERIES B (LARGE CAP VALUE SERIES)	15
SERIES D (WORLD EQUITY INCOME SERIES)	21
SERIES E (TOTAL RETURN BOND SERIES)	28
SERIES F (FLOATING RATE STRATEGIES SERIES)	43
SERIES J (STYLEPLUS—MID GROWTH SERIES)	54
SERIES N (MANAGED ASSET ALLOCATION SERIES)	61
SERIES O (ALL CAP VALUE SERIES)	68
SERIES P (HIGH YIELD SERIES)	75
SERIES Q (SMALL CAP VALUE SERIES)	87
SERIES V (MID CAP VALUE SERIES)	94
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	101
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	108
SERIES Z (ALPHA OPPORTUNITY SERIES)	115
NOTES TO FINANCIAL STATEMENTS	131
OTHER INFORMATION	152
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	158
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	162

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2019

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the semi-annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2019.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC
July 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2019

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ●See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2019

U.S. economic growth slowed to an annualized 2.1% in the second quarter from 3.1% in the first quarter. Personal consumption expenditures rebounded sharply, as expected, while government spending contributed an outsized 0.9% to growth, the most since mid-2009. However, negative contributions were seen from housing, business capital expenditures, inventory investment, and net exports. Looking ahead, we expect the economy to grow at a 2.0% pace in the third quarter.

The second quarter gross domestic product (“GDP”) release also featured annual revisions to the five prior years of data, which showed that growth peaked in year-over-year terms in the second quarter of 2018, earlier than previously thought. An upwardly revised personal savings rate could give consumption room to run, while downwardly revised and shrinking corporate profits may continue to pressure investment spending and could begin to weigh more heavily on hiring.

With growth in the first half of the year coming in somewhat above potential, the labor market continued to strengthen, albeit at a slower pace than the year before. Net monthly payroll gains averaged 165,000 in the first half of 2019, down from 235,000 in the first half of 2018. This was enough to push the unemployment rate down by 0.2% to 3.7%. While the labor market remains strong, we believe the sharper slowdown in aggregate hours worked—a component of Guggenheim’s U.S. Recession Dashboard—may foreshadow a deterioration in labor market conditions in 2020.

After a weak start to the year, core inflation picked up in the second quarter but remained below the U.S. Federal Reserve’s (the “Fed”) target at 1.8% annualized. We expect inflation to firm a bit further in the second half of 2019. The Fed is also closely watching inflation expectations, which currently sit below levels the Fed would like to see. After a 14% decline in the fourth quarter of 2018, stocks rebounded as the Fed’s pivot on monetary policy took hold, and the government shutdown was resolved.

Internationally, the European Central Bank kept policy rates constant but modified their forward guidance, noting that rates would remain at or below current levels until mid-2020 at the earliest. They also signaled a high probability of rate cuts and a resumption of asset purchases at the September meeting. In Japan, core inflation weakened in the second quarter to 0.6%, while industrial production and exports remained in contraction from year ago levels.

Although the U.S. economy is in good shape overall, on July 31, 2019, after the period ended, the Fed announced its first rate cut since 2008 amid growing downside risks to policymakers’ baseline growth and inflation forecasts. Key among these are slowing global growth, the threat of additional U.S.-China tariffs and a possible hard Brexit, the odds of which have increased with the ascendance of Boris Johnson as the U.K. Prime Minister. While a possible U.S. fiscal contraction in 2020 was averted by the recently-signed budget deal, we expect two more Fed rate cuts in 2019, as Chair Jerome Powell seeks to sustain the expansion. In our view, this could serve to embolden the White House to impose new tariffs on China and Europe later this year, which could in turn further cloud the outlook for global growth.

For the six months ended June 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 18.54%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 14.03%. The return of the MSCI Emerging Markets Index* was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.11% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 9.94%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.24% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2019

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2018 and ending June 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2018	Ending Account Value June 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.96%	17.42%	$ 1,000.00	$ 1,174.20	$ 5.18
Series B (Large Cap Value Series)	0.79%	12.12%	1,000.00	1,121.20	4.15
Series D (World Equity Income Series)	0.89%	12.50%	1,000.00	1,125.00	4.69
Series E (Total Return Bond Series)	0.78%	3.53%	1,000.00	1,035.30	3.94
Series F (Floating Rate Strategies Series)	1.19%	4.74%	1,000.00	1,047.40	6.04
Series J (StylePlus—Mid Growth Series)	1.03%	24.08%	1,000.00	1,240.80	5.72
Series N (Managed Asset Allocation Series)	1.01%	13.02%	1,000.00	1,130.20	5.33
Series O (All Cap Value Series)	0.87%	13.00%	1,000.00	1,130.00	4.59
Series P (High Yield Series)	1.07%	8.11%	1,000.00	1,081.10	5.52
Series Q (Small Cap Value Series)	1.13%	11.97%	1,000.00	1,119.70	5.94
Series V (Mid Cap Value Series)	0.90%	14.83%	1,000.00	1,148.30	4.79
Series X (StylePlus—Small Growth Series)	1.13%	18.92%	1,000.00	1,189.20	6.13
Series Y (StylePlus—Large Growth Series)	0.98%	20.28%	1,000.00	1,202.80	5.35
Series Z (Alpha Opportunity Series)	2.00%	(3.67%)	1,000.00	963.30	9.74

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.96%	5.00%	$ 1,000.00	$ 1,020.03	$ 4.81
Series B (Large Cap Value Series)	0.79%	5.00%	1,000.00	1,020.88	3.96
Series D (World Equity Income Series)	0.89%	5.00%	1,000.00	1,020.38	4.46
Series E (Total Return Bond Series)	0.78%	5.00%	1,000.00	1,020.93	3.91
Series F (Floating Rate Strategies Series)	1.19%	5.00%	1,000.00	1,018.89	5.96
Series J (StylePlus—Mid Growth Series)	1.03%	5.00%	1,000.00	1,019.69	5.16
Series N (Managed Asset Allocation Series)	1.01%	5.00%	1,000.00	1,019.79	5.06
Series O (All Cap Value Series)	0.87%	5.00%	1,000.00	1,020.48	4.36
Series P (High Yield Series)	1.07%	5.00%	1,000.00	1,019.49	5.36
Series Q (Small Cap Value Series)	1.13%	5.00%	1,000.00	1,019.19	5.66
Series V (Mid Cap Value Series)	0.90%	5.00%	1,000.00	1,020.33	4.51
Series X (StylePlus—Small Growth Series)	1.13%	5.00%	1,000.00	1,019.19	5.66
Series Y (StylePlus—Large Growth Series)	0.98%	5.00%	1,000.00	1,019.93	4.91
Series Z (Alpha Opportunity Series)	2.00%	5.00%	1,000.00	1,014.88	9.99

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	06/30/19
Series A (StylePlus—Large Core Series)	0.89%
Series B (Large Cap Value Series)	0.79%
Series D (World Equity Income Series)	0.89%
Series E (Total Return Bond Series)	0.77%
Series F (Floating Rate Strategies Series)	1.15%
Series J (StylePlus—Mid Growth Series)	0.91%
Series O (All Cap Value Series)	0.87%
Series P (High Yield Series)	1.07%
Series Q (Small Cap Value Series)	1.13%
Series V (Mid Cap Value Series)	0.90%
Series X (StylePlus—Small Growth Series)	1.03%
Series Y (StylePlus—Large Growth Series)	0.90%
Series Z (Alpha Opportunity Series)	2.00%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2018 to June 30, 2019.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	32.6%
Guggenheim Strategy Fund III	29.2%
Guggenheim Ultra Short Duration Fund - Institutional Class	9.0%
Guggenheim Strategy Fund II	3.6%
Apple, Inc.	0.7%
Alphabet, Inc. — Class C	0.7%
Microsoft Corp.	0.7%
Johnson & Johnson	0.5%
Exxon Mobil Corp.	0.5%
Amazon.com, Inc.	0.5%
Top Ten Total	78.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	17.42%	7.99%	10.40%	13.54%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

COMMON STOCKS† - 20.8%

Consumer, Non-cyclical - 6.2%
Johnson & Johnson	7,652	$1,065,771
Pfizer, Inc.	19,644	850,978
Merck & Company, Inc.	9,598	804,792
Amgen, Inc.	3,535	651,430
Medtronic plc	6,117	595,734
Gilead Sciences, Inc.	8,549	577,570
Philip Morris International, Inc.	6,671	523,874
Kimberly-Clark Corp.	3,799	506,331
McKesson Corp.	3,560	478,428
UnitedHealth Group, Inc.	1,892	461,667
Archer-Daniels-Midland Co.	11,273	459,938
Humana, Inc.	1,720	456,316
Anthem, Inc.	1,503	424,162
Allergan plc	2,372	397,144
Tyson Foods, Inc. — Class A	4,695	379,074
Biogen, Inc.*	1,514	354,079
Procter & Gamble Co.	3,145	344,849
Molson Coors Brewing Co. — Class B	5,761	322,616
CVS Health Corp.	5,401	294,301
AmerisourceBergen Corp. — Class A	3,240	276,243
Altria Group, Inc.	5,797	274,488
PepsiCo, Inc.	2,046	268,292
Kroger Co.	12,214	265,166
HCA Healthcare, Inc.	1,932	261,148
Constellation Brands, Inc. — Class A	1,275	251,098
Zimmer Biomet Holdings, Inc.	2,066	243,251
AbbVie, Inc.	2,599	188,999
Cardinal Health, Inc.	3,582	168,712
General Mills, Inc.	3,183	167,171
Universal Health Services, Inc. — Class B	1,186	154,643
Bristol-Myers Squibb Co.	2,820	127,887
Colgate-Palmolive Co.	1,759	126,068
Kellogg Co.	2,214	118,604
Sysco Corp.	1,668	117,961
Total Consumer, Non-cyclical		12,958,785

Communications - 3.7%
Alphabet, Inc. — Class C*	1,355	1,464,633
Amazon.com, Inc.*	504	954,390
Verizon Communications, Inc.	13,469	769,484
Comcast Corp. — Class A	17,684	747,679
Facebook, Inc. — Class A*	3,462	668,166
AT&T, Inc.	15,469	518,366
Discovery, Inc. — Class A*	15,581	478,337
DISH Network Corp. — Class A*	12,441	477,859
Omnicom Group, Inc.	5,651	463,099
Walt Disney Co.	3,101	433,024
eBay, Inc.	7,112	280,924
Discovery, Inc. — Class C*	8,967	255,111
Corning, Inc.	5,268	175,056
Cisco Systems, Inc.	2,421	132,501
Total Communications		7,818,629

Industrial - 2.8%
Caterpillar, Inc.	4,402	599,948
United Parcel Service, Inc. — Class B	5,551	573,252
CSX Corp.	6,798	525,961
Norfolk Southern Corp.	2,532	504,704
FedEx Corp.	3,033	497,988
Cummins, Inc.	2,814	482,151
Parker-Hannifin Corp.	2,787	473,818
J.B. Hunt Transport Services, Inc.	4,672	427,068
Huntington Ingalls Industries, Inc.	1,674	376,215
Snap-on, Inc.	2,100	347,844
Masco Corp.	7,640	299,794
Union Pacific Corp.	1,521	257,216
General Electric Co.	15,480	162,540
Kansas City Southern	1,153	140,458
CH Robinson Worldwide, Inc.	1,549	130,658
Total Industrial		5,799,615

Technology - 2.7%
Apple, Inc.	7,568	1,497,858
Microsoft Corp.	10,262	1,374,698
Intel Corp.	13,749	658,164
Oracle Corp.	8,711	496,266
Activision Blizzard, Inc.	8,042	379,582
HP, Inc.	17,496	363,742
Lam Research Corp.	1,618	303,925
Seagate Technology plc	4,814	226,836
International Business Machines Corp.	1,543	212,780
Skyworks Solutions, Inc.	2,173	167,908
Total Technology		5,681,759

Energy - 2.5%
Exxon Mobil Corp.	13,046	999,715
Chevron Corp.	6,823	849,054
ConocoPhillips	8,621	525,881
Kinder Morgan, Inc.	19,906	415,637
Williams Companies, Inc.	14,268	400,075
ONEOK, Inc.	5,754	395,933
Phillips 66	4,162	389,313
Marathon Petroleum Corp.	6,842	382,331
Valero Energy Corp.	4,420	378,396
HollyFrontier Corp.	5,190	240,193
Marathon Oil Corp.	14,012	199,111
Total Energy		5,175,639

Consumer, Cyclical - 1.7%
TJX Companies, Inc.	10,345	547,043
PACCAR, Inc.	6,773	485,353
Walgreens Boots Alliance, Inc.	8,666	473,770
United Continental Holdings, Inc.*	5,003	438,013
Delta Air Lines, Inc.	7,312	414,956
Alaska Air Group, Inc.	5,631	359,877
Southwest Airlines Co.	6,855	348,097
BorgWarner, Inc.	7,559	317,327
AutoZone, Inc.*	189	207,800
Total Consumer, Cyclical		3,592,236

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

Financial - 1.2%
Berkshire Hathaway, Inc. — Class B*	1,985	$423,143
JPMorgan Chase & Co.	3,490	390,182
Visa, Inc. — Class A	1,660	288,093
Bank of America Corp.	8,834	256,186
Hartford Financial Services Group, Inc.	4,271	237,980
Western Union Co.	11,556	229,849
MetLife, Inc.	3,808	189,143
Prudential Financial, Inc.	1,262	127,462
Travelers Companies, Inc.	850	127,092
Northern Trust Corp.	1,373	123,570
Total Financial		2,392,700

Total Common Stocks
(Cost $41,590,896)		43,419,363

MUTUAL FUNDS† - 74.4%
Guggenheim Variable Insurance Strategy Fund III[1]	2,756,237	68,244,439
Guggenheim Strategy Fund III[1]	2,467,931	61,180,008
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,888,244	18,806,913
Guggenheim Strategy Fund II1	301,361	7,479,780
Total Mutual Funds
(Cost $156,754,376)		155,711,140

MONEY MARKET FUND† - 4.3%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[2]	8,955,690	8,955,690
Total Money Market Fund
(Cost $8,955,690)		8,955,690

Total Investments - 99.5%
(Cost $207,300,962)		$208,086,193
Other Assets & Liabilities, net - 0.5%		1,072,583
Total Net Assets - 100.0%		$209,158,776

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Bank of America, N.A.	S&P 500 Index	2.64%	At Maturity	07/05/19	56,570	$166,413,666	$4,213,899

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$43,419,363	$—	$—	$43,419,363
Mutual Funds	155,711,140	—	—	155,711,140
Money Market Fund	8,955,690	—	—	8,955,690
Equity Index Swap Agreements**	—	4,213,899	—	4,213,899
Total Assets	$208,086,193	$4,213,899	$—	$212,300,092

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III(collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$7,374,635	$105,143	$—	$—	$2	$7,479,780	301,361	$106,054
Guggenheim Strategy Fund III	60,332,371	847,905	—	—	(268)	61,180,008	2,467,931	856,151
Guggenheim Ultra Short Duration Fund — Institutional Class	3,611,649	23,009,763	(7,819,989)	(10,825)	16,315	18,806,913	1,888,244	239,684
Guggenheim Variable Insurance Strategy Fund III	67,282,594	934,588	—	—	27,257	68,244,439	2,756,237	936,394
	$138,601,249	$24,897,399	$(7,819,989)	$(10,825)	$43,306	$155,711,140		$2,138,283

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $50,546,586)	$52,375,053
Investments in affiliated issuers, at value (cost $156,754,376)	155,711,140
Segregated cash with broker	69,300
Unrealized appreciation on OTC swap agreements	4,213,899
Prepaid expenses	10,444
Receivables:
Dividends	389,735
Interest	15,131
Total assets	212,784,702

Liabilities:
Overdraft due to custodian bank	172
Segregated cash due to broker	2,605,000
Payable for:
Securities purchased	347,812
Swap settlement	261,451
Fund shares redeemed	127,837
Management fees	78,151
Distribution and service fees	39,517
Trustees’ fees*	23,781
Fund accounting/administration fees	12,645
Transfer agent/maintenance fees	2,027
Miscellaneous (Note 11)	127,533
Total liabilities	3,625,926
Commitments and contingent liabilities (Note 15)	—
Net assets	$209,158,776

Net assets consist of:
Paid in capital	$178,794,546
Total distributable earnings (loss)	30,364,230
Net assets	$209,158,776
Capital shares outstanding	4,840,468
Net asset value per share	$43.21

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$491,297
Dividends from securities of affiliated issuers	2,138,283
Interest	90,842
Total investment income	2,720,422

Expenses:
Management fees	765,990
Distribution and service fees	255,330
Transfer agent/maintenance fees	12,264
Fund accounting/administration fees	81,707
Interest expense	77,169
Trustees’ fees*	34,300
Custodian fees	6,614
Miscellaneous	109,633
Recoupment of previously waived fees	15,234
Total expenses	1,358,241
Less:
Expenses waived by Adviser	(377,042)
Earnings credits applied	(2,520)
Total waived expenses	(379,562)
Net expenses	978,679
Net investment income	1,741,743

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(465,286)
Investments in affiliated issuers	(10,825)
Swap agreements	7,864,859
Futures contracts	632,537
Net realized gain	8,021,285
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,817,780
Investments in affiliated issuers	43,306
Swap agreements	17,032,397
Futures contracts	(101,546)
Net change in unrealized appreciation (depreciation)	22,791,937
Net realized and unrealized gain	30,813,222
Net increase in net assets resulting from operations	$32,554,965

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,741,743	$4,394,496
Net realized gain on investments	8,021,285	17,775,188
Net change in unrealized appreciation (depreciation) on investments	22,791,937	(34,114,045)
Net increase (decrease) in net assets resulting from operations	32,554,965	(11,944,361)

Distributions to shareholders	—	(30,223,315)

Capital share transactions:
Proceeds from sale of shares	1,368,307	5,163,296
Distributions reinvested	—	30,223,315
Cost of shares redeemed	(15,408,979)	(54,369,310)
Net decrease from capital share transactions	(14,040,672)	(18,982,699)
Net increase (decrease) in net assets	18,514,293	(61,150,375)

Net assets:
Beginning of period	190,644,483	251,794,858
End of period	$209,158,776	$190,644,483

Capital share activity:
Shares sold	33,175	117,562
Shares issued from reinvestment of distributions	—	731,268
Shares redeemed	(373,043)	(1,202,046)
Net decrease in shares	(339,868)	(353,216)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$36.80	$45.50	$38.20	$34.34	$37.53	$32.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.83	.62	.46	.30	.44
Net gain (loss) on investments (realized and unrealized)	6.06	(3.10)	7.76	4.09	.36	4.59
Total from investment operations	6.41	(2.27)	8.38	4.55	.66	5.03
Less distributions from:
Net investment income	—	(.75)	(.50)	(.32)	(.52)	—
Net realized gains	—	(5.68)	(.58)	(.37)	(3.33)	—
Total distributions	—	(6.43)	(1.08)	(.69)	(3.85)	—
Net asset value, end of period	$43.21	$36.80	$45.50	$38.20	$34.34	$37.53

Total Return[c]	17.42%	(6.56%)	22.22%	13.34%	1.50%	15.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,159	$190,644	$251,795	$223,705	$218,880	$239,075
Ratios to average net assets:
Net investment income (loss)	1.70%	1.89%	1.48%	1.31%	0.83%	1.28%
Total expenses[d]	1.33%	1.26%	1.12%	0.93%	0.96%	0.97%
Net expenses[e,f,g]	0.96%	0.97%	0.91%	0.93%	0.96%	0.95%
Portfolio turnover rate	20%	45%	44%	43%	66%	88%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.89%	0.91%	0.90%	0.93%	0.96%	0.95%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the periods presented was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
0.01%	0.02%	—	—

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.5%
Bank of America Corp.	3.3%
Chevron Corp.	3.3%
Cisco Systems, Inc.	3.0%
Berkshire Hathaway, Inc. — Class B	2.9%
Citigroup, Inc.	2.5%
Pfizer, Inc.	2.5%
Exxon Mobil Corp.	2.4%
Intel Corp.	2.3%
Verizon Communications, Inc.	2.1%
Top Ten Total	28.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	12.12%	2.46%	6.50%	11.87%
Russell 1000 Value Index	16.24%	8.46%	7.46%	13.19%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.9%

Financial - 29.4%
JPMorgan Chase & Co.	87,108	$9,738,674
Bank of America Corp.	247,492	7,177,268
Berkshire Hathaway, Inc. — Class B*	29,501	6,288,728
Citigroup, Inc.	78,919	5,526,698
MetLife, Inc.	61,756	3,067,420
SunTrust Banks, Inc.	41,595	2,614,246
Principal Financial Group, Inc.	44,541	2,579,815
Zions Bancorp North America	55,143	2,535,475
Allstate Corp.	23,741	2,414,222
Equity Commonwealth REIT	70,611	2,296,270
BB&T Corp.	45,273	2,224,262
Voya Financial, Inc.	38,150	2,109,695
Loews Corp.	36,285	1,983,701
Hartford Financial Services Group, Inc.	30,053	1,674,553
Morgan Stanley	34,665	1,518,674
Wells Fargo & Co.	26,403	1,249,390
Prudential Financial, Inc.	12,350	1,247,350
Axis Capital Holdings Ltd.	20,224	1,206,362
KeyCorp	64,668	1,147,857
Medical Properties Trust, Inc. REIT	65,452	1,141,483
Regions Financial Corp.	70,117	1,047,548
Park Hotels & Resorts, Inc. REIT	30,801	848,875
CIT Group, Inc.	14,324	752,583
Jones Lang LaSalle, Inc.	4,866	684,598
Realogy Holdings Corp.	87,989	637,040
Total Financial		63,712,787

Consumer, Non-cyclical - 20.7%
Pfizer, Inc.	127,456	5,521,394
Procter & Gamble Co.	39,244	4,303,105
Johnson & Johnson	25,979	3,618,355
HCA Healthcare, Inc.	18,846	2,547,414
Tyson Foods, Inc. — Class A	30,226	2,440,447
Alexion Pharmaceuticals, Inc.*	18,567	2,431,906
McKesson Corp.	17,897	2,405,178
Archer-Daniels-Midland Co.	52,046	2,123,477
Dentsply Sirona, Inc.	34,104	1,990,309
Quest Diagnostics, Inc.	17,512	1,782,897
Merck & Company, Inc.	20,657	1,732,089
Humana, Inc.	6,387	1,694,471
Zimmer Biomet Holdings, Inc.	13,693	1,612,214
Bunge Ltd.	25,800	1,437,318
Medtronic plc	13,608	1,325,283
Amgen, Inc.	6,861	1,264,345
Biogen, Inc.*	4,948	1,157,189
DaVita, Inc.*	20,183	1,135,495
United Therapeutics Corp.*	14,302	1,116,414
Encompass Health Corp.	14,766	935,574
UnitedHealth Group, Inc.	3,439	839,150
Mylan N.V.*	41,797	795,815
Ingredion, Inc.	5,434	448,251
Corteva, Inc.*	9,877	292,063
Total Consumer, Non-cyclical		44,950,153

Energy - 10.6%
Chevron Corp.	57,407	7,143,727
Exxon Mobil Corp.	68,793	5,271,608
Kinder Morgan, Inc.	188,943	3,945,130
ConocoPhillips	38,115	2,325,015
Marathon Oil Corp.	158,094	2,246,516
Whiting Petroleum Corp.*	55,030	1,027,960
Range Resources Corp.	107,163	747,998
Antero Resources Corp.*	56,985	315,127
Total Energy		23,023,081

Communications - 8.7%
Cisco Systems, Inc.	118,524	6,486,819
Verizon Communications, Inc.	78,150	4,464,709
Comcast Corp. — Class A	69,129	2,922,774
Symantec Corp.	115,160	2,505,881
F5 Networks, Inc.*	6,844	996,692
AT&T, Inc.	24,582	823,743
Corning, Inc.	18,169	603,756
Total Communications		18,804,374

Utilities - 7.3%
Exelon Corp.	72,444	3,472,965
Public Service Enterprise Group, Inc.	56,473	3,321,742
OGE Energy Corp.	58,117	2,473,460
Duke Energy Corp.	24,149	2,130,908
Edison International	27,657	1,864,358
Pinnacle West Capital Corp.	15,680	1,475,331
AES Corp.	71,750	1,202,530
Total Utilities		15,941,294

Consumer, Cyclical - 6.6%
Walmart, Inc.	26,728	2,953,177
Southwest Airlines Co.	47,188	2,396,207
Lear Corp.	12,115	1,687,256
PACCAR, Inc.	20,253	1,451,330
DR Horton, Inc.	32,193	1,388,484
PVH Corp.	14,248	1,348,431
Carnival Corp.	23,157	1,077,958
Macy’s, Inc.	44,265	949,927
Walgreens Boots Alliance, Inc.	10,796	590,217
Dick’s Sporting Goods, Inc.	16,423	568,728
Total Consumer, Cyclical		14,411,715

Technology - 5.3%
Intel Corp.	104,561	5,005,335
Apple, Inc.	10,204	2,019,576
Micron Technology, Inc.*	45,094	1,740,177
Oracle Corp.	28,737	1,637,147
Skyworks Solutions, Inc.	13,665	1,055,895
Total Technology		11,458,130

Basic Materials - 5.2%
Reliance Steel & Aluminum Co.	29,895	2,828,665
Nucor Corp.	38,756	2,135,456
Huntsman Corp.	78,933	1,613,391
Steel Dynamics, Inc.	47,307	1,428,671

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

Alcoa Corp.*	49,358	$1,155,471
Freeport-McMoRan, Inc.	82,050	952,600
DuPont de Nemours, Inc.	9,877	741,466
Dow, Inc.	9,877	487,035
Total Basic Materials		11,342,755

Industrial - 5.1%
Eaton Corporation plc	18,940	1,577,323
Owens Corning	26,430	1,538,226
Jabil, Inc.	43,618	1,378,329
FedEx Corp.	7,764	1,274,771
Westrock Co.	31,950	1,165,216
General Electric Co.	97,873	1,027,667
3M Co.	5,924	1,026,866
Timken Co.	19,855	1,019,356
Avnet, Inc.	21,675	981,227
Total Industrial		10,988,981

Total Common Stocks
(Cost $177,309,682)		214,633,270

MONEY MARKET FUND† - 1.1%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[1]	2,426,811	2,426,811
Total Money Market Fund
(Cost $2,426,811)		2,426,811

Total Investments - 100.0%
(Cost $179,736,493)		$217,060,081
Other Assets & Liabilities, net - 0.0%		(51,215)
Total Net Assets - 100.0%		$217,008,866

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$214,633,270	$—	$—	$214,633,270
Money Market Fund	2,426,811	—	—	2,426,811
Total Assets	$217,060,081	$—	$—	$217,060,081

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $179,736,493)	$217,060,081
Prepaid expenses	3,930
Receivables:
Dividends	154,115
Fund shares sold	14,750
Interest	6,343
Total assets	217,239,219

Liabilities:
Payable for:
Management fees	66,305
Distribution and service fees	40,961
Fund shares redeemed	39,626
Printing fees	30,712
Professional fees	13,638
Fund accounting/administration fees	13,108
Legal fees	12,260
Trustees’ fees*	4,799
Transfer agent/maintenance fees	2,185
Miscellaneous	6,759
Total liabilities	230,353
Commitments and contingent liabilities (Note 15)	—
Net assets	$217,008,866

Net assets consist of:
Paid in capital	$153,599,620
Total distributable earnings (loss)	63,409,246
Net assets	$217,008,866
Capital shares outstanding	5,356,173
Net asset value per share	$40.52

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$2,697,383
Interest	51,030
Total investment income	2,748,413

Expenses:
Management fees	709,521
Distribution and service fees	272,892
Transfer agent/maintenance fees	12,264
Fund accounting/administration fees	87,326
Trustees’ fees*	15,372
Custodian fees	1,905
Miscellaneous	57,203
Total expenses	1,156,483
Less:
Expenses waived by Adviser	(289,244)
Net expenses	867,239
Net investment income	1,881,174

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,971,616
Net realized gain	6,971,616
Net change in unrealized appreciation (depreciation) on:
Investments	15,960,213
Net change in unrealized appreciation (depreciation)	15,960,213
Net realized and unrealized gain	22,931,829
Net increase in net assets resulting from operations	$24,813,003

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,881,174	$3,840,780
Net realized gain on investments	6,971,616	16,968,144
Net change in unrealized appreciation (depreciation) on investments	15,960,213	(42,619,610)
Net increase (decrease) in net assets resulting from operations	24,813,003	(21,810,686)

Distributions to shareholders	—	(19,382,371)

Capital share transactions:
Proceeds from sale of shares	3,126,440	5,515,601
Distributions reinvested	—	19,382,371
Cost of shares redeemed	(18,097,726)	(45,795,901)
Net decrease from capital share transactions	(14,971,286)	(20,897,929)
Net increase (decrease) in net assets	9,841,717	(62,090,986)

Net assets:
Beginning of period	207,167,149	269,258,135
End of period	$217,008,866	$207,167,149

Capital share activity:
Shares sold	79,566	132,720
Shares issued from reinvestment of distributions	—	480,475
Shares redeemed	(456,171)	(1,090,519)
Net decrease in shares	(376,605)	(477,324)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$36.14	$43.36	$39.08	$33.20	$41.40	$37.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.65	.48	.50	.61	.41
Net gain (loss) on investments (realized and unrealized)	4.04	(4.42)	5.52	6.48	(2.29)	3.17
Total from investment operations	4.38	(3.77)	6.00	6.98	(1.68)	3.58
Less distributions from:
Net investment income	—	(.58)	(.53)	(.61)	(.47)	—
Net realized gains	—	(2.87)	(1.19)	(.49)	(6.05)	—
Total distributions	—	(3.45)	(1.72)	(1.10)	(6.52)	—
Net asset value, end of period	$40.52	$36.14	$43.36	$39.08	$33.20	$41.40

Total Return[c]	12.12%	(9.53%)	15.81%	21.41%	(5.08%)	9.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$217,009	$207,167	$269,258	$260,692	$233,098	$275,200
Ratios to average net assets:
Net investment income (loss)	1.72%	1.54%	1.17%	1.44%	1.63%	1.04%
Total expenses[d]	1.06%	1.07%	1.02%	0.82%	0.84%	0.83%
Net expenses[e,f]	0.79%	0.80%	0.81%	0.82%	0.84%	0.83%
Portfolio turnover rate	12%	21%	27%	44%	38%	47%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.79%	0.80%	0.79%	0.82%	0.84%	0.83%

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At June 30, 2019, the investment diversification of the Fund by Country was as follows:

Country	% of Long-Term Investments
United States	55.6%
Japan	6.8%
United Kingdom	6.4%
Australia	5.8%
Canada	5.8%
France	4.4%
Switzerland	3.3%
Other	11.9%
Total Long-Term Investments	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	2.2%
iShares Edge MSCI Min Vol Global ETF	1.9%
Johnson & Johnson	1.5%
Apple, Inc.	1.5%
AT&T, Inc.	1.5%
Pfizer, Inc.	1.4%
Verizon Communications, Inc.	1.4%
Procter & Gamble Co.	1.4%
Roche Holding AG	1.4%
Home Depot, Inc.	1.3%
Top Ten Total	15.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	12.50%	3.31%	4.34%	8.02%
MSCI World Index	16.98%	6.33%	6.60%	10.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

COMMON STOCKS† - 97.0%

Financial - 22.9%
Mastercard, Inc. — Class A	6,500	$1,719,445
Commonwealth Bank of Australia	24,300	1,412,410
Westpac Banking Corp.	65,100	1,296,332
Public Storage REIT	5,000	1,190,850
National Australia Bank Ltd.	63,300	1,187,597
AXA S.A.	41,400	1,087,739
Swiss Re AG	10,600	1,077,778
DBS Group Holdings Ltd.	53,300	1,022,962
Visa, Inc. — Class A	5,800	1,006,590
Canadian Imperial Bank of Commerce	12,660	995,766
Australia & New Zealand Banking Group Ltd.	47,600	942,842
Simon Property Group, Inc. REIT	5,800	926,608
SmartCentres Real Estate Investment Trust	34,800	882,712
Sampo Oyj — Class A	18,100	854,356
Swedbank AB — Class A	56,400	847,202
RioCan Real Estate Investment Trust	39,400	782,120
Essex Property Trust, Inc. REIT	2,600	759,018
H&R Real Estate Investment Trust	41,900	730,938
Invesco Ltd.	35,600	728,376
VEREIT, Inc.	80,500	725,305
Daiwa House REIT Investment Corp.	300	723,773
BNP Paribas S.A.	15,000	712,551
Aflac, Inc.	13,000	712,530
Nippon Prologis REIT, Inc.	300	692,607
CNP Assurances	29,800	676,533
Toronto-Dominion Bank	11,400	666,271
Great-West Lifeco, Inc.	27,900	642,484
Direct Line Insurance Group plc	147,100	619,836
Japan Retail Fund Investment Corp. REIT	300	606,623
Ventas, Inc. REIT	8,100	553,635
United Urban Investment Corp. REIT	300	502,551
Zurich Insurance Group AG	1,300	452,722
HSBC Holdings plc	47,700	397,868
Royal Bank of Canada	4,900	389,487
Marsh & McLennan Companies, Inc.	3,900	389,025
IGM Financial, Inc.	13,400	382,676
JPMorgan Chase & Co.	2,900	324,220
Tryg A/S	9,700	315,377
Bank of Montreal	2,600	196,439
Total Financial		30,134,154

Consumer, Non-cyclical - 19.0%
Johnson & Johnson	14,600	2,033,488
Pfizer, Inc.	44,000	1,906,080
Procter & Gamble Co.	16,500	1,809,225
Roche Holding AG	6,400	1,800,928
Philip Morris International, Inc.	16,500	1,295,745
Woolworths Group Ltd.	50,500	1,178,286
Altria Group, Inc.	24,700	1,169,545
Bayer AG	16,600	1,150,596
Kimberly-Clark Corp.	8,600	1,146,208
Colgate-Palmolive Co.	13,200	946,044
Amgen, Inc.	4,900	902,972
Japan Tobacco, Inc.	39,600	874,021
AbbVie, Inc.	11,700	850,824
Kellogg Co.	15,100	808,907
H&R Block, Inc.	27,000	791,100
Imperial Brands plc	30,600	717,600
General Mills, Inc.	13,000	682,760
Sanofi	7,300	630,281
PepsiCo, Inc.	4,700	616,311
Bristol-Myers Squibb Co.	12,500	566,875
Mitsubishi Tanabe Pharma Corp.	50,800	565,439
Medtronic plc	4,900	477,211
Nielsen Holdings plc	19,100	431,660
Atlantia SpA	13,000	338,751
Otsuka Holdings Company Ltd.	9,400	306,562
Wesfarmers Ltd.	11,000	279,287
Hershey Co.	1,900	254,657
S&P Global, Inc.	1,100	250,569
Reed Elsevier plc	9,700	235,161
Total Consumer, Non-cyclical		25,017,093

Technology - 15.1%
Microsoft Corp.	22,000	2,947,120
Apple, Inc.	10,200	2,018,784
Accenture plc — Class A	7,900	1,459,683
International Business Machines Corp.	10,400	1,434,160
Texas Instruments, Inc.	11,300	1,296,788
Broadcom, Inc.	4,400	1,266,584
Paychex, Inc.	13,300	1,094,457
Canon, Inc.	37,500	1,094,286
Fidelity National Information Services, Inc.	8,600	1,055,048
Fiserv, Inc.*	11,500	1,048,340
Maxim Integrated Products, Inc.	17,400	1,040,868
Oracle Corp.	14,700	837,459
Jack Henry & Associates, Inc.	5,200	696,384
HP, Inc.	31,600	656,964
Seagate Technology plc	12,500	589,000
Intuit, Inc.	1,801	470,655
Intel Corp.	9,800	469,126
CDK Global, Inc.	8,000	395,520
Total Technology		19,871,226

Communications - 13.6%
AT&T, Inc.	57,300	1,920,123
Verizon Communications, Inc.	32,400	1,851,012
Amazon.com, Inc.*	800	1,514,904
Alphabet, Inc. — Class C*	1,281	1,384,646
NTT DOCOMO, Inc.	41,900	976,475
BCE, Inc.	19,200	873,721
Omnicom Group, Inc.	9,900	811,305
VeriSign, Inc.*	3,600	752,976
TELUS Corp.	19,900	735,799
Eutelsat Communications S.A.	38,800	725,514
Elisa Oyj	14,800	722,325
HKT Trust & HKT Ltd.	452,700	718,652
PCCW Ltd.	1,144,700	660,929
Proximus SADP	19,600	577,834
Interpublic Group of Companies, Inc.	24,700	557,973

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

WPP plc	43,100	$541,986
Facebook, Inc. — Class A*	2,735	527,855
Walt Disney Co.	3,700	516,668
KDDI Corp.	19,200	488,593
CDW Corp.	2,600	288,600
Shaw Communications, Inc. — Class B	12,800	261,227
Orange S.A.	16,500	260,205
Nippon Telegraph & Telephone Corp.	4,900	228,024
Total Communications		17,897,346

Utilities - 7.8%
NextEra Energy, Inc.	6,500	1,331,590
Dominion Energy, Inc.	15,900	1,229,388
Duke Energy Corp.	13,800	1,217,712
PPL Corp.	31,200	967,512
OGE Energy Corp.	21,500	915,040
Snam SpA	178,400	886,927
Endesa S.A.	29,000	745,780
SSE plc	47,800	681,097
Power Assets Holdings Ltd.	85,500	615,161
WEC Energy Group, Inc.	6,500	541,905
Eversource Energy	6,200	469,712
EDP - Energias de Portugal S.A.	97,700	371,376
National Grid plc	31,700	336,473
Total Utilities		10,309,673

Industrial - 7.2%
Lockheed Martin Corp.	3,428	1,246,215
3M Co.	7,100	1,230,714
United Parcel Service, Inc. — Class B	11,100	1,146,297
Waste Management, Inc.	9,200	1,061,404
TE Connectivity Ltd.	9,700	929,066
Republic Services, Inc. — Class A	10,000	866,400
Emerson Electric Co.	12,300	820,656
Bouygues S.A.	15,300	566,789
Pentair plc	13,300	494,760
Skanska AB — Class B	27,200	491,350
Amphenol Corp. — Class A	3,400	326,196
Lennox International, Inc.	800	220,000
Total Industrial		9,399,847

Consumer, Cyclical - 7.0%
Home Depot, Inc.	8,400	1,746,948
McDonald’s Corp.	6,600	1,370,556
Ford Motor Co.	85,800	877,734
Nissan Motor Company Ltd.	121,200	867,433
Persimmon plc	31,800	806,479
Harvey Norman Holdings Ltd.	232,800	665,283
Crown Resorts Ltd.	74,200	648,638
Lawson, Inc.	11,600	556,275
Las Vegas Sands Corp.	8,200	484,538
Sekisui House Ltd.	20,800	342,551
TJX Companies, Inc.	5,536	292,743
L Brands, Inc.	9,900	258,390
Singapore Airlines Ltd.*	32,800	224,792
Total Consumer, Cyclical		9,142,360

Energy - 3.4%
BP plc	198,900	1,385,478
Eni SpA	67,700	1,124,689
TOTAL S.A.	18,300	1,025,628
Royal Dutch Shell plc — Class A	29,500	963,752
Total Energy		4,499,547

Basic Materials - 1.0%
Rio Tinto plc	20,900	1,295,252

Total Common Stocks
(Cost $120,124,667)		127,566,498

EXCHANGE-TRADED FUNDS† - 1.9%
iShares Edge MSCI Min Vol Global ETF	27,457	2,529,339
Total Exchange-Traded Funds
(Cost $2,506,272)		2,529,339

MONEY MARKET FUND† - 0.7%
Goldman Sachs Financial Square Treasury Instruments Fund – Institutional Class 2.08%[1]	969,721	969,721
Total Money Market Fund
(Cost $969,721)		969,721

Total Investments - 99.6%
(Cost $123,600,660)		$131,065,558
Other Assets & Liabilities, net - 0.4%		550,170
Total Net Assets - 100.0%		$131,615,728

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES D (WORLD EQUITY INCOME SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$127,566,498	$—	$—	$127,566,498
Exchange-Traded Funds	2,529,339	—	—	2,529,339
Money Market Fund	969,721	—	—	969,721
Total Assets	$131,065,558	$—	$—	$131,065,558

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $123,600,660)	$131,065,558
Foreign currency, at value (cost $43,527)	43,524
Prepaid expenses	2,949
Receivables:
Dividends	403,961
Foreign tax reclaims	353,143
Interest	2,003
Total assets	131,871,138

Liabilities:
Payable for:
Fund shares redeemed	101,983
Management fees	40,672
Printing fees	34,333
Distribution and service fees	24,987
Professional fees	15,420
Fund accounting/administration fees	7,996
Trustees’ fees*	6,725
Transfer agent/maintenance fees	2,276
Miscellaneous	21,018
Total liabilities	255,410
Commitments and contingent liabilities (Note 15)	—
Net assets	$131,615,728

Net assets consist of:
Paid in capital	$113,115,221
Total distributable earnings (loss)	18,500,507
Net assets	$131,615,728
Capital shares outstanding	9,026,577
Net asset value per share	$14.58

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $240,639)	$2,421,526
Interest	8,131
Total investment income	2,429,657

Expenses:
Management fees	454,028
Distribution and service fees	162,152
Transfer agent/maintenance fees	12,264
Fund accounting/administration fees	51,889
Trustees’ fees*	16,317
Custodian fees	9,278
Miscellaneous	59,754
Total expenses	765,682
Less:
Expenses reimbursed by Adviser	(1,897)
Expenses waived by Adviser	(185,631)
Earnings credits applied	(232)
Total waived/reimbursed expenses	(187,760)
Net expenses	577,922
Net investment income	1,851,735

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(421,086)
Futures contracts	(506,671)
Foreign currency transactions	3,169
Net realized loss	(924,588)
Net change in unrealized appreciation (depreciation) on:
Investments	14,530,146
Futures contracts	(159,575)
Foreign currency translations	5,485
Net change in unrealized appreciation (depreciation)	14,376,056
Net realized and unrealized gain	13,451,468
Net increase in net assets resulting from operations	$15,303,203

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,851,735	$3,430,267
Net realized gain (loss) on investments	(924,588)	8,547,523
Net change in unrealized appreciation (depreciation) on investments	14,376,056	(22,855,163)
Net increase (decrease) in net assets resulting from operations	15,303,203	(10,877,373)

Distributions to shareholders	—	(4,156,958)

Capital share transactions:
Proceeds from sale of shares	628,627	3,054,237
Distributions reinvested	—	4,156,958
Cost of shares redeemed	(9,628,025)	(27,976,438)
Net decrease from capital share transactions	(8,999,398)	(20,765,243)
Net increase (decrease) in net assets	6,303,805	(35,799,574)

Net assets:
Beginning of period	125,311,923	161,111,497
End of period	$131,615,728	$125,311,923

Capital share activity:
Shares sold	44,651	208,853
Shares issued from reinvestment of distributions	—	288,077
Shares redeemed	(686,229)	(1,924,607)
Net decrease in shares	(641,578)	(1,427,677)

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$12.96	$14.52	$12.98	$12.12	$12.60	$12.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.33	.33	.37	.36	.37
Net gain (loss) on investments (realized and unrealized)	1.42	(1.47)	1.60	.88	(.43)	.23
Total from investment operations	1.62	(1.14)	1.93	1.25	(.07)	.60
Less distributions from:
Net investment income	—	(.42)	(.39)	(.39)	(.41)	(—)[c]
Total distributions	—	(.42)	(.39)	(.39)	(.41)	(—)[c]
Net asset value, end of period	$14.58	$12.96	$14.52	$12.98	$12.12	$12.60

Total Return[d]	12.50%	(8.17%)	15.06%	10.37%	(0.67%)	5.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,616	$125,312	$161,111	$159,978	$158,063	$178,548
Ratios to average net assets:
Net investment income (loss)	2.85%	2.29%	2.38%	2.92%	2.88%	2.95%
Total expenses[e]	1.18%	1.17%	1.12%	0.91%	0.96%	1.01%
Net expenses[f,g]	0.89%	0.90%	0.90%	0.91%	0.96%	1.01%
Portfolio turnover rate	49%	134%	112%	43%	110%	132%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17
0.89%	0.90%	0.88%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.38% due 03/15/22	7.1%
U.S. Treasury Notes, 2.38% due 02/29/24	5.5%
Guggenheim Total Return Bond Fund — R6 Class	4.4%
Federative Republic of Brazil	2.6%
U.S. Treasury Notes, 2.50% due 02/28/26	2.5%
U.S. Treasury Notes, 2.88% due 11/30/23	2.3%
Guggenheim Limited Duration Fund — R6 Class	2.2%
Government of Japan	2.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.8%
U.S. Treasury Bonds, 2.88%	1.4%
Top Ten Total	32.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	3.53%	4.07%	4.28%	4.98%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.95%	3.90%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	48.0%
AA	4.3%
A	13.8%
BBB	12.6%
BB	3.2%
B	2.7%
CCC	1.3%
CC	1.0%
C	0.3%
NR2	2.4%
Other Instruments	10.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value

MUTUAL FUNDS† - 8.6%
Guggenheim Total Return Bond Fund — R6 Class[1]	220,338	$5,993,187
Guggenheim Limited Duration Fund — R6 Class[1]	121,971	3,007,801
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	253,180	2,521,668
Guggenheim Floating Rate Strategies Fund — R6 Class[1]	8,366	211,752
Total Mutual Funds
(Cost $11,564,844)		11,734,408

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.10%[2]	884,092	884,092
Total Money Market Fund
(Cost $884,092)		884,092

	Face Amount~

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 27.2%
Government Agency - 15.8%
Fannie Mae
3.16% due 01/01/30	1,300,000	1,365,798
3.58% due 04/01/33	1,277,862	1,363,205
3.00% due 12/01/29	1,250,000	1,294,158
2.94% due 10/01/32	1,164,751	1,191,390
3.43% due 08/01/34†††	1,000,000	1,063,523
3.83% due 05/01/49	1,000,000	1,054,607
3.01% due 12/01/27	1,000,000	1,042,104
3.37% due 06/01/39	1,000,000	1,041,019
3.33% due 04/01/30	980,828	1,032,801
2.99% due 09/01/29	500,000	517,674
3.08% due 10/01/32	500,000	517,564
2.96% due 11/01/29	500,000	516,325
3.11% due 10/01/29	500,000	515,425
2.86% due 09/01/29	500,000	514,177
2.90% due 11/01/29	500,000	513,642
1.95% due 11/01/20	250,000	249,239
Freddie Mac Multifamily Structured Pass Through Certificates
2019-K087, 3.77% due 12/25/28	1,250,000	1,379,246
2017-KGX1, 3.00% due 10/25/27	1,200,000	1,238,934
2017-KW03, 3.02% due 06/25/27	1,050,000	1,081,281
2018-K074, 3.60% due 02/25/28	1,000,000	1,080,156
Freddie Mac Seasoned Credit Risk Transfer Trust
2017-4, 3.00% due 06/25/57[3]	1,082,528	1,107,400
2017-3, 3.00% due 07/25/56	1,072,453	1,083,666
Fannie Mae-Aces
2017-M11, 2.98% due 08/25/29	900,000	919,645
Total Government Agency		21,682,979

Residential Mortgage Backed Securities - 7.9%
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.52% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	1,596,794	1,024,746
Soundview Home Loan Trust
2006-OPT5, 2.54% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	1,005,080	979,272
Home Equity Loan Trust
2007-FRE1, 2.59% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	1,011,306	955,925
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57[4,5]	895,917	929,490
GSAA Trust
2005-10, 3.05% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[4]	895,744	900,204
NovaStar Mortgage Funding Trust Series
2007-2, 2.60% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	868,689	843,951
Luminent Mortgage Trust
2006-2, 2.60% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	828,174	720,609
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[4,5]	685,418	693,241
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE2A, 2.53% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,5]	678,682	649,952
CIT Mortgage Loan Trust
2007-1, 3.88% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,5]	446,536	448,348
2007-1, 3.78% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,5]	183,843	185,927
CSMC Series
2015-12R, 2.93% (WAC) due 11/30/37[4,5]	619,953	616,888
HarborView Mortgage Loan Trust
2006-14, 2.54% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	606,788	595,347
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	2,598,198	428,692
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 3.34% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	370,982	333,572

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

Towd Point Mortgage Trust
2018-1, 3.00% (WAC) due 01/25/58[4,5]	289,501	$292,551
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	124,506	131,624
Morgan Stanley Re-REMIC Trust
2010-R5, 3.83% due 06/26/36[5]	83,836	77,559
Total Residential Mortgage Backed Securities		10,807,898

Commercial Mortgage Backed Securities - 2.0%
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 2.63% due 05/15/48	450,000	449,426
2016-NXS5, 1.68% (WAC) due 01/15/59[4,6]	4,825,963	319,722
CGBAM Mezzanine Securities Trust
2015-SMMZ, 8.21% due 04/10/28[5]	500,000	515,628
CGBAM Commercial Mortgage Trust
2015-SMRT, 3.77% due 04/10/28[5]	450,000	453,313
Citigroup Commercial Mortgage Trust
2016-GC37, 1.94% (WAC) due 04/10/49[4,6]	3,760,765	353,753
CFCRE Commercial Mortgage Trust
2016-C3, 1.20% (WAC) due 01/10/48[4,6]	5,806,622	328,230
COMM Mortgage Trust
2015-CR26, 1.11% (WAC) due 10/10/48[4,6]	6,485,719	305,308
Total Commercial Mortgage Backed Securities		2,725,380

Military Housing - 1.5%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[5]	957,490	1,054,823
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 1.93% (WAC) due 11/25/55[4,5]	961,055	1,049,257
Total Military Housing		2,104,080
Total Collateralized Mortgage Obligations
(Cost $36,172,665)		37,320,337

U.S. GOVERNMENT SECURITIES†† - 19.7%
U.S. Treasury Notes
2.38% due 03/15/22	9,527,000	9,696,700
2.38% due 02/29/24	7,260,000	7,464,471
2.50% due 02/28/26	3,292,000	3,424,066
2.88% due 11/30/23	3,045,000	3,190,827
U.S. Treasury Bonds
2.88% due 05/15/49	1,852,000	1,983,376
U.S. Treasury Inflation Protected Securities
1.38% due 01/15/20[7]	1,287,879	1,285,061
Total U.S. Government Securities
(Cost $26,589,522)		27,044,501

ASSET-BACKED SECURITIES†† - 15.6%
Collateralized Loan Obligations - 6.2%
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[5]	1,000,000	1,002,122
NXT Capital CLO LLC
2017-1A, 4.29% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,5]	1,000,000	1,000,134
THL Credit Wind River CLO Ltd.
2019-1A due 01/15/26[4,5]	1,000,000	1,000,000
Marathon CLO VII Ltd.
2017-7A, 4.23% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,5]	1,000,000	999,635
MP CLO VIII Ltd.
2018-2A, 3.49% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,5]	1,000,000	998,391
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[5,8]	1,000,000	913,946
Golub Capital Partners CLO Ltd.
2018-36A, 3.87% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,5]	850,000	837,210
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.90% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,5]	750,000	736,894
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.07% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,5]	509,000	506,767
Treman Park CLO Ltd.
2015-1A, due 10/20/28[5,8]	500,000	435,618
Copper River CLO Ltd.
2007-1A, due 01/20/21[8,9]	600,000	91,577
Babson CLO Ltd.
2012-2A, due 05/15/23[5,8]	750,000	9,150
Total Collateralized Loan Obligations		8,531,444

Transport-Aircraft - 3.0%
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[3,5]	1,309,024	1,352,645
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	785,582	793,978
Raspro Trust
2005-1A, 3.52% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,5]	644,381	622,850
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[5]	571,500	579,621
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[9]	446,018	433,909

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~		Value

Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]		323,953	$328,650
Total Transport-Aircraft			4,111,653

Financial - 2.5%
Station Place Securitization Trust
2018-6, 3.13% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[4]		1,000,000	999,999
2019-1, 3.03% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/24/19[4,5]		750,000	749,999
2019-6, 3.03% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/24/21[4,5]		700,000	700,000
2019-2, 2.98% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 04/24/21[4,5]		250,000	250,000
Barclays Bank plc
GMTN, 3.15% (1 Month USD LIBOR + 0.72%) due 10/31/19[4]		700,000	700,276
Total Financial			3,400,274

Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[5]		1,000,000	971,274
Putnam Structured Product Funding Ltd.
2003-1A, 3.39% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,5]		324,734	321,592
N-Star REL CDO VIII Ltd.
2006-8A, 2.85% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,5]		108,390	106,968
Total Collateralized Debt Obligations			1,399,834

Whole Business - 0.9%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[5]		752,885	792,193
Domino’s Pizza Master Issuer LLC
2017-1A, 3.83% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,5]		491,250	488,455
Total Whole Business			1,280,648

Net Lease - 0.9%
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[5]		1,189,288	1,219,054

Transport-Container - 0.7%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[5]		923,802	929,120

Insurance - 0.3%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[5]		432,000	433,335

Diversified Payment Rights - 0.1%
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21		97,554	99,091
Total Asset-Backed Securities
(Cost $21,262,725)			21,404,453

FOREIGN GOVERNMENT DEBT†† - 10.9%
Government of Japan
due 07/01/19[10]	JPY	318,400,000	2,953,344
due 01/20/20[10]	JPY	207,000,000	1,922,300
due 07/29/19[10]	JPY	132,000,000	1,224,520
due 07/08/19[10]	JPY	70,450,000	653,476
due 08/13/19[10]	JPY	43,300,000	401,703
due 07/22/19[10]	JPY	22,000,000	204,079
due 08/19/19[10]	JPY	21,000,000	194,825
Federative Republic of Brazil
due 10/01/19[10]	BRL	13,690,000	3,512,301
due 01/01/20[10]	BRL	2,800,000	708,327
Republic of Portugal
due 07/19/19[10]	EUR	800,000	910,118
due 01/17/20[10]	EUR	440,000	501,563
State of Israel
5.00% due 01/31/20	ILS	3,300,000	950,101
Kingdom of Spain
due 01/17/20[10]	EUR	438,000	499,395
Province of New Brunswick, Canada
due 07/11/19[10]	CAD	140,000	106,863
Province of Quebec, Canada
due 07/26/19[10]	CAD	130,000	99,152
Province of Newfoundland, Canada
due 07/09/19[10]	CAD	100,000	76,339
Total Foreign Government Debt
(Cost $14,637,713)			14,918,406

CORPORATE BONDS†† - 9.4%
Financial - 3.8%
Synchrony Bank
2.95% (3 Month USD LIBOR + 0.63%) due 03/30/20[4]		450,000	450,387
Assurant, Inc.
3.58% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]		370,000	370,025
American Equity Investment Life Holding Co.
5.00% due 06/15/27		354,000	363,098
Standard Chartered Bank
2.97% (3 Month USD LIBOR + 0.40%) due 08/04/20[4]		320,000	320,516
Lloyds Bank Corporate Markets plc NY
2.94% (3 Month USD LIBOR + 0.37%) due 08/05/20[4]		320,000	320,343
Credit Suisse AG NY
2.98% (3 Month USD LIBOR + 0.40%) due 07/31/20[4]		320,000	320,338
Alexandria Real Estate Equities, Inc.
2.75% due 01/15/20		310,000	310,129

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

Morgan Stanley
5.50% due 07/24/20	300,000	$309,671
ANZ New Zealand Int’l Ltd.
2.85% due 08/06/20[5]	300,000	301,843
UBS AG
3.03% (3 Month USD LIBOR + 0.58%, Rate Floor: 0.00%) due 06/08/20[4,5]	300,000	301,163
Jefferies Group LLC
8.50% due 07/15/19	300,000	300,634
Ventas Realty Limited Partnership / Ventas Capital Corp.
2.70% due 04/01/20	300,000	300,392
Capital One Financial Corp.
3.03% (3 Month USD LIBOR + 0.45%) due 10/30/20[4]	290,000	290,279
3.30% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]	10,000	10,042
Aspen Insurance Holdings Ltd.
6.00% due 12/15/20	250,000	261,183
Discover Bank
3.10% due 06/04/20	250,000	251,207
Hospitality Properties Trust
5.25% due 02/15/26	85,000	87,305
American Tower Corp.
2.80% due 06/01/20	70,000	70,160
Liberty Property, LP
4.75% due 10/01/20	55,000	56,259
ERP Operating, LP
4.75% due 07/15/20	50,000	50,858
Nomura Holdings, Inc.
6.70% due 03/04/20	30,000	30,844
Reinsurance Group of America, Inc.
6.45% due 11/15/19	25,000	25,354
American Express Co.
2.20% due 10/30/20	25,000	24,970
Total Financial		5,127,000

Consumer, Non-cyclical - 2.8%
Mondelez International, Inc.
3.00% due 05/07/20	360,000	361,457
Biogen, Inc.
2.90% due 09/15/20	340,000	341,708
Zimmer Biomet Holdings, Inc.
2.70% due 04/01/20	325,000	325,405
Cigna Corp.
2.76% (3 Month USD LIBOR + 0.35%) due 03/17/20[4,5]	325,000	325,262
Allergan Funding SCS
3.69% (3 Month USD LIBOR + 1.26%) due 03/12/20[4]	300,000	301,915
Humana, Inc.
2.50% due 12/15/20	300,000	300,159
Quest Diagnostics, Inc.
2.50% due 03/30/20	300,000	299,622
Bayer US Finance LLC
2.38% due 10/08/19[5]	300,000	299,606
Anthem, Inc.
2.50% due 11/21/20	200,000	200,399
4.35% due 08/15/20	90,000	91,935
Molson Coors Brewing Co.
2.25% due 03/15/20	290,000	289,283
BAT Capital Corp.
2.30% due 08/14/20	155,000	154,678
Reynolds American, Inc.
6.88% due 05/01/20	145,000	150,063
Constellation Brands, Inc.
2.25% due 11/06/20	100,000	99,786
2.00% due 11/07/19	50,000	49,889
AstraZeneca plc
2.38% due 11/16/20	100,000	100,015
S&P Global, Inc.
3.30% due 08/14/20	70,000	70,732
ERAC USA Finance LLC
5.25% due 10/01/20[5]	50,000	51,700
Thermo Fisher Scientific, Inc.
4.70% due 05/01/20	10,000	10,184
Total Consumer, Non-cyclical		3,823,798

Utilities - 0.8%
NextEra Energy Capital Holdings, Inc.
2.78% (3 Month USD LIBOR + 0.45%) due 09/28/20[4]	330,000	329,676
Ameren Corp.
2.70% due 11/15/20	300,000	300,977
Exelon Corp.
2.85% due 06/15/20	250,000	250,792
DTE Energy Co.
2.40% due 12/01/19	70,000	69,993
PSEG Power LLC
5.13% due 04/15/20	50,000	51,026
Pennsylvania Electric Co.
5.20% due 04/01/20	30,000	30,525
American Electric Power Company, Inc.
2.15% due 11/13/20	25,000	24,944
Total Utilities		1,057,933

Industrial - 0.7%
Harris Corp.
2.70% due 04/27/20	330,000	330,339
Molex Electronic Technologies LLC
2.88% due 04/15/20[5]	200,000	200,097
Rolls-Royce plc
2.38% due 10/14/20[5]	200,000	199,689
Ryder System, Inc.
2.50% due 05/11/20	100,000	99,966
United Technologies Corp.
1.90% due 05/04/20	100,000	99,677
Ingersoll-Rand Luxembourg Finance S.A.
2.63% due 05/01/20	50,000	50,027
Vulcan Materials Co.
3.01% (3 Month USD LIBOR + 0.60%) due 06/15/20[4]	10,000	10,001
Total Industrial		989,796

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount~	Value

Technology - 0.5%
Analog Devices, Inc.
2.95% due 01/12/21	300,000	$302,728
Broadcom Corporation / Broadcom Cayman Finance Ltd.
2.38% due 01/15/20	300,000	299,479
QUALCOMM, Inc.
2.25% due 05/20/20	40,000	39,987
Fiserv, Inc.
2.70% due 06/01/20	20,000	20,040
Total Technology		662,234

Basic Materials - 0.4%
Yamana Gold, Inc.
4.95% due 07/15/24	483,000	509,031
Georgia-Pacific LLC
5.40% due 11/01/20[5]	80,000	83,148
Total Basic Materials		592,179

Energy - 0.2%
Florida Gas Transmission Company LLC
5.45% due 07/15/20[5]	100,000	102,600
Pioneer Natural Resources Co.
7.50% due 01/15/20	80,000	82,040
Enterprise Products Operating LLC
2.55% due 10/15/19	70,000	69,978
Marathon Petroleum Corp.
3.40% due 12/15/20	50,000	50,519
Total Energy		305,137

Consumer, Cyclical - 0.2%
Marriott International, Inc.
3.12% (3 Month USD LIBOR + 0.60%) due 12/01/20[4]	300,000	301,146

Communications - 0.0%
Telefonica Emisiones S.A.
5.13% due 04/27/20	30,000	30,613
Juniper Networks, Inc.
3.30% due 06/15/20	20,000	20,118
Total Communications		50,731
Total Corporate Bonds
(Cost $12,852,608)		12,909,954

FEDERAL AGENCY BONDS†† - 4.5%
Freddie Mac Principal Strips
due 07/15/32[10,13]	1,950,000	1,403,023
due 03/15/31[10,13]	1,500,000	1,120,995
Fannie Mae Principal Strips
due 07/15/37[10,13]	2,500,000	1,467,596
due 05/15/30[10,13]	1,350,000	1,024,601
Tennessee Valley Authority
5.38% due 04/01/56	750,000	1,102,853
Total Federal Agency Bonds
(Cost $5,530,572)		6,119,068

MUNICIPAL BONDS†† - 0.8%
California - 0.4%
Cypress School District General Obligation Unlimited
due 08/01/48[10]	1,000,000	319,170
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/46[10]	700,000	254,506
Total California		573,676

Illinois - 0.4%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	400,000	456,992
Total Municipal Bonds
(Cost $941,045)		1,030,668

SENIOR FLOATING RATE INTERESTS††,4 - 0.4%
Industrial - 0.2%
Capstone Logistics
6.90% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 10/07/21	282,971	281,202

Technology - 0.2%
Misys Ltd.
5.90% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	258,208	251,252
Epicor Software
5.66% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 06/01/22	24,476	24,297
Total Technology		275,549
Total Senior Floating Rate Interests
(Cost $564,971)		556,751

COMMERCIAL PAPER†† - 2.3%
DowDuPont, Inc.
2.71% due 07/15/19[5,11]	1,100,000	1,098,841
National Grid USA
2.65% due 07/03/19[5,11]	1,000,000	999,853
Walgreens Boots Alliance, Inc.
3.28% due 07/22/19[11]	1,000,000	998,311
Total Commercial Paper
(Cost $3,096,769)		3,097,005

REPURCHASE AGREEMENTS††,12 - 1.2%
BNP Paribas
issued 05/01/19 at 2.76% due 08/01/19	1,600,000	1,600,000
Total Repurchase Agreements
(Cost $1,600,000)		1,600,000

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

	Contracts/ Notional Value	Value

OTC OPTIONS PURCHASED†† - 0.2%
Put options on:
BofA Merrill Lynch 2Y-10 CMS CAP Expiring May 2021 with strike price of $0.36	29,500,000	$68,254
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring May 2021 with strike price of $0.36	23,600,000	54,603
BofA Merrill Lynch 2Y-10 CMS CAP Expiring May 2021 with strike price of $0.37	24,000,000	54,245
Goldman Sachs International 2Y-10 CMS CAP Expiring May 2021 with strike price of $0.46	28,500,000	51,784
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring May 2021 with strike price of $0.61	18,200,000	22,294
Goldman Sachs International 2Y-10 CMS CAP Expiring May 2021 with strike price of $0.37	9,300,000	21,020

	Contracts

BofA Merrill Lynch S&P 500 Index Expiring July 2019 with strike price of $2,755.00 (Notional Value $7,060,224)	24	10,800
Total OTC Options Purchased
(Cost $332,554)		283,000

Total Investments - 101.4%
(Cost $136,030,080)		$138,902,643

OTC OPTIONS WRITTEN†† - 0.0%
Put options on:
BofA Merrill Lynch S&P 500 Index Expiring July 2019 with strike price of $2,530.00 (Notional Value $7,060,224)	24	(2,040)
Total OTC Options Written
(Premiums received $23,040)		(2,040)
Other Assets & Liabilities, net - (1.4)%		(1,953,449)
Total Net Assets - 100.0%		$136,947,154

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	27	Sep 2019	$3,189,375	$(39,715)

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.IG.31	1.00%	Quarterly	12/20/23	$20,220,000	$(453,019)	$(211,079)	$(241,940)

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation
Morgan Stanley Capital Services LLC	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	$1,180,000	$(24,127)	$(199)	$(23,928)
Goldman Sachs International	CDX.NA.IG.31 7-15%	1.00%	Quarterly	12/20/23	2,630,000	(53,774)	(4,048)	(49,726)
						$(77,901)	$(4,247)	$(73,654)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

Forward Foreign Currency Exchange Contracts††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at June 30, 2019	Unrealized Appreciation (Depreciation)
Goldman Sachs International	2,700,000	BRL	07/01/19	$716,541	$703,931	$12,610
Citibank N.A., New York	2,200,000	BRL	07/01/19	581,787	573,574	8,213
JPMorgan Chase Bank, N.A.	130,000	CAD	07/26/19	99,327	99,351	(24)
Barclays Bank plc	438,000	EUR	01/17/20	505,846	505,931	(85)
Goldman Sachs International	440,000	EUR	01/17/20	508,076	508,241	(165)
Goldman Sachs International	21,000,000	JPY	08/19/19	194,862	195,512	(650)
Morgan Stanley Capital Services LLC	100,000	CAD	07/09/19	74,448	76,392	(1,944)
Barclays Bank plc	1,365,000	ILS	01/31/20	386,193	388,584	(2,391)
Goldman Sachs International	140,000	CAD	07/11/19	104,219	106,954	(2,735)
Bank of America, N.A.	22,000,000	JPY	07/22/19	201,451	204,391	(2,940)
Citibank N.A., New York	22,000,000	JPY	07/01/19	201,063	204,063	(3,000)
JPMorgan Chase Bank, N.A.	26,750,000	JPY	07/08/19	245,100	248,241	(3,141)
Bank of America, N.A.	207,000,000	JPY	01/21/20	1,945,763	1,949,564	(3,801)
Goldman Sachs International	43,700,000	JPY	07/08/19	400,443	405,539	(5,096)
JPMorgan Chase Bank, N.A.	43,600,000	JPY	07/01/19	399,137	404,415	(5,278)
Goldman Sachs International	43,300,000	JPY	08/13/19	397,503	402,952	(5,449)
Barclays Bank plc	132,000,000	JPY	07/29/19	1,220,166	1,227,036	(6,870)
Goldman Sachs International	800,000	EUR	07/19/19	897,003	911,249	(14,246)
Citibank N.A., New York	3,890,000	BRL	10/01/19	988,023	1,005,834	(17,811)
Goldman Sachs International	2,100,000	ILS	01/31/20	579,173	597,821	(18,648)
JPMorgan Chase Bank, N.A.	6,500,000	BRL	10/01/19	1,658,450	1,680,699	(22,249)
Goldman Sachs International	3,300,000	BRL	10/01/19	822,453	853,278	(30,825)
Citibank N.A., New York	2,800,000	BRL	01/02/20	682,605	718,114	(35,509)
Goldman Sachs International	252,800,000	JPY	07/01/19	2,287,482	2,344,866	(57,384)
						$(219,418)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at June 30, 2019	Unrealized Appreciation
Goldman Sachs International	2,450,000	BRL	07/01/19	$596,107	$638,753	$42,646
Citibank N.A., New York	2,450,000	BRL	07/01/19	604,615	638,753	34,138
						$76,784

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at June 30, 2019. See table below for additional step information for each security.

[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $29,216,402 (cost $28,955,933), or 21.3% of total net assets.

[6]	Security is an interest-only strip.
[7]	Face amount of security is adjusted for inflation.
[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $525,486 (cost $561,327), or 0.4% of total net assets — See Note 9.

[10]	Zero coupon rate security.
[11]	Rate indicated is the effective yield at the time of purchase.
[12]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
[13]	Security is a principal-only strip.
BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CDX.NA.IG.31 Index — Credit Default Swap North American Investment Grade Series 31 Index
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
DKK — Danish Krone
EUR — Euro
ICE — Intercontinental Exchange
ILS — Israeli Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,734,408	$—	$—	$11,734,408
Money Market Fund	884,092	—	—	884,092
Collateralized Mortgage Obligations	—	36,256,814	1,063,523	37,320,337
U.S. Government Securities	—	27,044,501	—	27,044,501
Asset-Backed Securities	—	21,404,453	—	21,404,453
Foreign Government Debt	—	14,918,406	—	14,918,406
Corporate Bonds	—	12,909,954	—	12,909,954
Federal Agency Bonds	—	6,119,068	—	6,119,068
Municipal Bonds	—	1,030,668	—	1,030,668
Senior Floating Rate Interests	—	556,751	—	556,751
Commercial Paper	—	3,097,005	—	3,097,005
Repurchase Agreements	—	1,600,000	—	1,600,000
Options Purchased	—	283,000	—	283,000
Forward Foreign Currency Exchange Contracts**	—	97,607	—	97,607
Total Assets	$12,618,500	$125,318,227	$1,063,523	$139,000,250

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$—	$2,040	$—	$2,040
Interest Rate Futures Contracts**	39,715	—	—	39,715
Credit Default Swap Agreements**	—	315,594	—	315,594
Forward Foreign Currency Exchange Contracts**	—	240,241	—	240,241
Total Liabilities	$39,715	$557,875	$—	$597,590

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 3.00% due 06/25/57	3.25%	12/25/19	3.25%	12/25/19
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas 2.76% 08/01/19	$1,600,000	$1,611,265	MASTR Adjustable Rate Mortgages Trust 2.60% 05/25/47	$6,698,200	$7,249,462

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES E (TOTAL RETURN BOND SERIES)

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — R6 Class	$202,786	$5,058	$—	$—	$3,908	$211,752	8,366	$5,083
Guggenheim Ultra Short Duration Fund — Institutional Class	2,489,086	32,599	—	—	(17)	2,521,668	253,180	32,861
Guggenheim Limited Duration Fund — R6 Class	2,962,018	39,712	—	—	6,071	3,007,801	121,971	39,825
Guggenheim Total Return Bond Fund — R6 Class	5,784,281	79,621	—	—	129,285	5,993,187	220,338	79,881
	$11,438,171	$156,990	$—	$—	$139,247	$11,734,408		$157,650

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $122,865,236)	$125,568,235
Investments in affiliated issuers, at value (cost $11,564,844)	11,734,408
Repurchase agreements, at value (cost $1,600,000)	1,600,000
Cash	1,360
Segregated cash with broker	401,926
Unrealized appreciation on forward foreign currency exchange contracts	97,607
Prepaid expenses	3,468
Receivables:
Interest	501,439
Securities sold	119,325
Dividends	25,860
Fund shares sold	7,434
Foreign tax reclaims	2,588
Variation margin on futures contracts	844
Total assets	140,064,494

Liabilities:
Options written, at value (premiums received $23,040)	2,040
Segregated cash due to broker	265,000
Unamortized upfront premiums received on credit default swap agreements	215,326
Unrealized depreciation on OTC swap agreements	73,654
Unrealized depreciation on forward foreign currency exchange contracts	240,241
Payable for:
Securities purchased	2,032,967
Fund shares redeemed	119,482
Management fees	34,571
Distribution and service fees	26,260
Variation margin on credit default swap agreements	8,987
Fund accounting/administration fees	8,403
Protection fees on credit default swaps	7,342
Transfer agent/maintenance fees	2,218
Trustees’ fees*	2,171
Miscellaneous	78,678
Total liabilities	3,117,340
Commitments and contingent liabilities (Note 15)	—
Net assets	$136,947,154

Net assets consist of:
Paid in capital	$131,641,409
Total distributable earnings (loss)	5,305,745
Net assets	$136,947,154
Capital shares outstanding	8,344,450
Net asset value per share	$16.41

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$3,654
Dividends from securities of affiliated issuers	157,650
Interest from securities of unaffiliated issuers	1,951,764
Total investment income	2,113,068

Expenses:
Management fees	253,370
Distribution and service fees	162,417
Transfer agent/maintenance fees	12,264
Fund accounting/administration fees	51,974
Professional fees	32,371
Trustees’ fees*	11,741
Custodian fees	5,492
Line of credit fees	1,000
Interest expense	241
Miscellaneous	41,408
Total expenses	572,278
Less:
Expenses waived by Adviser	(68,242)
Earnings credits applied	(555)
Total waived expenses	(68,797)
Net expenses	503,481
Net investment income	1,609,587

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	388,291
Swap agreements	(1,176,489)
Futures contracts	(35,981)
Foreign currency transactions	178,386
Forward foreign currency exchange contracts	(78,262)
Options purchased	(227,991)
Options written	16,814
Net realized loss	(935,232)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,170,205
Investments in affiliated issuers	139,247
Swap agreements	399,655
Futures contracts	(680)
Options purchased	164,086
Options written	21,000
Foreign currency translations	572
Forward foreign currency exchange contracts	(3,926)
Net change in unrealized appreciation (depreciation)	3,890,159
Net realized and unrealized gain	2,954,927
Net increase in net assets resulting from operations	$4,564,514

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,609,587	$3,447,609
Net realized gain (loss) on investments	(935,232)	694,440
Net change in unrealized appreciation (depreciation) on investments	3,890,159	(2,960,854)
Net increase in net assets resulting from operations	4,564,514	1,181,195

Distributions to shareholders	—	(5,237,160)

Capital share transactions:
Proceeds from sale of shares	23,072,423	33,386,285
Distributions reinvested	—	5,237,160
Cost of shares redeemed	(13,539,957)	(42,216,553)
Net increase (decrease) from capital share transactions	9,532,466	(3,593,108)
Net increase (decrease) in net assets	14,096,980	(7,649,073)

Net assets:
Beginning of period	122,850,174	130,499,247
End of period	$136,947,154	$122,850,174

Capital share activity:
Shares sold	1,440,172	2,086,086
Shares issued from reinvestment of distributions	—	331,466
Shares redeemed	(844,131)	(2,625,181)
Net increase (decrease) in shares	596,041	(207,629)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$15.85	$16.40	$16.05	$15.68	$15.89	$14.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.46	.61	.66	.67	.58
Net gain (loss) on investments (realized and unrealized)	.36	(.29)	.45	.41	(.50)	.61
Total from investment operations	.56	.17	1.06	1.07	.17	1.19
Less distributions from:
Net investment income	—	(.72)	(.71)	(.70)	(.38)	—
Total distributions	—	(.72)	(.71)	(.70)	(.38)	—
Net asset value, end of period	$16.41	$15.85	$16.40	$16.05	$15.68	$15.89

Total Return[c]	3.53%	1.14%	6.72%	6.83%	1.15%	8.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,947	$122,850	$130,499	$114,043	$111,974	$127,650
Ratios to average net assets:
Net investment income (loss)	2.48%	2.85%	3.76%	4.13%	4.19%	3.72%
Total expenses[d]	0.88%	0.92%	0.99%	1.02%	1.05%	1.05%
Net expenses[e,f,g]	0.78%	0.78%	0.81%	0.83%	0.83%	0.85%
Portfolio turnover rate	32%	30%	76%	88%	85%	62%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from net expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.77%	0.77%	0.77%	0.78%	0.78%	0.79%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	0.00%*	—	—

*	Less than 0.01%.

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
Messer Industries USA, Inc., 4.83%	1.3%
ABC Supply Co., Inc., 4.40%	1.2%
Agiliti, 5.50%	1.2%
WMG Acquisition Corp., 4.53%	1.2%
Hostess Brands LLC, 4.75%	1.2%
Blackhawk Network, 5.40%	1.2%
TransUnion LLC, 4.40%	1.2%
BRP, Inc., 4.40%	1.2%
Nomad Foods Lux S.A.R.L, 4.64%	1.1%
PAREXEL International Corp., 5.15%	1.1%
Top Ten Total	11.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	4.74%	2.80%	3.29%	3.44%
Credit Suisse Leveraged Loan Index	5.42%	4.16%	3.85%	4.07%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	5.3%
BB	39.6%
B	44.1%
CCC	0.2%
NR2	0.6%
Other Instruments	10.2%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value

COMMON STOCKS†† - 0.1%

Industrial - 0.1%
API Heat Transfer Parent LLC*	170,114	$45,931
BP Holdco LLC*,†††,1,2	11,609	4,099
Vector Phoenix Holdings, LP*,†††,1	11,609	971
Total Industrial		51,001

Consumer, Non-cyclical - 0.0%
Chef Holdings, Inc.*,†††,1	20	2,517

Total Common Stocks
(Cost $90,943)		53,518

PREFERRED STOCKS†† - 0.1%
Industrial - 0.1%
API Heat Transfer Intermediate*	36	28,267
Total Preferred Stocks
(Cost $28,949)		28,267

MONEY MARKET FUND† - 10.3%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 2.15%[3]	6,085,213	6,085,213
Total Money Market Fund
(Cost $6,085,213)		6,085,213

	Face Amount

SENIOR FLOATING RATE INTERESTS††,4 - 88.7%
Consumer, Non-cyclical - 17.5%
Agiliti
5.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/04/26	$700,000	697,375
Hostess Brands LLC
4.75% (1 Month USD LIBOR + 2.25% and 2 Month USD LIBOR + 2.25% and 3 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 08/03/22	694,710	689,646
BRP, Inc.
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 05/23/25	694,750	684,329
Nomad Foods Lux S.A.R.L
4.64% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/15/24	686,263	677,039
PAREXEL International Corp.
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 09/27/24	707,632	676,928
Aspen Dental
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/30/25	643,748	632,804
IQVIA Holdings, Inc.
4.15% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/11/25	598,489	594,622
Sterigenics-Norion Holdings
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/15/22	550,151	541,899
Hearthside Group Holdings LLC
6.09% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	544,500	530,986
Endo Luxembourg Finance Co.
6.69% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/29/24	541,836	507,522
Albertson’s LLC
5.31% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 12/21/22	490,022	489,899
JBS USA Lux SA
4.90% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/01/26	475,732	474,543
Syneos Health, Inc.
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 08/01/24	467,000	465,236
PPDI (Pharmaceutical Product Development, Inc.)
4.90% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 08/18/22	437,468	434,686
Valeant Pharmaceuticals International, Inc.
5.16% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/27/25	351,563	349,277
5.41% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/02/25	43,375	43,348
Dole Food Company, Inc.
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 04/06/24	343,269	334,794
Springs Window Fashions
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	198,000	196,020
10.90% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	100,000	95,000
Diamond (BC) B.V.
5.58% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	295,500	259,301
Sigma Holding BV (Flora Food)
5.60% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	248,125	244,817
Post Holdings, Inc.
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/24	197,614	196,515
BCPE Eagle Buyer LLC
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/18/24	196,482	189,851
Immucor, Inc.
7.33% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 06/15/21	147,000	146,449
Resideo Funding, Inc.
4.33% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/24/25	99,500	99,314
Acadia Healthcare Co., Inc.
4.90% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/16/23	94,208	93,679

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

CTI Foods Holding Co. LLC
9.58% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24	$11,166	$11,166
Total Consumer, Non-cyclical		10,357,045

Consumer, Cyclical - 17.4%
Geo Group, Inc.
4.41% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 03/22/24	686,725	656,969
Realogy Group LLC
4.63% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/08/25	691,228	656,667
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
6.83% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/01/26	600,000	599,250
Navistar Inc.
5.91% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/06/24	594,375	592,330
Packers Sanitation Services, Inc.
5.32% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 12/04/24	591,247	581,822
Samsonite IP Holdings S.A.R.L.
4.15% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/25/25	594,492	580,052
Crown Finance US, Inc.
4.65% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 02/28/25	576,287	566,380
American Tire Distributors, Inc.
9.98% (2 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	520,373	486,029
8.52% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	57,427	56,853
IRB Holding Corp.
5.64% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/05/25	547,358	539,919
AVSC Holding Corp.
5.67% (1 Month USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 03/03/25	543,323	527,192
Equinox Holdings, Inc.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 03/08/24	498,478	496,819
NVA Holdings, Inc
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 02/03/25	494,016	493,191
IBC Capital Ltd.
6.15% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	396,985	395,663
Mavis Tire Express Services Corp.
5.65% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	394,916	386,524
AMC Entertainment, Inc.
5.23% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 04/22/26	299,250	298,352
EG Finco Ltd.
6.60% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	296,251	291,855
Petco Animal Supplies, Inc.
5.83% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/26/23	350,841	271,221
Stars Group (Amaya)
5.83% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/10/25	267,629	267,490
Power Solutions (Panther)
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	225,000	223,173
Safe Fleet Holdings LLC
5.42% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/03/25	209,617	204,115
1-800 Contacts
5.45% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 01/22/23	193,538	191,178
Wyndham Hotels & Resorts, Inc.
4.15% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25	148,875	148,341
GVC Holdings plc
4.65% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.25%) due 03/29/24	148,125	147,459
Truck Hero, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/22/24	150,601	141,283
Life Time Fitness, Inc.
5.27% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.75%) due 06/10/22	138,241	137,550
Argo Merchants
6.08% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 12/06/24	123,177	122,253
Leslie’s Poolmart, Inc.
5.98% (2 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/16/23	118,126	111,408
Belk, Inc.
7.29% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22	97,394	78,416
CPI Acquisition, Inc.
7.35% (3 Month USD LIBOR + 4.50%, Rate Floor: 6.50%) due 08/17/22	41,839	33,053
Total Consumer, Cyclical		10,282,807

Industrial - 16.5%
ABC Supply Co., Inc.
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.75%) due 10/31/23	744,289	732,812
DG Investment Intermediate Holdings 2, Inc.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/03/25	632,727	610,582
Charter Nex US, Inc.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/16/24	516,722	506,604
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 05/16/24	100,000	99,550
Altra Industrial Motion Corp.
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/01/25	616,045	604,112

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

TransDigm Group, Inc.
4.83% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/30/25	$617,840	$602,907
Hillman Group, Inc.
6.40% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/30/25	594,000	570,982
Engineered Machinery Holdings, Inc.
5.58% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/19/24	554,145	538,906
Lineage Logistics LLC
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/27/25	543,869	538,262
USIC Holding, Inc.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/08/23	493,876	489,762
WP CPP Holdings LLC
6.34% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	477,600	476,406
CHI Overhead Doors, Inc.
5.65% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/29/22	434,733	431,746
BWAY Holding Co.
5.85% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	441,000	425,380
Berry Global, Inc.
due 05/16/26	423,630	420,499
Flex Acquisition Company, Inc.
5.44% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 12/29/23	433,139	410,941
GYP Holdings III Corp.
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/01/25	384,733	374,234
CPG International LLC
5.93% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24	345,581	339,533
American Bath Group LLC
6.58% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 09/30/23	266,161	263,832
VC GB Holdings, Inc.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 02/28/24	269,029	262,976
Titan Acquisition Ltd. (Husky)
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	197,500	188,338
Hayward Industries, Inc.
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/05/24	192,407	188,138
KUEHG Corp. (KinderCare)
6.08% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/21/25	181,128	180,222
Arctic Long Carriers
6.83% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	171,500	168,070
API Heat Transfer
8.33% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/01/24	158,651	140,671
8.33% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 10/02/23	28,305	25,475
Bioplan USA, Inc.
7.15% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 09/23/21	173,624	157,998
Total Industrial		9,748,938

Technology - 13.5%
TIBCO Software, Inc.
5.91% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/04/20	488,721	489,181
due 06/11/26	200,000	200,250
Blackhawk Network
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/16/25	693,000	687,082
MACOM Technology Solutions Holdings, Inc.
4.65% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 05/17/24	692,929	616,707
Micron Technology, Inc.
4.16% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/26/22	389,975	389,164
4.41% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/29/25	172,467	171,336
Neustar, Inc.
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 08/08/24	543,090	525,440
Sabre GLBL, Inc.
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	492,500	491,062
Solera LLC
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/03/23	474,733	471,025
Peak 10 Holding Corp.
5.83% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 08/01/24	491,250	450,417
Go Daddy Operating Company LLC
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/24	447,406	447,294
Equian LLC
5.65% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 05/20/24	440,436	439,776
Advanced Computer Software
7.16% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 05/31/24	405,987	404,465
Optiv, Inc.
5.65% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 02/01/24	411,118	375,145
LANDesk Group, Inc.
6.67% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/20/24	283,568	282,504
Lumentum Holdings, Inc.
4.90% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/10/25	248,750	247,195

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Cvent, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	$197,996	$195,521
Aspect Software, Inc.
7.42% (1 Week USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	215,018	191,366
Greenway Health LLC
6.08% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24	197,481	172,796
EIG Investors Corp.
6.27% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/09/23	161,154	159,845
Ascend Learning LLC
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 07/12/24	147,375	145,026
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	129,350	125,348
Project Accelerate Parent, LLC
6.66% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 01/02/25	123,438	122,820
Brave Parent Holdings, Inc.
6.58% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	99,248	98,194
MA Financeco LLC
4.65% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 11/19/21	93,207	92,081
Total Technology		7,991,040

Communications - 9.9%
WMG Acquisition Corp.
4.53% (1 Month USD LIBOR + 2.13%, Rate Floor: 2.13%) due 11/01/23	700,000	689,850
Telenet Financing USD LLC
4.64% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 08/15/26	600,000	593,142
GTT Communications, Inc.
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	643,500	575,128
CSC Holdings, LLC
4.64% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	517,563	508,666
SFR Group S.A.
6.08% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 01/31/26	488,806	472,920
McGraw-Hill Global Education Holdings LLC
6.40% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	483,088	459,842
Ziggo Secured Finance BV
4.89% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/25	450,000	440,487
Cengage Learning Acquisitions, Inc.
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	439,702	420,764
Sprint Communications, Inc.
4.94% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.25%) due 02/02/24	293,250	288,485
Virgin Media Bristol LLC
4.89% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/15/26	250,000	248,917
Internet Brands, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	251,165	246,456
Radiate HoldCo LLC
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/01/24	222,701	217,285
Charter Communications Operating, LLC
4.33% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/30/25	197,000	196,705
Altice US Finance I Corp.
4.64% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26	199,500	196,134
Market Track LLC
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/05/24	196,000	175,420
Authentic Brands
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 09/27/24	168,827	164,606
Total Communications		5,894,807

Basic Materials - 7.0%
Messer Industries USA, Inc.
4.83% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/01/26	750,000	739,223
LTI Holdings, Inc.
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/06/25	694,750	656,108
HB Fuller Co.
4.38% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/20/24	618,869	607,618
PQ Corp.
5.08% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 02/08/25	600,000	596,916
GrafTech Finance, Inc.
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 02/12/25	533,278	522,612
Pregis Holding I Corp.
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/20/21	483,642	483,438
Vectra Co.
5.65% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/08/25	445,500	428,237
PMHC II, Inc. (Prince)
6.10% (3 Month USD LIBOR + 3.50% and 12 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/29/25	97,753	88,629
Total Basic Materials		4,122,781

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount	Value

Financial - 5.7%
TransUnion LLC
4.40% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 04/10/23	$688,485	$686,887
Capital Automotive L.P.
4.91% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.50%) due 03/25/24	598,473	590,137
Delos Finance S.A.R.L (International Lease Finance)
4.08% (3 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 10/06/23	583,333	582,482
LPL Holdings, Inc.
4.65% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 09/23/24	491,269	489,579
USI, Inc.
5.33% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	354,194	344,896
National Financial Partners Corp.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/08/24	296,820	288,238
Aretec Group, Inc.
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	248,750	242,220
Advisor Group, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/15/25	148,875	148,689
Total Financial		3,373,128

Energy - 1.2%
Houston Fuel Oil Terminal Company
5.16% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/26/25	445,500	444,943
Ultra Petroleum, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) (in-kind rate was 0.25%) due 04/12/24[6]	327,394	248,273
Total Energy		693,216
Total Senior Floating Rate Interests
(Cost $53,773,976)		52,463,762

CORPORATE BONDS†† - 2.6%
Industrial - 0.9%
ADT Security Corp.
6.25% due 10/15/21	500,000	528,750

Consumer, Non-cyclical - 0.9%
Tenet Healthcare Corp.
6.00% due 10/01/20	500,000	514,719

Communications - 0.8%
Sprint Communications, Inc.
7.00% due 03/01/20[5]	500,000	512,500
Total Corporate Bonds
(Cost $1,533,526)		1,555,969

Total Investments - 101.8%
(Cost $61,512,607)		$60,186,729
Other Assets & Liabilities, net - (1.8)%		(1,049,077)
Total Net Assets - 100.0%		$59,137,652

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $7,587, (cost $7,587) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of June 30, 2019.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $512,500 (cost $509,350), or 0.9% of total net assets.

[6]	Payment-in-kind security.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$45,931	$7,587	$53,518
Preferred Stocks	—	28,267	—	28,267
Money Market Fund	6,085,213	—	—	6,085,213
Senior Floating Rate Interests	—	52,463,762	—	52,463,762
Corporate Bonds	—	1,555,969	—	1,555,969
Total Assets	$6,085,213	$54,093,929	$7,587	$60,186,729

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$819	$819

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares/Face Amount 06/30/19	Investment Income
Common Stocks
Aspect Software, Inc.*	$—	**	$—	$—	$—	$—	$—	—	$—
BP Holdco LLC *,1	—		4,099	—	—	—	4,099	11,609	—
Senior Floating Rate Interests
Aspect Software, Inc. 13.46% (3 Month USD LIBOR + 11.00%, Rate Floor: 12.00%) due 05/25/20[2]	263,266		—	(216,601)	(100,587)	53,922	—	—	—
Warrants
Aspect Software, Inc.*	—	**	—	—	—	—	—	—	—
	$263,266		$4,099	$(216,601)	$(100,587)	$53,922	$4,099		$—

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued and affiliated securities amounts to $4,099, (cost $4,099) or less than 0.1% of total net assets.

[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $61,508,508)	$60,182,630
Investments in affiliated issuers, at value (cost $4,099)	4,099
Cash	168,878
Prepaid expenses	2,553
Receivables:
Securities sold	666,310
Fund shares sold	173,299
Interest	140,428
Total assets	61,338,197

Liabilities:
Unfunded loan commitments, at value (Note 8)(proceeds $920)	819
Payable for:
Securities purchased	2,095,475
Fund shares redeemed	30,682
Management fees	22,553
Distribution and service fees	11,265
Fund accounting/administration fees	3,605
Transfer agent/maintenance fees	1,960
Trustees’ fees*	1,120
Miscellaneous	33,066
Total liabilities	2,200,545
Commitments and contingent liabilities (Note 15)	—
Net assets	$59,137,652

Net assets consist of:
Paid in capital	$57,874,036
Total distributable earnings (loss)	1,263,616
Net assets	$59,137,652
Capital shares outstanding	2,231,792
Net asset value per share	$26.50

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Interest from securities of unaffiliated issuers	$1,559,152
Total investment income	1,559,152

Expenses:
Management fees	186,352
Distribution and service fees	71,674
Transfer agent/maintenance fees	12,418
Professional fees	26,770
Fund accounting/administration fees	22,936
Line of credit fees	10,737
Trustees’ fees*	10,087
Custodian fees	9,197
Miscellaneous	24,554
Total expenses	374,725
Less:
Expenses reimbursed by Adviser	(1,102)
Expenses waived by Adviser	(31,286)
Earnings credits applied	(1,037)
Total waived/reimbursed expenses	(33,425)
Net expenses	341,300
Net investment income	1,217,852

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(351,242)
Investments in affiliated issuers	(100,587)
Net realized loss	(451,829)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,781,459
Investments in affiliated issuers	53,922
Net change in unrealized appreciation (depreciation)	1,835,381
Net realized and unrealized gain	1,383,552
Net increase in net assets resulting from operations	$2,601,404

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,217,852	$2,561,613
Net realized loss on investments	(451,829)	(461,830)
Net change in unrealized appreciation (depreciation) on investments	1,835,381	(2,843,843)
Net increase (decrease) in net assets resulting from operations	2,601,404	(744,060)

Distributions to shareholders	—	(1,907,470)

Capital share transactions:
Proceeds from sale of shares	11,184,443	56,864,387
Distributions reinvested	—	1,907,470
Cost of shares redeemed	(13,446,057)	(48,360,750)
Net increase (decrease) from capital share transactions	(2,261,614)	10,411,107
Net increase in net assets	339,790	7,759,577

Net assets:
Beginning of period	58,797,862	51,038,285
End of period	$59,137,652	$58,797,862

Capital share activity:
Shares sold	424,537	2,158,223
Shares issued from reinvestment of distributions	—	73,648
Shares redeemed	(516,369)	(1,851,912)
Net increase (decrease) in shares	(91,832)	379,959

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$25.30	$26.26	$26.22	$25.72	$26.24	$25.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.55	1.01	.91	1.05	.97	.95
Net gain (loss) on investments (realized and unrealized)	.65	(1.21)	(.02)	1.09	(.77)	(.32)
Total from investment operations	1.20	(.20)	.89	2.14	.20	.63
Less distributions from:
Net investment income	—	(.76)	(.85)	(1.56)	(.67)	—
Net realized gains	—	—	—	(.08)	(.05)	—
Total distributions	—	(.76)	(.85)	(1.64)	(.72)	—
Net asset value, end of period	$26.50	$25.30	$26.26	$26.22	$25.72	$26.24

Total Return[c]	4.74%	(0.84%)	3.46%	8.56%	0.73%	2.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,138	$58,798	$51,038	$53,245	$48,598	$45,837
Ratios to average net assets:
Net investment income (loss)	4.24%	3.85%	3.44%	4.06%	3.66%	3.65%
Total expenses	1.31%	1.26%	1.28%	1.22%	1.27%	1.24%
Net expenses[d,e,f]	1.19%	1.16%	1.18%	1.18%	1.17%	1.16%
Portfolio turnover rate	16%	80%	57%	71%	73%	90%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.15%	1.15%	1.15%	1.15%	1.15%	1.15%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	0.00%*	0.01%	—

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	32.0%
Guggenheim Strategy Fund III	26.0%
Guggenheim Ultra Short Duration Fund - Institutional Class	8.7%
Guggenheim Strategy Fund II	6.7%
STERIS plc	0.5%
Hill-Rom Holdings, Inc.	0.4%
Bio-Rad Laboratories, Inc. — Class A	0.4%
Post Holdings, Inc.	0.4%
Leidos Holdings, Inc.	0.4%
Zebra Technologies Corp. — Class A	0.3%
Top Ten Total	75.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	24.08%	10.63%	10.38%	14.34%
Russell Midcap Growth Index	26.08%	13.94%	11.10%	16.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 20.9%

Consumer, Non-cyclical - 6.6%
STERIS plc	5,359	$797,848
Hill-Rom Holdings, Inc.	5,726	599,054
Bio-Rad Laboratories, Inc. — Class A*	1,826	570,790
Post Holdings, Inc.*	5,414	562,894
Molina Healthcare, Inc.*	3,537	506,286
Encompass Health Corp.	7,795	493,891
Sabre Corp.	21,877	485,669
PRA Health Sciences, Inc.*	3,667	363,583
Charles River Laboratories International, Inc.*	2,508	355,885
Hologic, Inc.*	7,049	338,493
Zimmer Biomet Holdings, Inc.	2,777	326,964
Humana, Inc.	1,208	320,483
Baxter International, Inc.	3,588	293,857
Aaron’s, Inc.	4,654	285,802
Flowers Foods, Inc.	12,164	283,056
Catalent, Inc.*	4,877	264,382
Integra LifeSciences Holdings Corp.*	4,427	247,248
DaVita, Inc.*	4,270	240,230
Universal Health Services, Inc. — Class B	1,793	233,790
Sysco Corp.	3,101	219,303
West Pharmaceutical Services, Inc.	1,699	212,630
United Rentals, Inc.*	1,541	204,383
McKesson Corp.	1,457	195,806
Alexion Pharmaceuticals, Inc.*	1,489	195,029
Clorox Co.	1,184	181,282
Constellation Brands, Inc. — Class A	916	180,397
Adtalem Global Education, Inc.*	3,920	176,596
Syneos Health, Inc.*	3,376	172,480
MarketAxess Holdings, Inc.	531	170,674
Kimberly-Clark Corp.	1,203	160,336
H&R Block, Inc.	5,356	156,931
HealthEquity, Inc.*	1,998	130,669
Robert Half International, Inc.	1,832	104,442
WEX, Inc.*	477	99,264
Regeneron Pharmaceuticals, Inc.*	302	94,526
Total Consumer, Non-cyclical		10,224,953

Industrial - 5.0%
Old Dominion Freight Line, Inc.	3,444	514,052
Kennametal, Inc.	12,841	474,988
Lincoln Electric Holdings, Inc.	5,012	412,588
Regal Beloit Corp.	5,004	408,877
Curtiss-Wright Corp.	3,179	404,146
Gentex Corp.	16,313	401,463
Landstar System, Inc.	3,381	365,114
Carlisle Companies, Inc.	2,377	333,755
Masco Corp.	8,451	331,617
Kansas City Southern	2,621	319,290
Kirby Corp.*	3,959	312,761
Louisiana-Pacific Corp.	10,645	279,112
Expeditors International of Washington, Inc.	3,515	266,648
KBR, Inc.	10,498	261,820
Crane Co.	3,104	258,998
ITT, Inc.	3,934	257,598
Littelfuse, Inc.	1,427	252,451
XPO Logistics, Inc.*	4,351	251,531
J.B. Hunt Transport Services, Inc.	2,744	250,829
EnerSys	3,337	228,584
Lennox International, Inc.	781	214,775
GATX Corp.	2,697	213,845
Agilent Technologies, Inc.	2,372	177,117
Waters Corp.*	743	159,923
IDEX Corp.	790	135,991
Trimble, Inc.*	2,868	129,376
Aerojet Rocketdyne Holdings, Inc.*	2,487	111,343
Total Industrial		7,728,592

Consumer, Cyclical - 2.7%
Live Nation Entertainment, Inc.*	6,586	436,322
UniFirst Corp.	1,973	372,049
Cinemark Holdings, Inc.	9,929	358,437
Domino’s Pizza, Inc.	1,235	343,676
NVR, Inc.*	97	326,914
MSC Industrial Direct Company, Inc. — Class A	4,340	322,288
Deckers Outdoor Corp.*	1,665	292,990
Williams-Sonoma, Inc.	3,701	240,565
Cracker Barrel Old Country Store, Inc.	1,407	240,217
VF Corp.	2,529	220,908
Five Below, Inc.*	1,663	199,593
Brinker International, Inc.	4,952	194,861
Carter’s, Inc.	1,650	160,941
AutoZone, Inc.*	111	122,041
Eldorado Resorts, Inc.*	2,394	110,292
WW Grainger, Inc.	399	107,024
Sally Beauty Holdings, Inc.*	7,531	100,464
Ollie’s Bargain Outlet Holdings, Inc.*	970	84,497
Total Consumer, Cyclical		4,234,079

Technology - 2.2%
Leidos Holdings, Inc.	6,910	551,764
Zebra Technologies Corp. — Class A*	2,464	516,183
Teradyne, Inc.	8,778	420,554
j2 Global, Inc.	3,960	352,004
MAXIMUS, Inc.	4,585	332,596
Skyworks Solutions, Inc.	3,488	269,518
Seagate Technology plc	4,960	233,715
Cerner Corp.	2,886	211,544
CDK Global, Inc.	3,653	180,604
NetApp, Inc.	2,783	171,711
Electronic Arts, Inc.*	1,133	114,728
PTC, Inc.*	1,105	99,185
Total Technology		3,454,106

Communications - 1.8%
John Wiley & Sons, Inc. — Class A	8,040	368,714
InterDigital, Inc.	5,585	359,674
AMC Networks, Inc. — Class A*	6,516	355,057
Cable One, Inc.	296	346,613

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

New York Times Co. — Class A	9,736	$317,588
Ciena Corp.*	6,330	260,353
Cars.com, Inc.*	11,117	219,227
eBay, Inc.	5,230	206,585
World Wrestling Entertainment, Inc. — Class A	2,255	162,834
FactSet Research Systems, Inc.	558	159,901
Total Communications		2,756,546

Energy - 1.3%
ONEOK, Inc.	4,862	334,554
HollyFrontier Corp.	6,130	283,696
Apache Corp.	9,149	265,047
PBF Energy, Inc. — Class A	8,160	255,408
Marathon Oil Corp.	17,210	244,554
Devon Energy Corp.	8,041	229,329
Murphy Oil Corp.	6,220	153,323
CNX Resources Corp.*	20,093	146,880
Southwestern Energy Co.*	40,480	127,917
Total Energy		2,040,708

Financial - 0.8%
Weingarten Realty Investors REIT	12,320	337,814
Western Union Co.	16,171	321,641
Northern Trust Corp.	2,004	180,360
Medical Properties Trust, Inc. REIT	7,918	138,090
Interactive Brokers Group, Inc. — Class A	2,333	126,449
National Retail Properties, Inc. REIT	1,762	93,404
American Campus Communities, Inc. REIT	1,327	61,254
Highwoods Properties, Inc. REIT	1,397	57,696
Total Financial		1,316,708

Utilities - 0.3%
UGI Corp.	6,536	349,088
Aqua America, Inc.	3,517	145,498
Total Utilities		494,586

Basic Materials - 0.2%
Chemours Co.	10,654	255,696

Total Common Stocks
(Cost $30,677,309)		32,505,974

MUTUAL FUNDS† - 73.4%
Guggenheim Variable Insurance Strategy Fund III[1]	2,004,800	49,638,840
Guggenheim Strategy Fund III[1]	1,627,738	40,351,637
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,362,238	13,567,888
Guggenheim Strategy Fund II1	415,887	10,322,312
Total Mutual Funds
(Cost $114,605,880)		113,880,677

MONEY MARKET FUND† - 4.9%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.10%[2]	7,543,274	7,543,274
Total Money Market Fund
(Cost $7,543,274)		7,543,274

Total Investments - 99.2%
(Cost $152,826,463)		$153,929,925
Other Assets & Liabilities, net - 0.8%		1,201,727
Total Net Assets - 100.0%		$155,131,652

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	10	Sep 2019	$1,952,800	$48,217
NASDAQ-100 Index Mini Futures Contracts	4	Sep 2019	615,500	10,483
S&P 500 Index Mini Futures Contracts	4	Sep 2019	588,650	9,316
			$3,156,950	$68,016

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index	2.61%	At Maturity	07/02/19	105,028	$120,651,020	$4,246,492

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES J (STYLEPLUS—MID GROWTH SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,505,974	$—	$—	$32,505,974
Mutual Funds	113,880,677	—	—	113,880,677
Money Market Fund	7,543,274	—	—	7,543,274
Equity Futures Contracts**	68,016	—	—	68,016
Equity Index Swap Agreements**	—	4,246,492	—	4,246,492
Total Assets	$153,997,941	$4,246,492	$—	$158,244,433

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,588,834	$3,732,883	$—	$—	$595	$10,322,312	415,887	$126,721
Guggenheim Strategy Fund III	39,792,573	559,241	—	—	(177)	40,351,637	1,627,738	564,679
Guggenheim Ultra Short Duration Fund - Institutional Class	3,167,024	20,921,171	(10,528,978)	(2,051)	10,722	13,567,888	1,362,238	220,607
Guggenheim Variable Insurance Strategy Fund III	48,939,224	679,790	—	—	19,826	49,638,840	2,004,800	681,104
	$98,487,655	$25,893,085	$(10,528,978)	$(2,051)	$30,966	$113,880,677		$1,593,111

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $38,220,583)	$40,049,248
Investments in affiliated issuers, at value (cost $114,605,880)	113,880,677
Segregated cash with broker	140,600
Unrealized appreciation on OTC swap agreements	4,246,492
Prepaid expenses	3,287
Receivables:
Securities sold	1,050,000
Dividends	279,775
Variation margin on futures contracts	28,330
Fund shares sold	26,327
Interest	8,722
Total assets	159,713,458

Liabilities:
Overdraft due to custodian bank	1,048,759
Segregated cash due to broker	2,600,000
Payable for:
Swap settlement	488,812
Securities purchased	256,231
Management fees	57,863
Distribution and service fees	29,236
Fund shares redeemed	20,288
Fund accounting/administration fees	9,356
Transfer agent/maintenance fees	2,087
Trustees’ fees*	1,940
Miscellaneous	67,234
Total liabilities	4,581,806
Commitments and contingent liabilities (Note 15)	—
Net assets	$155,131,652

Net assets consist of:
Paid in capital	$124,488,391
Total distributable earnings (loss)	30,643,261
Net assets	$155,131,652
Capital shares outstanding	2,564,678
Net asset value per share	$60.49

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$208,553
Dividends from securities of affiliated issuers	1,593,111
Interest	69,757
Total investment income	1,871,421

Expenses:
Management fees	570,429
Distribution and service fees	190,143
Transfer agent/maintenance fees	12,264
Interest expense	92,658
Fund accounting/administration fees	60,846
Trustees’ fees*	11,802
Custodian fees	5,359
Miscellaneous	68,544
Total expenses	1,012,045
Less:
Expenses reimbursed by Adviser	(155)
Expenses waived by Adviser	(229,418)
Earnings credits applied	(1,307)
Total waived/reimbursed expenses	(230,880)
Net expenses	781,165
Net investment income	1,090,256

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(236,389)
Investments in affiliated issuers	(2,051)
Swap agreements	8,659,056
Futures contracts	603,645
Net realized gain	9,024,261
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,434,471
Investments in affiliated issuers	30,966
Swap agreements	16,799,992
Futures contracts	82,173
Net change in unrealized appreciation (depreciation)	22,347,602
Net realized and unrealized gain	31,371,863
Net increase in net assets resulting from operations	$32,462,119

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,090,256	$2,875,192
Net realized gain on investments	9,024,261	17,850,768
Net change in unrealized appreciation (depreciation) on investments	22,347,602	(28,579,475)
Net increase (decrease) in net assets resulting from operations	32,462,119	(7,853,515)

Distributions to shareholders	—	(21,135,811)

Capital share transactions:
Proceeds from sale of shares	1,577,304	5,267,526
Distributions reinvested	—	21,135,811
Cost of shares redeemed	(16,023,953)	(48,194,906)
Net decrease from capital share transactions	(14,446,649)	(21,791,569)
Net increase (decrease) in net assets	18,015,470	(50,780,895)

Net assets:
Beginning of period	137,116,182	187,897,077
End of period	$155,131,652	$137,116,182

Capital share activity:
Shares sold	27,708	87,944
Shares issued from reinvestment of distributions	—	371,390
Shares redeemed	(275,429)	(787,947)
Net decrease in shares	(247,721)	(328,613)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$48.75	$59.82	$48.43	$45.15	$49.12	$43.45
Income (loss) from investment operations:
Net investment income (loss)[b]	.40	.97	.67	.52	.31	.49
Net gain (loss) on investments (realized and unrealized)	11.34	(4.08)	11.22	3.37	(.10)	5.18
Total from investment operations	11.74	(3.11)	11.89	3.89	.21	5.67
Less distributions from:
Net investment income	—	(.83)	(.50)	(.33)	(.56)	—
Net realized gains	—	(7.13)	—	(.28)	(3.62)	—
Total distributions	—	(7.96)	(.50)	(.61)	(4.18)	—
Net asset value, end of period	$60.49	$48.75	$59.82	$48.43	$45.15	$49.12

Total Return[c]	24.08%	(7.10%)	24.67%	8.65%	(0.08%)	13.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,132	$137,116	$187,897	$166,814	$148,009	$163,066
Ratios to average net assets:
Net investment income (loss)	1.43%	1.64%	1.25%	1.14%	0.63%	1.06%
Total expenses[d]	1.33%	1.28%	1.14%	0.95%	0.97%	0.98%
Net expenses[e,f]	1.03%	1.01%	0.94%	0.95%	0.97%	0.96%
Portfolio turnover rate	35%	66%	49%	57%	70%	100%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.91%	0.94%	0.92%	0.95%	0.97%	0.96%

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Vanguard S&P 500 ETF	17.8%
SPDR S&P 500 ETF Trust	17.3%
iShares Core U.S. Aggregate Bond ETF	15.6%
Guggenheim Strategy Fund III	7.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.8%
Guggenheim Variable Insurance Strategy Fund III	6.4%
iShares Core S&P Mid-Capital ETF	5.4%
iShares 1-3 Year Treasury Bond ETF	4.6%
iShares MSCI EAFE ETF	4.2%
iShares 7-10 Year Treasury Bond ETF	4.0%
Top Ten Total	91.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	13.02%	6.55%	5.96%	8.96%
Blended Index**	13.64%	9.86%	7.74%	10.50%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.95%	3.90%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE-TRADED FUNDS† - 76.7%
Vanguard S&P 500 ETF	30,352	$8,169,241
SPDR S&P 500 ETF Trust	27,068	7,930,924
iShares Core U.S. Aggregate Bond ETF	64,178	7,146,220
iShares iBoxx $ Investment Grade Corporate Bond ETF	28,607	3,557,853
iShares Core S&P Mid-Capital ETF	12,738	2,474,484
iShares 1-3 Year Treasury Bond ETF	25,124	2,130,013
iShares MSCI EAFE ETF	29,714	1,953,101
iShares 7-10 Year Treasury Bond ETF	16,738	1,841,515
iShares Core S&P 500 ETF	2	589
Total Exchange-Traded Funds
(Cost $25,248,327)		35,203,940

MUTUAL FUNDS† - 20.4%
Guggenheim Strategy Fund III[1]	146,830	3,639,923
Guggenheim Variable Insurance Strategy Fund III[1]	118,327	2,929,773
Guggenheim Strategy Fund II1	72,465	1,798,585
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	101,519	1,011,132
Total Mutual Funds
(Cost $9,431,915)		9,379,413

MONEY MARKET FUND† - 2.0%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[2]	915,196	915,196
Total Money Market Fund
(Cost $915,196)		915,196

	Face Amount

U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bills
2.11% due 07/16/19[3,4]	$530,000	529,548
Total U.S. Treasury Bills
(Cost $529,517)		529,548

Total Investments - 100.3%
(Cost $36,124,955)		$46,028,097
Other Assets & Liabilities, net - (0.3)%		(129,103)
Total Net Assets - 100.0%		$45,898,994

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
MSCI EAFE Index Mini Futures Contracts	56	Sep 2019	$5,385,240	$150,828
Russell 2000 Index Mini Futures Contracts	27	Sep 2019	2,116,260	52,809
S&P 500 Index Mini Futures Contracts	6	Sep 2019	882,975	14,511
S&P MidCap 400 Index Mini Futures Contracts	2	Sep 2019	390,560	8,602
CAC 40 10 Euro Index Futures Contracts	5	Jul 2019	314,377	1,175
Nikkei 225 (CME) Index Futures Contracts	1	Sep 2019	106,450	646
S&P/TSX 60 IX Index Futures Contracts	1	Sep 2019	149,136	(854)
			$9,344,998	$227,717
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	32	Sep 2019	$4,093,500	$69,946
U.S. Treasury 2 Year Note Futures Contracts	7	Sep 2019	1,505,984	7,348
			$5,599,484	$77,294
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	6	Sep 2019	$858,113	$5,497
Japanese Yen Futures Contracts	1	Sep 2019	116,600	585
			$974,713	$6,082
Equity Futures Contracts Sold Short†
SPI 200 Index Futures Contracts	1	Sep 2019	$115,345	$187
FTSE 100 Index Futures Contracts	1	Sep 2019	93,602	(241)
Hang Seng Index Futures Contracts††	1	Jul 2019	182,349	(695)
DAX Index Futures Contracts	1	Sep 2019	352,181	(1,629)
			$743,477	$(2,378)
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	6	Sep 2019	$773,700	$(3,465)

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES N (MANAGED ASSET ALLOCATION SERIES)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$35,203,940	$—	$—	$35,203,940
Mutual Funds	9,379,413	—	—	9,379,413
Money Market Fund	915,196	—	—	915,196
U.S. Treasury Bills	—	529,548	—	529,548
Equity Futures Contracts**	228,758	—	—	228,758
Interest Rate Futures Contracts**	77,294	—	—	77,294
Currency Futures Contracts**	6,082	—	—	6,082
Total Assets	$45,810,683	$529,548	$—	$46,340,231

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$3,465	$—	$—	$3,465
Equity Futures Contracts**	2,724	695	—	3,419
Total Liabilities	$6,189	$695	$—	$6,884

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,773,302	$25,283	$—	$—	$—	$1,798,585	72,465	$25,502
Guggenheim Strategy Fund III	5,183,918	55,817	(1,600,000)	(8,069)	8,257	3,639,923	146,830	56,526
Guggenheim Ultra Short Duration Fund — Institutional Class	998,067	13,071	—	—	(6)	1,011,132	101,519	13,177
Guggenheim Variable Insurance Strategy Fund III	6,071,540	56,137	(3,200,000)	(28,803)	30,899	2,929,773	118,327	56,299
	$14,026,827	$150,308	$(4,800,000)	$(36,872)	$39,150	$9,379,413		$151,504

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $26,693,040)	$36,648,684
Investments in affiliated issuers, at value (cost $9,431,915)	9,379,413
Segregated cash with broker	4,616
Prepaid expenses	1,875
Receivables:
Dividends	102,158
Variation margin on futures contracts	61,878
Interest	1,441
Fund shares sold	23
Total assets	46,200,088

Liabilities:
Payable for:
Securities purchased	171,325
Fund shares redeemed	58,902
Professional fees	19,171
Printing fees	15,253
Management fees	13,722
Distribution and service fees	8,697
Trustees’ fees*	2,869
Fund accounting/administration fees	2,783
Transfer agent/maintenance fees	2,083
Miscellaneous	6,289
Total liabilities	301,094
Commitments and contingent liabilities (Note 15)	—
Net assets	$45,898,994

Net assets consist of:
Paid in capital	$33,142,836
Total distributable earnings (loss)	12,756,158
Net assets	$45,898,994
Capital shares outstanding	1,485,432
Net asset value per share	$30.90

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$389,124
Dividends from securities of affiliated issuers	151,504
Interest	10,541
Total investment income	551,169

Expenses:
Management fees	89,353
Distribution and service fees	55,846
Transfer agent/maintenance fees	12,264
Professional fees	20,221
Fund accounting/administration fees	17,871
Trustees’ fees*	11,437
Custodian fees	947
Miscellaneous	19,211
Total expenses	227,150
Less:
Expenses waived by Adviser	(1,244)
Earnings credits applied	(76)
Total waived expenses	(1,320)
Net expenses	225,830
Net investment income	325,339

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,820)
Investments in affiliated issuers	(36,872)
Futures contracts	1,098,638
Foreign currency transactions	294
Net realized gain	1,058,240
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,631,355
Investments in affiliated issuers	39,150
Futures contracts	396,087
Foreign currency translations	(35)
Net change in unrealized appreciation (depreciation)	4,066,557
Net realized and unrealized gain	5,124,797
Net increase in net assets resulting from operations	$5,450,136

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$325,339	$746,977
Net realized gain on investments	1,058,240	1,116,990
Net change in unrealized appreciation (depreciation) on investments	4,066,557	(4,463,545)
Net increase (decrease) in net assets resulting from operations	5,450,136	(2,599,578)

Distributions to shareholders	—	(4,136,596)

Capital share transactions:
Proceeds from sale of shares	1,176,096	3,247,235
Distributions reinvested	—	4,136,596
Cost of shares redeemed	(3,362,937)	(9,092,113)
Net decrease from capital share transactions	(2,186,841)	(1,708,282)
Net increase (decrease) in net assets	3,263,295	(8,444,456)

Net assets:
Beginning of period	42,635,699	51,080,155
End of period	$45,898,994	$42,635,699

Capital share activity:
Shares sold	40,211	103,799
Shares issued from reinvestment of distributions	—	140,034
Shares redeemed	(114,131)	(297,082)
Net decrease in shares	(73,920)	(53,249)

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$27.34	$31.68	$28.74	$27.43	$27.67	$25.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.47	.39	.40	.32	.23
Net gain (loss) on investments (realized and unrealized)	3.35	(2.08)	3.68	1.78	(.28)	1.51
Total from investment operations	3.56	(1.61)	4.07	2.18	.04	1.74
Less distributions from:
Net investment income	—	(.44)	(.46)	(.33)	(.28)	—
Net realized gains	—	(2.29)	(.67)	(.54)	—	—
Total distributions	—	(2.73)	(1.13)	(.87)	(.28)	—
Net asset value, end of period	$30.90	$27.34	$31.68	$28.74	$27.43	$27.67

Total Return[c]	13.02%	(5.73%)	14.39%	8.01%	0.11%	6.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,899	$42,636	$51,080	$52,840	$52,629	$60,319
Ratios to average net assets:
Net investment income (loss)	1.46%	1.53%	1.29%	1.42%	1.14%	0.87%
Total expenses[d]	1.02%	0.99%	0.98%	0.92%	0.94%	0.93%
Net expenses[e]	1.01%	0.99%	0.98%	0.92%	0.94%	0.93%
Portfolio turnover rate	12%	4%	1%	6%	3%	14%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.7%
Chevron Corp.	3.0%
Bank of America Corp.	2.4%
Berkshire Hathaway, Inc. — Class B	2.3%
Cisco Systems, Inc.	2.3%
Exxon Mobil Corp.	2.0%
Citigroup, Inc.	1.9%
Pfizer, Inc.	1.7%
Intel Corp.	1.6%
Verizon Communications, Inc.	1.5%
Top Ten Total	22.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	13.00%	0.21%	6.25%	11.87%
Russell 3000 Value Index	16.05%	7.34%	7.31%	13.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 98.9%

Financial - 33.2%
JPMorgan Chase & Co.	33,517	$3,747,201
Bank of America Corp.	83,325	2,416,425
Berkshire Hathaway, Inc. — Class B*	11,247	2,397,523
Citigroup, Inc.	27,506	1,926,245
Zions Bancorp North America	33,481	1,539,456
Equity Commonwealth REIT	41,909	1,362,880
Voya Financial, Inc.	24,286	1,343,016
MetLife, Inc.	21,897	1,087,624
SunTrust Banks, Inc.	15,951	1,002,520
KeyCorp	52,349	929,195
Axis Capital Holdings Ltd.	14,954	892,006
Principal Financial Group, Inc.	15,154	877,720
Allstate Corp.	8,262	840,163
Alleghany Corp.*	1,206	821,419
BB&T Corp.	14,998	736,852
Huntington Bancshares, Inc.	48,966	676,710
Willis Towers Watson plc	3,446	660,047
Morgan Stanley	13,028	570,757
Radian Group, Inc.	24,321	555,735
Loews Corp.	10,075	550,800
Medical Properties Trust, Inc. REIT	30,988	540,431
Physicians Realty Trust REIT	29,711	518,160
Alexandria Real Estate Equities, Inc. REIT	3,552	501,152
Hartford Financial Services Group, Inc.	8,753	487,717
Sun Communities, Inc. REIT	3,748	480,456
Unum Group	14,170	475,403
Federal Agricultural Mortgage Corp. — Class C	6,089	442,427
Wintrust Financial Corp.	5,756	421,109
Wells Fargo & Co.	8,396	397,299
Regions Financial Corp.	25,276	377,623
Prudential Financial, Inc.	3,601	363,701
Umpqua Holdings Corp.	21,084	349,783
Old Republic International Corp.	14,969	335,006
Cousins Properties, Inc. REIT	9,241	334,247
Pinnacle Financial Partners, Inc.	5,460	313,841
IBERIABANK Corp.	3,916	297,029
SVB Financial Group*	1,147	257,605
Camden Property Trust REIT	2,443	255,025
Redwood Trust, Inc. REIT	14,098	233,040
Hilltop Holdings, Inc.	10,087	214,550
Stifel Financial Corp.	3,515	207,596
Howard Hughes Corp.*	1,567	194,057
National Storage Affiliates Trust REIT	6,657	192,653
Prosperity Bancshares, Inc.	2,858	188,771
E*TRADE Financial Corp.	4,097	182,726
WSFS Financial Corp.	4,337	179,118
BOK Financial Corp.	2,275	171,717
First Horizon National Corp.	11,474	171,307
Total Financial		34,017,843

Consumer, Non-cyclical - 16.3%
Pfizer, Inc.	41,289	1,788,639
Procter & Gamble Co.	13,024	1,428,082
Johnson & Johnson	8,984	1,251,292
Bunge Ltd.	18,787	1,046,624
HCA Healthcare, Inc.	6,649	898,745
Tyson Foods, Inc. — Class A	9,842	794,643
Alexion Pharmaceuticals, Inc.*	5,760	754,445
Archer-Daniels-Midland Co.	16,063	655,370
Dentsply Sirona, Inc.	10,779	629,062
Quest Diagnostics, Inc.	5,569	566,980
Encompass Health Corp.	8,850	560,736
Zimmer Biomet Holdings, Inc.	4,740	558,088
Merck & Company, Inc.	6,587	552,320
McKesson Corp.	3,764	505,844
Medtronic plc	4,628	450,721
DaVita, Inc.*	6,941	390,501
Central Garden & Pet Co. — Class A*	15,532	382,709
United Therapeutics Corp.*	4,738	369,848
Biogen, Inc.*	1,578	369,047
Premier, Inc. — Class A*	9,167	358,521
Humana, Inc.	1,232	326,850
Eagle Pharmaceuticals, Inc.*	5,616	312,699
Amgen, Inc.	1,636	301,482
Ingredion, Inc.	3,653	301,336
Emergent BioSolutions, Inc.*	5,533	267,299
Mylan N.V.*	13,848	263,666
UnitedHealth Group, Inc.	1,028	250,842
Cambrex Corp.*	4,910	229,837
Corteva, Inc. *	3,272	96,753
Total Consumer, Non-cyclical		16,662,981

Energy - 9.8%
Chevron Corp.	24,806	3,086,859
Exxon Mobil Corp.	26,348	2,019,047
Kinder Morgan, Inc.	62,766	1,310,554
ConocoPhillips	12,441	758,901
Marathon Oil Corp.	51,739	735,211
Whiting Petroleum Corp.*	36,447	680,830
Range Resources Corp.	70,480	491,950
Parsley Energy, Inc. — Class A*	24,809	471,619
Oasis Petroleum, Inc.*	46,749	265,534
Antero Resources Corp.*	30,775	170,186
Delek US Holdings, Inc.	2,184	88,496
Total Energy		10,079,187

Industrial - 9.0%
Owens Corning	12,274	714,347
Eaton Corporation plc	6,391	532,243
Scorpio Tankers, Inc.	17,745	523,833
MDU Resources Group, Inc.	20,185	520,773
FedEx Corp.	3,079	505,541
Jacobs Engineering Group, Inc.	5,660	477,647
Jabil, Inc.	14,430	455,988
Carlisle Companies, Inc.	3,065	430,357
General Electric Co.	39,208	411,684
3M Co.	2,312	400,762
Westrock Co.	10,875	396,611
Timken Co.	7,048	361,844
US Concrete, Inc.*	6,968	346,240

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

FLIR Systems, Inc.	6,303	$340,992
Avnet, Inc.	6,468	292,806
Graphic Packaging Holding Co.	20,768	290,337
PGT Innovations, Inc.*	14,318	239,397
Snap-on, Inc.	1,340	221,957
Rexnord Corp.*	7,211	217,917
Huntington Ingalls Industries, Inc.	964	216,649
Knight-Swift Transportation Holdings, Inc.	6,487	213,033
Advanced Energy Industries, Inc.*	3,763	211,744
Plexus Corp.*	3,470	202,544
Park Electrochemical Corp.	11,271	188,113
Crane Co.	2,206	184,069
EnPro Industries, Inc.	2,666	170,197
Kirby Corp.*	1,659	131,061
Celadon Group, Inc.*	32,234	38,036
Total Industrial		9,236,722

Utilities - 7.7%
OGE Energy Corp.	35,149	1,495,941
Exelon Corp.	23,741	1,138,144
Public Service Enterprise Group, Inc.	18,280	1,075,230
Pinnacle West Capital Corp.	10,008	941,653
Duke Energy Corp.	8,207	724,186
Edison International	8,820	594,556
AES Corp.	34,323	575,253
Portland General Electric Co.	9,436	511,148
Southwest Gas Holdings, Inc.	3,787	339,391
Avista Corp.	6,144	274,022
American Electric Power Company, Inc.	3,063	269,575
Total Utilities		7,939,099

Communications - 6.8%
Cisco Systems, Inc.	43,196	2,364,117
Verizon Communications, Inc.	27,789	1,587,586
Symantec Corp.	40,637	884,261
Comcast Corp. — Class A	19,982	844,839
Ciena Corp.*	9,679	398,097
Viavi Solutions, Inc.*	29,156	387,483
F5 Networks, Inc.*	2,282	332,328
Infinera Corp.*	57,355	166,903
Total Communications		6,965,614

Consumer, Cyclical - 6.8%
Walmart, Inc.	8,836	976,289
PVH Corp.	8,723	825,545
DR Horton, Inc.	19,137	825,379
Southwest Airlines Co.	15,677	796,078
Lear Corp.	4,534	631,450
LKQ Corp.*	20,944	557,320
PACCAR, Inc.	5,968	427,667
UniFirst Corp.	1,884	355,266
Alaska Air Group, Inc.	4,939	315,651
Carnival Corp.	6,416	298,665
Macy’s, Inc.	12,693	272,392
Foot Locker, Inc.	5,799	243,094
Walgreens Boots Alliance, Inc.	3,663	200,256
BorgWarner, Inc.	3,048	127,955
Kohl’s Corp.	1,358	64,573
Total Consumer, Cyclical		6,917,580

Basic Materials - 4.8%
Reliance Steel & Aluminum Co.	11,043	1,044,889
Nucor Corp.	15,903	876,255
Huntsman Corp.	35,107	717,587
Alcoa Corp.*	19,012	445,071
Steel Dynamics, Inc.	14,339	433,038
Ashland Global Holdings, Inc.	4,903	392,093
Olin Corp.	11,594	254,025
DuPont de Nemours, Inc.	3,272	245,629
Freeport-McMoRan, Inc.	20,221	234,765
Dow, Inc.	3,272	161,342
Pan American Silver Corp.	7,745	99,988
Total Basic Materials		4,904,682

Technology - 4.5%
Intel Corp.	35,117	1,681,051
Apple, Inc.	3,512	695,095
Micron Technology, Inc.*	14,762	569,665
Skyworks Solutions, Inc.	5,203	402,036
Super Micro Computer, Inc.*	19,484	377,016
MACOM Technology Solutions Holdings, Inc.*	22,147	335,084
CSG Systems International, Inc.	5,171	252,500
Oracle Corp.	4,202	239,388
Evolent Health, Inc. — Class A*	13,420	106,689
Total Technology		4,658,524

Total Common Stocks
(Cost $85,749,498)		101,382,232

RIGHTS††† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*,1	40,146	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 1.1%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[2]	1,180,627	1,180,627
Total Money Market Fund
(Cost $1,180,627)		1,180,627

Total Investments - 100.0%
(Cost $86,930,125)		$102,562,859
Other Assets & Liabilities, net - 0.0%		(17,615)
Total Net Assets - 100.0%		$102,545,244

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES O (ALL CAP VALUE SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$101,382,232	$—	$—		$101,382,232
Rights	—	—	—	*	—
Money Market Fund	1,180,627	—	—		1,180,627
Total Assets	$102,562,859	$—	$—		$102,562,859

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $86,930,125)	$102,562,859
Prepaid expenses	2,692
Receivables:
Dividends	89,114
Fund shares sold	18,402
Interest	2,369
Total assets	102,675,436

Liabilities:
Payable for:
Management fees	33,947
Printing fees	32,808
Distribution and service fees	19,306
Professional fees	13,058
Fund shares redeemed	12,117
Fund accounting/administration fees	6,178
Trustees’ fees*	3,440
Transfer agent/maintenance fees	2,030
Miscellaneous	7,308
Total liabilities	130,192
Commitments and contingent liabilities (Note 15)	—
Net assets	$102,545,244

Net assets consist of:
Paid in capital	$74,568,993
Total distributable earnings (loss)	27,976,251
Net assets	$102,545,244
Capital shares outstanding	3,095,769
Net asset value per share	$33.12

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $81)	$1,203,551
Interest	7,012
Total investment income	1,210,563

Expenses:
Management fees	363,238
Distribution and service fees	129,727
Transfer agent/maintenance fees	12,269
Fund accounting/administration fees	41,513
Trustees’ fees*	12,801
Custodian fees	1,740
Miscellaneous	45,292
Total expenses	606,580
Less:
Expenses waived by Adviser	(154,378)
Earnings credits applied	(13)
Total waived expenses	(154,391)
Net expenses	452,189
Net investment income	758,374

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,967,978
Net realized gain	1,967,978
Net change in unrealized appreciation (depreciation) on:
Investments	9,948,076
Net change in unrealized appreciation (depreciation)	9,948,076
Net realized and unrealized gain	11,916,054
Net increase in net assets resulting from operations	$12,674,428

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$758,374	$1,508,050
Net realized gain on investments	1,967,978	10,765,658
Net change in unrealized appreciation (depreciation) on investments	9,948,076	(24,181,176)
Net increase (decrease) in net assets resulting from operations	12,674,428	(11,907,468)

Distributions to shareholders	—	(10,707,235)

Capital share transactions:
Proceeds from sale of shares	1,053,208	7,428,149
Distributions reinvested	—	10,707,235
Cost of shares redeemed	(12,098,251)	(27,375,695)
Net decrease from capital share transactions	(11,045,043)	(9,240,311)
Net increase (decrease) in net assets	1,629,385	(31,855,014)

Net assets:
Beginning of period	100,915,859	132,770,873
End of period	$102,545,244	$100,915,859

Capital share activity:
Shares sold	32,684	215,525
Shares issued from reinvestment of distributions	—	318,383
Shares redeemed	(380,388)	(781,562)
Net decrease in shares	(347,704)	(247,654)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$29.31	$35.97	$34.05	$29.30	$35.35	$32.85
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.43	.24	.45	.43	.31
Net gain (loss) on investments (realized and unrealized)	3.58	(3.83)	4.51	6.01	(1.80)	2.19
Total from investment operations	3.81	(3.40)	4.75	6.46	(1.37)	2.50
Less distributions from:
Net investment income	—	(.40)	(.38)	(.48)	(.33)	(—)[c]
Net realized gains	—	(2.86)	(2.45)	(1.23)	(4.35)	—
Total distributions	—	(3.26)	(2.83)	(1.71)	(4.68)	(—)[c]
Net asset value, end of period	$33.12	$29.31	$35.97	$34.05	$29.30	$35.35

Total Return[d]	13.00%	(10.62%)	14.77%	22.71%	(4.70%)	7.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,545	$100,916	$132,771	$128,367	$120,113	$147,317
Ratios to average net assets:
Net investment income (loss)	1.46%	1.23%	0.69%	1.48%	1.33%	0.92%
Total expenses	1.17%	1.17%	1.11%	0.90%	0.92%	0.89%
Net expenses[e,f,g]	0.87%	0.88%	0.89%	0.90%	0.92%	0.89%
Portfolio turnover rate	13%	36%	33%	47%	39%	49%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.87%	0.88%	0.88%	0.90%	0.92%	0.89%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—

*	Less than 0.01%

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Vector Group Ltd., 6.13%	1.7%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.6%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 9.50%	1.6%
EIG Investors Corp., 10.88%	1.5%
Indigo Natural Resources LLC, 6.88%	1.5%
Great Lakes Dredge & Dock Corp., 8.00%	1.5%
Fidelity & Guaranty Life Holdings, Inc., 5.50%	1.4%
Altice France S.A., 7.38%	1.4%
Unit Corp., 6.63%	1.4%
Pregis Holding I Corp., 5.90%	1.3%
Top Ten Total	14.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2019

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series P (High Yield Series)	8.11%	4.49%	3.75%	8.41%
Bloomberg Barclays U.S. Corporate High Yield Index	9.94%	7.48%	4.70%	9.24%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	1.6%
BBB	12.0%
BB	42.8%
B	33.3%
CCC	7.0%
CC	0.0%[3]
NR2	1.2%
Other Instruments	2.1%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.
[3]	Value of securities is less than 0.1% of total investments.

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 1.0%

Utilities - 0.6%
TexGen Power LLC*,††	7,929	$308,240

Energy - 0.2%
SandRidge Energy, Inc.*	14,330	99,164

Consumer, Cyclical - 0.2%
ATD New Holdings, Inc.*,††	3,166	96,563
Delta Air Lines, Inc.	1	57
Chorus Aviation, Inc.	3	17
Total Consumer, Cyclical		96,637

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	29,235
Aimia, Inc.*	5	14
Total Communications		29,249

Consumer, Non-cyclical - 0.0%
Chef Holdings, Inc.*,†††,1	75	9,438
Crimson Wine Group Ltd.*	24	192
MEDIQ, Inc.*,†††,1	92	—
Total Consumer, Non-cyclical		9,630

Financial - 0.0%
Jefferies Financial Group, Inc.	247	4,750
Adelphia Recovery Trust*,†††,1	5,270	—
Total Financial		4,750

Industrial - 0.0%
BP Holdco LLC*,†††,1,2	523	184
Vector Phoenix Holdings, LP*,†††,1	523	44
Total Industrial		228

Total Common Stocks
(Cost $1,191,359)		547,898

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%%
U.S. Shipping Corp.*,1	24,529	—
Total Preferred Stocks
(Cost $625,000)		—

MONEY MARKET FUND† - 1.2%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[3]	646,100	646,100
Total Money Market Fund
(Cost $646,100)		646,100

	Face Amount

CORPORATE BONDS†† - 82.9%
Financial - 17.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
6.25% due 06/03/26[4]	$500,000	504,375
7.25% due 08/15/24[4]	500,000	491,085
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	750,000	778,125
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	700,000	707,000
Hunt Companies, Inc.
6.25% due 02/15/26[4]	725,000	685,125
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[4]	650,000	646,750
Quicken Loans, Inc.
5.25% due 01/15/28[4]	650,000	646,750
Springleaf Finance Corp.
7.13% due 03/15/26	200,000	219,125
6.13% due 03/15/24	150,000	161,250
6.63% due 01/15/28	50,000	52,500
Newmark Group, Inc.
6.13% due 11/15/23	400,000	423,247
AmWINS Group, Inc.
7.75% due 07/01/26[4]	400,000	414,000
Wilton Re Finance LLC
5.88% due 03/30/33[4,5]	400,000	404,324
GEO Group, Inc.
5.88% due 10/15/24	200,000	176,000
6.00% due 04/15/26	200,000	173,940
5.88% due 01/15/22	50,000	48,875
CoreCivic, Inc.
4.75% due 10/15/27	400,000	360,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	350,000	358,995
EPR Properties
5.75% due 08/15/22	300,000	321,833
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[4]	300,000	308,250
Kennedy-Wilson, Inc.
5.88% due 04/01/24	302,000	308,040
Greystar Real Estate Partners LLC
5.75% due 12/01/25[4]	275,000	280,500
Goldman Sachs Group, Inc.
5.30%[5,7]	250,000	260,937
USI, Inc.
6.88% due 05/01/25[4]	225,000	222,750
Assurant, Inc.
7.00% due 03/27/48[5]	200,000	213,250
NFP Corp.
6.88% due 07/15/25[4]	200,000	197,940
CNO Financial Group, Inc.
5.25% due 05/30/29	150,000	162,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

HUB International Ltd.
7.00% due 05/01/26[4]	$50,000	$50,687
Total Financial		9,578,028

Communications - 15.7%
Altice France S.A.
7.38% due 05/01/26[4]	750,000	768,750
8.13% due 02/01/27[4]	250,000	262,500
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% due 05/01/27[4]	350,000	362,376
5.38% due 06/01/29[4]	350,000	361,375
5.00% due 02/01/28[4]	150,000	153,180
EIG Investors Corp.
10.88% due 02/01/24	800,000	848,000
CSC Holdings LLC
5.25% due 06/01/24	450,000	467,437
6.50% due 02/01/29[4]	325,000	354,656
Level 3 Financing, Inc.
5.25% due 03/15/26	250,000	258,750
5.38% due 01/15/24	200,000	204,500
5.38% due 08/15/22	150,000	150,188
5.63% due 02/01/23	50,000	50,623
Sprint Communications, Inc.
7.00% due 03/01/20[4]	550,000	563,750
Cengage Learning, Inc.
9.50% due 06/15/24[4]	575,000	546,250
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[4]	462,000	422,730
Virgin Media Secured Finance plc
5.50% due 05/15/29[4]	400,000	405,880
MDC Partners, Inc.
6.50% due 05/01/24[4]	438,000	402,504
Sirius XM Radio, Inc.
4.63% due 07/15/24[4]	200,000	204,656
5.50% due 07/01/29[4]	175,000	179,410
DISH DBS Corp.
5.88% due 11/15/24	335,000	316,994
Ziggo BV
5.50% due 01/15/27[4]	300,000	305,163
Match Group, Inc.
5.63% due 02/15/29[4]	225,000	237,375
Anixter, Inc.
6.00% due 12/01/25[4]	200,000	217,000
Telenet Finance Lux Note
5.50% due 03/01/28	200,000	203,000
Ziggo Bond Company BV
5.88% due 01/15/25[4]	200,000	202,084
GrubHub Holdings, Inc.
5.50% due 07/01/27[4]	150,000	153,956
Total Communications		8,603,087

Energy - 12.5%
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[4]	880,000	860,200
Indigo Natural Resources LLC
6.88% due 02/15/26[4]	925,000	830,187
Unit Corp.
6.63% due 05/15/21	825,000	746,625
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	525,000	533,531
Parkland Fuel Corp.
5.88% due 07/15/27[4]	250,000	253,988
6.00% due 04/01/26[4]	200,000	204,500
PDC Energy, Inc.
6.13% due 09/15/24	250,000	250,000
5.75% due 05/15/26	200,000	196,500
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[4]	519,000	442,448
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[4]	350,000	346,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	350,000	306,250
Antero Resources Corp.
5.13% due 12/01/22	300,000	288,000
Range Resources Corp.
5.00% due 03/15/23	200,000	188,500
5.88% due 07/01/22	100,000	99,000
NuStar Logistics, LP
5.63% due 04/28/27	150,000	151,125
6.00% due 06/01/26	100,000	103,500
Bruin E&P Partners LLC
8.88% due 08/01/23[4]	300,000	252,000
SRC Energy, Inc.
6.25% due 12/01/25	200,000	182,000
Pattern Energy Group, Inc.
5.88% due 02/01/24[4]	175,000	177,625
CNX Resources Corp.
5.88% due 04/15/22	163,000	158,110
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[4]	150,000	149,625
Basic Energy Services, Inc.
10.75% due 10/15/23[4]	175,000	136,500
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 09/20/23[8]	580,000	26,100
Total Energy		6,882,814

Consumer, Non-cyclical - 12.1%
Vector Group Ltd.
6.13% due 02/01/25[4]	1,000,000	926,780

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4]	$700,000	$666,750
Par Pharmaceutical, Inc.
7.50% due 04/01/27[4]	625,000	614,062
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[4]	660,000	580,800
Prime Security Services Borrower LLC / Prime Finance, Inc.
5.25% due 04/15/24[4]	450,000	457,875
Tenet Healthcare Corp.
6.00% due 10/01/20	225,000	231,623
6.25% due 02/01/27[4]	150,000	155,250
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	350,000	344,750
Beverages & More, Inc.
11.50% due 06/15/22[9]	450,000	342,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[4]	300,000	297,750
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[4]	200,000	144,000
5.88% due 10/15/24[4]	150,000	142,500
HCA, Inc.
5.88% due 02/01/29	250,000	274,063
Bausch Health Companies, Inc.
6.50% due 03/15/22[4]	150,000	155,438
5.75% due 08/15/27[4]	100,000	105,098
Harsco Corp.
5.75% due 07/31/27[4]	225,000	234,306
C&S Group Enterprises LLC
5.38% due 07/15/22[4]	225,000	225,000
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[4]	225,000	208,688
DaVita, Inc.
5.00% due 05/01/25	200,000	197,450
Avanos Medical, Inc.
6.25% due 10/15/22	150,000	152,437
Post Holdings, Inc.
5.50% due 12/15/29[4]	100,000	100,250
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[4]	100,000	99,750
Total Consumer, Non-cyclical		6,656,620

Consumer, Cyclical - 10.0%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]	875,000	866,250
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	275,000	275,688
5.75% due 03/01/25	200,000	201,500
5.50% due 06/01/24	150,000	150,750
Williams Scotsman International, Inc.
6.88% due 08/15/23[4]	425,000	443,063
7.88% due 12/15/22[4]	70,000	73,500
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27	375,000	333,750
5.88% due 11/15/26	150,000	134,250
Titan International, Inc.
6.50% due 11/30/23	450,000	390,375
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[4]	350,000	361,480
Wabash National Corp.
5.50% due 10/01/25[4]	355,000	336,362
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	300,000	306,000
MGM Resorts International
5.50% due 04/15/27	250,000	262,187
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[4]	250,000	258,437
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[4]	200,000	206,000
VOC Escrow Ltd.
5.00% due 02/15/28[4]	200,000	202,750
Party City Holdings, Inc.
6.63% due 08/01/26[4,10]	176,000	170,720
Boyne USA, Inc.
7.25% due 05/01/25[4]	150,000	162,375
American Airlines Group, Inc.
5.00% due 06/01/22[4]	125,000	128,788
Cedar Fair, LP
5.25% due 07/15/29[4]	100,000	102,031
Allison Transmission, Inc.
4.75% due 10/01/27[4]	100,000	99,250
Delphi Technologies plc
5.00% due 10/01/25[4]	30,000	26,775
Total Consumer, Cyclical		5,492,281

Industrial - 8.8%
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	776,000	821,590
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[4]	700,000	670,250
Standard Industries, Inc.
4.75% due 01/15/28[4]	400,000	397,000
Cleaver-Brooks, Inc.
7.88% due 03/01/23[4]	400,000	383,584
Amsted Industries, Inc.
5.63% due 07/01/27[4]	200,000	208,500
5.38% due 09/15/24[4]	100,000	102,375
Masonite International Corp.
5.75% due 09/15/26[4]	300,000	309,000
Intertape Polymer Group, Inc.
7.00% due 10/15/26[4]	250,000	258,437
JELD-WEN, Inc.
4.88% due 12/15/27[4]	250,000	241,875

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

Trinity Industries, Inc.
4.55% due 10/01/24	$225,000	$222,708
Berry Global Escrow Corp.
4.88% due 07/15/26[4]	200,000	204,250
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[4]	175,000	177,625
EnPro Industries, Inc.
5.75% due 10/15/26	170,000	173,825
Resideo Funding, Inc.
6.13% due 11/01/26[4]	150,000	156,000
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[4]	125,000	131,719
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.75% due 10/15/20	106,602	106,868
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[4]	100,000	104,000
American Woodmark Corp.
4.88% due 03/15/26[4]	84,000	82,950
TransDigm, Inc.
6.25% due 03/15/26[4]	50,000	52,625
Graphic Packaging International LLC
4.75% due 07/15/27[4]	50,000	51,313
Total Industrial		4,856,494

Utilities - 2.9%
Terraform Global Operating LLC
6.13% due 03/01/26[4]	695,000	698,475
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	300,000	315,000
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	250,000	263,125
Clearway Energy Operating LLC
5.75% due 10/15/25[4]	250,000	253,750
DPL, Inc.
7.25% due 10/15/21	72,000	77,400
Total Utilities		1,607,750

Basic Materials - 2.6%
Yamana Gold, Inc.
4.95% due 07/15/24	300,000	316,168
Novelis Corp.
5.88% due 09/30/26[4]	250,000	253,125
Alcoa Nederland Holding B.V.
7.00% due 09/30/26[4]	200,000	214,000
Neon Holdings, Inc.
10.13% due 04/01/26[4]	200,000	197,000
Alcoa Nederland Holding BV
6.13% due 05/15/28[4]	150,000	156,750
United States Steel Corp.
6.88% due 08/15/25	150,000	141,750
Valvoline, Inc.
5.50% due 07/15/24	100,000	103,000
Mirabela Nickel Ltd.
9.50% due 06/24/19[8,9]	390,085	39,008
Total Basic Materials		1,420,801

Technology - 0.9%
TIBCO Software, Inc.
11.38% due 12/01/21[4]	275,000	292,187
CDK Global, Inc.
5.25% due 05/15/29[4]	100,000	103,625
First Data Corp.
5.00% due 01/15/24[4]	100,000	102,450
Total Technology		498,262
Total Corporate Bonds
(Cost $46,868,249)		45,596,137

SENIOR FLOATING RATE INTERESTS††,6 - 12.0%
Communications - 2.7%
Houghton Mifflin Co.
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 05/28/21	371,518	349,784
Cengage Learning Acquisitions, Inc.
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	352,546	337,362
Resource Label Group LLC
11.09% (3 Month USD LIBOR + 8.50%, Rate Floor: 9.50%) due 11/26/23	250,000	232,500
McGraw-Hill Global Education Holdings LLC
6.40% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 05/04/22	242,882	231,195
GTT Communications, Inc.
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/31/25	198,000	176,962
Imagine Print Solutions LLC
7.16% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/21/22	195,500	161,287
Total Communications		1,489,090

Consumer, Non-cyclical - 2.4%
Springs Window Fashions
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/15/25	272,250	269,528
10.90% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	150,000	142,500
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.91% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	197,748	196,018
Albertson’s LLC
5.40% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 11/17/25	149,250	148,401
Hearthside Group Holdings LLC
6.09% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	148,500	144,814

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

Acosta, Inc.
6.20% (1 Month USD LIBOR + 3.25% and Commercial Prime Lending Rate + 2.25%, Rate Floor: 3.25%) due 09/26/19	$381,795	$137,328
Diamond (BC) B.V.
5.58% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	149,242	130,960
Give and Go Prepared Foods Corp.
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 07/29/23	127,725	116,789
CTI Foods Holding Co. LLC
9.58% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 05/03/24	41,874	41,874
Total Consumer, Non-cyclical		1,328,212

Industrial - 2.3%
CPG International LLC
5.93% (6 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 05/05/24	480,970	472,553
Diversitech Holdings, Inc.
9.83% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	200,000	193,750
Arctic Long Carriers
6.83% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	196,000	192,080
STS Operating, Inc. (SunSource)
6.65% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	123,744	122,932
YAK MAT (YAK ACCESS LLC)
12.39% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	125,000	107,500
Dynasty Acquisition Co.
6.33% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/06/26	100,000	100,357
Tank Holdings Corp.
6.63% (1 Month USD LIBOR + 4.00% and 12 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/26/26	100,000	99,906
Total Industrial		1,289,078

Technology - 1.4%
Planview, Inc.
7.65% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 01/27/23†††,1	343,000	343,000
GlobalFoundries, Inc.
6.44% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/05/26	150,000	147,375
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/01/25	149,250	144,632
Cvent, Inc.
6.15% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 11/29/24	99,246	98,006
Aspect Software, Inc.
7.42% (1 Week USD LIBOR + 5.00%, Rate Floor: 6.00%) due 01/15/24	9,681	8,616
Total Technology		741,629

Basic Materials - 1.3%
Pregis Holding I Corp.
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/20/21	728,440	728,124

Consumer, Cyclical - 1.3%
Power Solutions (Panther)
5.90% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/30/26	225,000	223,173
Blue Nile, Inc.
9.02% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	202,500	178,200
BBB Industries, LLC
6.90% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	158,825	158,031
Belk, Inc.
7.29% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/12/22	143,924	115,879
American Tire Distributors, Inc.
8.52% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	29,221	28,928
9.98% (2 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	19,384	18,104
Total Consumer, Cyclical		722,315

Financial - 0.3%
iStar, Inc.
5.15% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 06/28/23	148,875	148,503

Energy - 0.3%
Permian Production Partners LLC
8.41% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	190,000	142,500
Total Senior Floating Rate Interests
(Cost $6,993,729)		6,589,451

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

	Face Amount	Value

COMMERCIAL PAPER†† - 4.7%
Ryder System, Inc.
2.56% due 07/22/19[11]	$500,000	$499,253
2.55% due 07/25/19[11]	500,000	499,150
Marsh & McLennan Cos., Inc.
2.55% due 07/11/19[4,11]	600,000	599,575
Cintas Corp. No. 2
2.56% due 07/01/19[4,11]	500,000	500,000
UnitedHealth Group, Inc.
2.52% due 07/24/19[4,11]	500,000	499,195
Total Commercial Paper
(Cost $2,597,173)		2,597,173

Total Investments - 101.8%
(Cost $58,921,610)		$55,976,759
Other Assets & Liabilities, net - (1.8)%		(1,008,952)
Total Net Assets - 100.0%		$54,967,807

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $352,666 (cost $1,020,390), or 0.6% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of June 30, 2019.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $31,992,292 (cost $32,321,997), or 58.2% of total net assets.

[5]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[6]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[7]	Perpetual maturity.
[8]	Security is in default of interest and/or principal obligations.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $381,008 (cost $755,180), or 0.7% of total net assets — See Note 9.

[10]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. As of June 30, 2019, the total market value of segregated or earmarked security was $170,720.

[11]	Rate indicated is the effective yield at the time of purchase.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$104,194	$434,038	$9,666		$547,898
Preferred Stocks	—	—	—	*	—
Money Market Fund	646,100	—	—		646,100
Corporate Bonds	—	45,596,137	—		45,596,137
Senior Floating Rate Interests	—	6,246,451	343,000		6,589,451
Commercial Paper	—	2,597,173	—		2,597,173
Total Assets	$750,294	$54,873,799	$352,666		$55,976,759

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$478,346	$13,621	$491,967

*	Security has a market value of $0.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $140,863 are categorized as Level 2 within the disclosure hierarchy — See Note 12.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares/Face Amount 06/30/19	Investment Income
Common Stocks
Aspect Software, Inc.*	$—	**	$—	$—	$(922,259)	$922,259	$—	—	$—
BP Holdco LLC *,1	—		184	—	—	—	184	523	—
Senior Floating Rate Interests
Aspect Software, Inc. 13.46% (3 Month USD LIBOR + 12.00%) due 05/25/20[2]	11,930		—	(9,845)	(4,529)	2,444	—	—	—
Warrants
Aspect Software, Inc.*	—	**	—	—	—	—	—	—	—
	$11,930		$184	$(9,845)	$(926,788)	$924,703	$184		$—

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued and affiliated securities amounts to $184, (cost $184) or less than 0.1% of total net assets.

[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $58,921,426)	$55,976,575
Investments in affiliated issuers, at value (cost $184)	184
Cash	26,744
Prepaid expenses	2,480
Receivables:
Interest	759,279
Securities sold	428,278
Foreign tax reclaims	550
Total assets	57,194,090

Liabilities:
Unfunded loan commitments, at value (Note 8)(proceeds $272,396)	491,967
Reverse repurchase agreements (Note 12)	140,863
Payable for:
Securities purchased	1,444,485
Fund shares redeemed	36,499
Management fees	21,151
Distribution and service fees	10,312
Fund accounting/administration fees	3,300
Trustees’ fees*	2,946
Transfer agent/maintenance fees	2,006
Miscellaneous	72,754
Total liabilities	2,226,283
Commitments and contingent liabilities (Note 15)	—
Net assets	$54,967,807

Net assets consist of:
Paid in capital	$57,567,898
Total distributable earnings (loss)	(2,600,091)
Net assets	$54,967,807
Capital shares outstanding	1,848,354
Net asset value per share	$29.74

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$63
Interest from securities of unaffiliated issuers	1,905,648
Total investment income	1,905,711

Expenses:
Management fees	159,498
Distribution and service fees	66,457
Transfer agent/maintenance fees	12,264
Professional fees	23,305
Fund accounting/administration fees	21,267
Trustees’ fees*	11,583
Custodian fees	7,651
Interest expense	349
Miscellaneous	33,758
Total expenses	336,132
Less:
Expenses reimbursed by Adviser	(624)
Expenses waived by Adviser	(50,168)
Earnings credits applied	(1,553)
Total waived/reimbursed expenses	(52,345)
Net expenses	283,787
Net investment income	1,621,924

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(945,377)
Investments in affiliated issuers	(926,788)
Foreign currency transactions	(1,339)
Forward foreign currency exchange contracts	(14,552)
Net realized loss	(1,888,056)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,479,092
Investments in affiliated issuers	924,703
Foreign currency translations	31
Forward foreign currency exchange contracts	7,198
Net change in unrealized appreciation (depreciation)	4,411,024
Net realized and unrealized gain	2,522,968
Net increase in net assets resulting from operations	$4,144,892

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,621,924	$4,018,920
Net realized loss on investments	(1,888,056)	(1,400,353)
Net change in unrealized appreciation (depreciation) on investments	4,411,024	(5,126,574)
Net increase (decrease) in net assets resulting from operations	4,144,892	(2,508,007)

Distributions to shareholders	—	(5,180,373)

Capital share transactions:
Proceeds from sale of shares	7,656,582	20,015,580
Distributions reinvested	—	5,180,373
Cost of shares redeemed	(9,337,722)	(44,275,141)
Net decrease from capital share transactions	(1,681,140)	(19,079,188)
Net increase (decrease) in net assets	2,463,752	(26,767,568)

Net assets:
Beginning of period	52,504,055	79,271,623
End of period	$54,967,807	$52,504,055

Capital share activity:
Shares sold	263,432	657,221
Shares issued from reinvestment of distributions	—	181,005
Shares redeemed	(323,281)	(1,476,612)
Net decrease in shares	(59,849)	(638,386)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$27.51	$31.13	$30.82	$28.63	$33.87	$33.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.87	1.79	1.81	1.91	2.17	2.23
Net gain (loss) on investments (realized and unrealized)	1.36	(2.99)	.09	2.93	(3.23)	(1.38)
Total from investment operations	2.23	(1.20)	1.90	4.84	(1.06)	.85
Less distributions from:
Net investment income	—	(2.42)	(1.59)	(2.65)	(3.49)	—
Net realized gains	—	—	—	—	(.69)	—
Total distributions	—	(2.42)	(1.59)	(2.65)	(4.18)	—
Net asset value, end of period	$29.74	$27.51	$31.13	$30.82	$28.63	$33.87

Total Return[c]	8.11%	(4.16%)	6.23%	17.52%	(3.95%)	2.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,968	$52,504	$79,272	$95,760	$66,908	$79,192
Ratios to average net assets:
Net investment income (loss)	6.10%	5.98%	5.79%	6.46%	6.69%	6.50%
Total expenses[d]	1.26%	1.42%	1.40%	1.17%	1.19%	1.09%
Net expenses[e,f,g]	1.07%	1.26%	1.33%	1.13%	1.15%	1.08%
Portfolio turnover rate	30%	51%	76%	84%	101%	90%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.07%	1.07%	1.07%	1.07%	1.07%	0.97%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	—*	0.02%	—

*	Less than 0.01%

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	3.0%
Equity Commonwealth	1.8%
Radian Group, Inc.	1.8%
Portland General Electric Co.	1.7%
Wintrust Financial Corp.	1.7%
MDU Resources Group, Inc.	1.5%
Physicians Realty Trust	1.5%
Scorpio Tankers, Inc.	1.5%
Axis Capital Holdings Ltd.	1.5%
Black Hills Corp.	1.4%
Top Ten Total	17.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	11.97%	(5.59%)	2.65%	10.93%
Russell 2000 Value Index	13.47%	(6.24%)	5.39%	12.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 93.0%

Financial - 35.3%
Equity Commonwealth REIT	39,218	$1,275,369
Radian Group, Inc.	55,810	1,275,258
Wintrust Financial Corp.	16,226	1,187,094
Physicians Realty Trust REIT	62,421	1,088,622
Axis Capital Holdings Ltd.	17,543	1,046,440
Umpqua Holdings Corp.	59,098	980,436
Federal Agricultural Mortgage Corp. — Class C	12,962	941,819
Invesco Mortgage Capital, Inc. REIT	56,325	907,959
Investors Bancorp, Inc.	71,084	792,586
Hanmi Financial Corp.	35,569	792,122
Cathay General Bancorp	21,370	767,397
Lexington Realty Trust REIT	81,504	766,953
WSFS Financial Corp.	18,256	753,973
Cousins Properties, Inc. REIT	19,807	716,419
CNO Financial Group, Inc.	40,859	681,528
Berkshire Hills Bancorp, Inc.	21,325	669,392
Pinnacle Financial Partners, Inc.	11,399	655,215
RLJ Lodging Trust REIT	33,967	602,575
IBERIABANK Corp.	7,556	573,123
First Horizon National Corp.	37,894	565,757
Hilltop Holdings, Inc.	26,270	558,763
Hancock Whitney Corp.	13,170	527,590
Redwood Trust, Inc. REIT	31,831	526,167
Sunstone Hotel Investors, Inc. REIT	35,434	485,800
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	453,507
Howard Hughes Corp.*	3,584	443,842
Stifel Financial Corp.	7,323	432,496
Kennedy-Wilson Holdings, Inc.	20,793	427,712
Flagstar Bancorp, Inc.	12,439	412,228
Washington Federal, Inc.	11,777	411,371
PennyMac Mortgage Investment Trust REIT	18,713	408,505
National Storage Affiliates Trust REIT	13,297	384,815
Preferred Bank/Los Angeles CA	7,794	368,266
American National Insurance Co.	3,134	365,017
Prosperity Bancshares, Inc.	5,335	352,377
Simmons First National Corp. — Class A	14,919	347,016
BOK Financial Corp.	4,531	342,000
RMR Group, Inc. — Class A	7,220	339,196
MGIC Investment Corp.*	25,555	335,793
Third Point Reinsurance Ltd.*	27,165	280,343
Total Financial		25,242,841

Industrial - 17.5%
MDU Resources Group, Inc.	42,708	1,101,866
Scorpio Tankers, Inc.	36,799	1,086,307
Louisiana-Pacific Corp.	35,517	931,256
GATX Corp.	9,649	765,069
US Concrete, Inc.*	14,795	735,164
Graphic Packaging Holding Co.	49,979	698,706
Valmont Industries, Inc.	4,900	621,369
Trinseo S.A.	12,217	517,268
Sanmina Corp.*	16,812	509,067
PGT Innovations, Inc.*	29,537	493,859
Owens Corning	8,337	485,213
Plexus Corp.*	8,116	473,731
Advanced Energy Industries, Inc.*	7,576	426,302
Kirby Corp.*	5,289	417,831
Rexnord Corp.*	13,710	414,316
Knight-Swift Transportation Holdings, Inc.	12,225	401,469
Gibraltar Industries, Inc.*	9,897	399,443
Park Electrochemical Corp.	22,473	375,074
Crane Co.	4,455	371,725
EnPro Industries, Inc.	5,574	355,844
Oshkosh Corp.	3,965	331,038
KEMET Corp.	15,569	292,853
Vishay Intertechnology, Inc.	17,265	285,218
Total Industrial		12,489,988

Consumer, Non-cyclical - 8.1%
Encompass Health Corp.	14,281	904,844
Premier, Inc. — Class A*	21,812	853,067
Central Garden & Pet Co. — Class A*	32,559	802,254
Navigant Consulting, Inc.	28,245	655,002
Sanderson Farms, Inc.	4,557	622,304
Eagle Pharmaceuticals, Inc.*	9,416	524,283
Cambrex Corp.*	10,320	483,079
Emergent BioSolutions, Inc.*	7,378	356,431
Ingredion, Inc.	4,242	349,922
AMAG Pharmaceuticals, Inc.*	25,754	257,283
Total Consumer, Non-cyclical		5,808,469

Utilities - 7.8%
Portland General Electric Co.	22,549	1,221,480
Black Hills Corp.	12,958	1,012,927
Southwest Gas Holdings, Inc.	8,470	759,081
PNM Resources, Inc.	14,664	746,544
Avista Corp.	16,495	735,677
ALLETE, Inc.	6,868	571,486
Ormat Technologies, Inc.	8,423	533,934
Total Utilities		5,581,129

Consumer, Cyclical - 7.6%
Hawaiian Holdings, Inc.	31,086	852,689
UniFirst Corp.	3,933	741,646
Foot Locker, Inc.	12,223	512,388
St. Joe Co.*	28,768	497,111
International Speedway Corp. — Class A	10,155	455,858
MDC Holdings, Inc.	13,612	446,201
Wabash National Corp.	25,239	410,638
Asbury Automotive Group, Inc.*	4,199	354,144
Abercrombie & Fitch Co. — Class A	21,841	350,330
KB Home	10,094	259,719
Tenneco, Inc. — Class A	17,087	189,495
Methode Electronics, Inc.	6,263	178,934
La-Z-Boy, Inc.	5,593	171,481
Total Consumer, Cyclical		5,420,634

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

Communications - 5.1%
Viavi Solutions, Inc.*	73,819	$981,055
Ciena Corp.*	22,464	923,944
Gray Television, Inc.*	25,944	425,222
Scholastic Corp.	12,148	403,800
InterDigital, Inc.	5,712	367,853
Infinera Corp.*	119,229	346,956
Tribune Publishing Co.	18,952	151,047
Total Communications		3,599,877

Energy - 4.2%
Whiting Petroleum Corp.*	40,388	754,448
Oasis Petroleum, Inc.*	96,673	549,103
Range Resources Corp.	72,698	507,432
MRC Global, Inc.*	25,687	439,761
Delek US Holdings, Inc.	10,067	407,915
Gulfport Energy Corp.*	45,132	221,598
Antero Resources Corp.*	25,278	139,787
Total Energy		3,020,044

Basic Materials - 4.0%
Ashland Global Holdings, Inc.	10,472	837,446
Olin Corp.	24,200	530,222
Huntsman Corp.	18,619	380,572
Verso Corp. — Class A*	19,294	367,551
Reliance Steel & Aluminum Co.	3,874	366,558
Pan American Silver Corp.	15,676	202,377
Alcoa Corp.*	7,562	177,026
Total Basic Materials		2,861,752

Technology - 3.4%
MACOM Technology Solutions Holdings, Inc.*	46,823	708,432
CSG Systems International, Inc.	11,286	551,095
Nanometrics, Inc.*	8,929	309,926
ManTech International Corp. — Class A	4,692	308,968
Evolent Health, Inc. — Class A*	26,625	211,669
TiVo Corp.	25,580	188,525
Axcelis Technologies, Inc.*	10,266	154,503
Total Technology		2,433,118

Total Common Stocks
(Cost $65,718,786)		66,457,852

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
INDUSTRIAL - 0.0%
Thermoenergy Corp.*,1,2	116,667	—
Total Convertible Preferred Stocks
(Cost $111,410)		—

RIGHTS††† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*,1	81,258	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 3.0%
iShares Russell 2000 Value ETF	17,851	2,151,046
Total Exchange-Traded Funds
(Cost $2,122,718)		2,151,046

MONEY MARKET FUND† - 3.9%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[3]	2,804,955	2,804,955
Total Money Market Fund
(Cost $2,804,955)		2,804,955

Total Investments - 99.9%
(Cost $70,757,869)		$71,413,853
Other Assets & Liabilities, net - 0.1%		83,117
Total Net Assets - 100.0%		$71,496,970

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $0, (cost $111,410) or 0.0% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of June 30, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES Q (SMALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$66,457,852	$—	$—		$66,457,852
Convertible Preferred Stocks	—	—	—	*	—
Rights	—	—	—	*	—
Exchange-Traded Funds	2,151,046	—	—		2,151,046
Money Market Fund	2,804,955	—	—		2,804,955
Total Assets	$71,413,853	$—	$—		$71,413,853

*	Security has a market value of $0.

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $70,757,869)	$71,413,853
Cash	4,438
Prepaid expenses	2,251
Receivables:
Dividends	141,455
Investment Adviser	15,945
Fund shares sold	11,435
Interest	5,281
Total assets	71,594,658

Liabilities:
Payable for:
Management fees	30,471
Printing fees	22,244
Professional fees	14,617
Distribution and service fees	13,444
Legal fees	5,447
Fund accounting/administration fees	4,302
Transfer agent/maintenance fees	1,921
Trustees’ fees*	625
Fund shares redeemed	380
Miscellaneous	4,237
Total liabilities	97,688
Commitments and contingent liabilities (Note 15)	—
Net assets	$71,496,970

Net assets consist of:
Paid in capital	$62,869,260
Total distributable earnings (loss)	8,627,710
Net assets	$71,496,970
Capital shares outstanding	1,764,769
Net asset value per share	$40.51

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $219)	$750,359
Interest	24,132
Total investment income	774,491

Expenses:
Management fees	273,425
Distribution and service fees	91,142
Transfer agent/maintenance fees	12,345
Fund accounting/administration fees	29,166
Trustees’ fees*	7,950
Custodian fees	981
Miscellaneous	47,809
Total expenses	462,818
Less:
Expenses reimbursed by Adviser:	(957)
Expenses waived by Adviser	(49,141)
Earnings credits applied	(60)
Total waived/reimbursed expenses	(50,158)
Net expenses	412,660
Net investment income	361,831

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,958,630
Net realized gain	2,958,630
Net change in unrealized appreciation (depreciation) on:
Investments	4,796,213
Net change in unrealized appreciation (depreciation)	4,796,213
Net realized and unrealized gain	7,754,843
Net increase in net assets resulting from operations	$8,116,674

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$361,831	$611,257
Net realized gain on investments	2,958,630	6,571,751
Net change in unrealized appreciation (depreciation) on investments	4,796,213	(16,678,682)
Net increase (decrease) in net assets resulting from operations	8,116,674	(9,495,674)

Distributions to shareholders	—	(8,781,206)

Capital share transactions:
Proceeds from sale of shares	1,250,387	5,199,979
Distributions reinvested	—	8,781,206
Cost of shares redeemed	(6,219,317)	(26,081,131)
Net decrease from capital share transactions	(4,968,930)	(12,099,946)
Net increase (decrease) in net assets	3,147,744	(30,376,826)

Net assets:
Beginning of period	68,349,226	98,726,052
End of period	$71,496,970	$68,349,226

Capital share activity:
Shares sold	30,591	113,450
Shares issued from reinvestment of distributions	—	199,936
Shares redeemed	(154,800)	(575,543)
Net decrease in shares	(124,209)	(262,157)

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$36.18	$45.89	$46.02	$39.71	$51.73	$52.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.30	.05	.21	.12	.08
Net gain (loss) on investments (realized and unrealized)	4.13	(5.28)	1.58	9.76	(2.87)	(.80)
Total from investment operations	4.33	(4.98)	1.63	9.97	(2.75)	(.72)
Less distributions from:
Net investment income	—	(.16)	(.17)	(.05)	—	(.01)
Net realized gains	—	(4.57)	(1.59)	(3.61)	(9.27)	—
Total distributions	—	(4.73)	(1.76)	(3.66)	(9.27)	(.01)
Net asset value, end of period	$40.51	$36.18	$45.89	$46.02	$39.71	$51.73

Total Return[c]	11.97%	(12.66%)	3.70%	26.60%	(6.62%)	(1.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,497	$68,349	$98,726	$106,304	$89,757	$115,933
Ratios to average net assets:
Net investment income (loss)	0.99%	0.68%	0.11%	0.52%	0.26%	0.15%
Total expenses[d]	1.27%	1.26%	1.23%	1.16%	1.19%	1.16%
Net expenses[e,f,g]	1.13%	1.14%	1.14%	1.16%	1.19%	1.16%
Portfolio turnover rate	34%	37%	32%	68%	57%	50%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.13%	1.14%	1.12%	1.16%	1.19%	1.16%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	—	0.00%*	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
OGE Energy Corp.	2.5%
Alleghany Corp.	2.5%
Voya Financial, Inc.	2.3%
KeyCorp	2.1%
Zions Bancorp North America	2.0%
Huntington Bancshares, Inc.	1.9%
Willis Towers Watson plc	1.9%
Equity Commonwealth	1.7%
Bunge Ltd.	1.7%
Portland General Electric Co.	1.6%
Top Ten Total	20.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	14.83%	(4.21%)	4.85%	11.02%
Russell 2500 Value Index	15.26%	(1.92%)	5.55%	13.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 96.7%

Financial - 38.0%
Alleghany Corp.*	6,814	$4,641,084
Voya Financial, Inc.	78,495	4,340,773
KeyCorp	222,823	3,955,108
Zions Bancorp North America	82,192	3,779,188
Huntington Bancshares, Inc.	263,866	3,646,628
Willis Towers Watson plc	18,584	3,559,579
Equity Commonwealth REIT	100,532	3,269,301
Radian Group, Inc.	130,391	2,979,434
Sun Communities, Inc. REIT	22,661	2,904,914
Physicians Realty Trust REIT	164,891	2,875,699
Alexandria Real Estate Equities, Inc. REIT	20,037	2,827,020
Axis Capital Holdings Ltd.	46,130	2,751,654
Federal Agricultural Mortgage Corp. — Class C	33,399	2,426,772
Wintrust Financial Corp.	31,465	2,301,979
Umpqua Holdings Corp.	121,778	2,020,297
Cousins Properties, Inc. REIT	52,002	1,880,912
Old Republic International Corp.	83,860	1,876,787
IBERIABANK Corp.	22,009	1,669,383
Pinnacle Financial Partners, Inc.	28,949	1,663,989
Camden Property Trust REIT	13,652	1,425,132
SVB Financial Group*	6,310	1,417,163
Redwood Trust, Inc. REIT	84,906	1,403,496
Hilltop Holdings, Inc.	50,937	1,083,430
Stifel Financial Corp.	18,070	1,067,214
Unum Group	30,343	1,018,008
Prosperity Bancshares, Inc.	15,213	1,004,819
Howard Hughes Corp.*	8,070	999,389
National Storage Affiliates Trust REIT	34,502	998,488
Medical Properties Trust, Inc. REIT	55,511	968,112
American National Insurance Co.	8,206	955,753
First Horizon National Corp.	63,003	940,635
WSFS Financial Corp.	22,704	937,675
E*TRADE Financial Corp.	20,700	923,220
BOK Financial Corp.	11,694	882,663
Total Financial		71,395,698

Industrial - 16.6%
MDU Resources Group, Inc.	111,674	2,881,189
Scorpio Tankers, Inc.	93,753	2,767,589
Jacobs Engineering Group, Inc.	29,972	2,529,337
Carlisle Companies, Inc.	16,643	2,336,844
US Concrete, Inc.*	38,812	1,928,569
FLIR Systems, Inc.	35,617	1,926,880
Graphic Packaging Holding Co.	113,998	1,593,692
Valmont Industries, Inc.	12,039	1,526,665
PGT Innovations, Inc.*	77,867	1,301,936
Owens Corning	21,466	1,249,321
Snap-on, Inc.	7,217	1,195,424
Rexnord Corp.*	38,972	1,177,734
Knight-Swift Transportation Holdings, Inc.	34,485	1,132,487
Huntington Ingalls Industries, Inc.	5,020	1,128,195
Advanced Energy Industries, Inc.*	19,422	1,092,876
Plexus Corp.*	18,488	1,079,144
Park Electrochemical Corp.	59,124	986,780
Crane Co.	11,532	962,230
EnPro Industries, Inc.	14,272	911,124
Kirby Corp.*	9,262	731,698
Oshkosh Corp.	8,195	684,201
Celadon Group, Inc.*	182,914	215,838
Total Industrial		31,339,753

Utilities - 10.4%
OGE Energy Corp.	109,636	4,666,108
Portland General Electric Co.	56,919	3,083,302
Pinnacle West Capital Corp.	27,650	2,601,589
Southwest Gas Holdings, Inc.	21,506	1,927,368
Black Hills Corp.	19,466	1,521,657
Avista Corp.	33,998	1,516,311
UGI Corp.	27,368	1,461,725
American Electric Power Company, Inc.	15,915	1,400,679
AES Corp.	80,187	1,343,934
Total Utilities		19,522,673

Consumer, Non-cyclical - 8.0%
Bunge Ltd.	58,388	3,252,795
Premier, Inc. — Class A*	57,590	2,252,345
Central Garden & Pet Co. — Class A*	83,345	2,053,621
Encompass Health Corp.	29,619	1,876,660
Eagle Pharmaceuticals, Inc.*	29,682	1,652,694
Emergent BioSolutions, Inc.*	30,577	1,477,175
Cambrex Corp.*	26,999	1,263,823
Ingredion, Inc.	14,325	1,181,669
Total Consumer, Non-cyclical		15,010,782

Consumer, Cyclical - 7.4%
LKQ Corp.*	109,889	2,924,146
PVH Corp.	22,985	2,175,300
DR Horton, Inc.	49,297	2,126,180
UniFirst Corp.	10,404	1,961,882
Alaska Air Group, Inc.	26,204	1,674,698
Foot Locker, Inc.	31,529	1,321,696
BorgWarner, Inc.	16,383	687,759
Lear Corp.	4,875	678,941
Kohl’s Corp.	7,192	341,979
Total Consumer, Cyclical		13,892,581

Energy - 4.6%
Parsley Energy, Inc. — Class A*	137,280	2,609,694
Whiting Petroleum Corp.*	104,217	1,946,773
Oasis Petroleum, Inc.*	247,239	1,404,317
Range Resources Corp.	184,618	1,288,634
Delek US Holdings, Inc.	26,038	1,055,060
Antero Resources Corp.*	64,195	354,998
HydroGen Corp.*,†††,1,2	672,346	1
Total Energy		8,659,477

Basic Materials - 4.5%
Ashland Global Holdings, Inc.	27,062	2,164,148
Reliance Steel & Aluminum Co.	20,869	1,974,625
Olin Corp.	63,771	1,397,223

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Huntsman Corp.	48,836	$998,208
Nucor Corp.	16,779	924,523
Pan American Silver Corp.	42,503	548,714
Alcoa Corp.*	19,835	464,337
Total Basic Materials		8,471,778

Communications - 4.1%
Symantec Corp.	115,663	2,516,827
Ciena Corp.*	53,126	2,185,072
Viavi Solutions, Inc.*	158,606	2,107,874
Infinera Corp.*	307,508	894,848
Total Communications		7,704,621

Technology - 3.1%
Super Micro Computer, Inc.*	108,850	2,106,248
MACOM Technology Solutions Holdings, Inc.*	121,376	1,836,419
CSG Systems International, Inc.	27,033	1,320,021
Evolent Health, Inc. — Class A*	68,624	545,561
Total Technology		5,808,249

Total Common Stocks
(Cost $171,158,059)		181,805,612

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
INDUSTRIAL - 0.0%
Thermoenergy Corp.*,1,3	308,333	—
Total Convertible Preferred Stocks
(Cost $294,439)		—

RIGHTS††† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.*,1	220,317	—
Total Rights
(Cost $—)		—

MONEY MARKET FUND† - 3.4%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[4]	6,372,342	6,372,342
Total Money Market Fund
(Cost $6,372,342)		6,372,342

Total Investments - 100.1%
(Cost $177,824,840)		$188,177,954
Other Assets & Liabilities, net - (0.1)%		(141,695)
Total Net Assets - 100.0%		$188,036,259

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued securities amounts to $1, (cost $2,866,013) or less than 0.1% of total net assets.
[2]	Affiliated issuer.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7-day yield as of June 30, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES V (MID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$181,805,611	$—	$1		$181,805,612
Convertible Preferred Stocks	—	—	—	*	—
Rights	—	—	—	*	—
Money Market Fund	6,372,342	—	—		6,372,342
Total Assets	$188,177,953	$—	$1		$188,177,954

*	Security has a market value of $0.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Common Stock
HydroGen Corp.*,1	$1	$—	$—	$—	$—	$1	672,346	$—

*	Non-income producing security.
[1]

Security was fair valued by the Valuation Committee at June 30, 2019. The total market value of fair valued and affiliated securities amounts to $1 (cost $2,571,575) or less than 0.1% of total net assets.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $175,253,265)	$188,177,953
Investments in affiliated issuers, at value (cost $2,571,575)	1
Prepaid expenses	3,771
Receivables:
Dividends	268,864
Fund shares sold	18,668
Interest	11,099
Foreign tax reclaims	149
Total assets	188,480,505

Liabilities:
Payable for:
Management fees	69,597
Fund shares redeemed	47,340
Distribution and service fees	35,452
Printing fees	33,780
Fund accounting/administration fees	11,345
Trustees’ fees*	4,144
Transfer agent/maintenance fees	3,110
Miscellaneous (Note 11)	239,478
Total liabilities	444,246
Commitments and contingent liabilities (Note 15)	—
Net assets	$188,036,259

Net assets consist of:
Paid in capital	$154,016,962
Total distributable earnings (loss)	34,019,297
Net assets	$188,036,259
Capital shares outstanding	2,653,934
Net asset value per share	$70.85

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $446)	$1,786,183
Interest	43,591
Total investment income	1,829,774

Expenses:
Management fees	706,711
Distribution and service fees	235,570
Transfer agent/maintenance fees	12,343
Fund accounting/administration fees	75,383
Trustees’ fees*	14,520
Custodian fees	2,736
Miscellaneous	67,485
Total expenses	1,114,748
Less:
Expenses waived by Adviser	(263,348)
Earnings credits applied	(34)
Total waived expenses	(263,382)
Net expenses	851,366
Net investment income	978,408

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,252,335
Net realized gain	1,252,335
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	23,549,561
Net change in unrealized appreciation (depreciation)	23,549,561
Net realized and unrealized gain	24,801,896
Net increase in net assets resulting from operations	$25,780,304

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$978,408	$1,532,361
Net realized gain on investments	1,252,335	26,927,246
Net change in unrealized appreciation (depreciation) on investments	23,549,561	(53,819,261)
Net increase (decrease) in net assets resulting from operations	25,780,304	(25,359,654)

Distributions to shareholders	—	(31,674,903)

Capital share transactions:
Proceeds from sale of shares	1,474,591	3,603,028
Distributions reinvested	—	31,674,903
Cost of shares redeemed	(15,331,274)	(44,347,994)
Net decrease from capital share transactions	(13,856,683)	(9,070,063)
Net increase (decrease) in net assets	11,923,621	(66,104,620)

Net assets:
Beginning of period	176,112,638	242,217,258
End of period	$188,036,259	$176,112,638

Capital share activity:
Shares sold	21,179	46,175
Shares issued from reinvestment of distributions	—	422,445
Shares redeemed	(221,695)	(555,135)
Net decrease in shares	(200,516)	(86,515)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$61.70	$82.36	$74.35	$65.74	$84.22	$83.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.53	(.16)	.99	.71	.53
Net gain (loss) on investments (realized and unrealized)	8.80	(9.07)	10.16	15.50	(5.42)	.23
Total from investment operations	9.15	(8.54)	10.00	16.49	(4.71)	.76
Less distributions from:
Net investment income	—	(.49)	(.52)	(.68)	(.51)	(—)[c]
Net realized gains	—	(11.63)	(1.47)	(7.20)	(13.26)	—
Total distributions	—	(12.12)	(1.99)	(7.88)	(13.77)	(—)[c]
Net asset value, end of period	$70.85	$61.70	$82.36	$74.35	$65.74	$84.22

Total Return[d]	14.83%	(12.97%)	13.71%	26.75%	(6.79%)	0.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188,036	$176,113	$242,217	$248,062	$207,393	$264,495
Ratios to average net assets:
Net investment income (loss)	1.04%	0.68%	(0.21%)	1.46%	0.94%	0.62%
Total expenses	1.18%	1.19%	1.10%	0.93%	0.95%	0.93%
Net expenses[e,f]	0.90%	0.91%	0.91%	0.93%	0.95%	0.93%
Portfolio turnover rate	22%	65%	54%	60%	50%	53%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.90%	0.91%	0.89%	0.93%	0.95%	0.93%

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	31.0%
Guggenheim Strategy Fund III	27.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	11.2%
Guggenheim Strategy Fund II	4.4%
UniFirst Corp.	0.4%
Integer Holdings Corp.	0.4%
Viavi Solutions, Inc.	0.3%
Applied Industrial Technologies, Inc.	0.3%
Allegiant Travel Co. — Class A	0.3%
Hillenbrand, Inc.	0.3%
Top Ten Total	76.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	18.92%	(1.95%)	8.74%	14.98%
Russell 2000 Growth Index	20.36%	(0.49%)	8.63%	14.41%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 20.5%

Consumer, Non-cyclical - 6.7%
Integer Holdings Corp.*	1,517	$127,307
Cal-Maine Foods, Inc.	1,939	80,895
CONMED Corp.	908	77,698
Repligen Corp.*	892	76,667
WD-40 Co.	433	68,864
Merit Medical Systems, Inc.*	1,136	67,660
AMN Healthcare Services, Inc.*	1,230	66,727
John B Sanfilippo & Son, Inc.	837	66,700
Strategic Education, Inc.	374	66,572
Harsco Corp.*	2,389	65,554
Flowers Foods, Inc.	2,748	63,946
B&G Foods, Inc.	3,017	62,754
Neogen Corp.*	985	61,178
Medicines Co.*	1,637	59,701
Innoviva, Inc.*	4,042	58,852
Medpace Holdings, Inc.*	886	57,962
Integra LifeSciences Holdings Corp.*	1,023	57,135
HMS Holdings Corp.*	1,754	56,812
CorVel Corp.*	652	56,731
Korn Ferry	1,406	56,338
Supernus Pharmaceuticals, Inc.*	1,647	54,499
Ensign Group, Inc.	929	52,879
Monro, Inc.	608	51,862
ANI Pharmaceuticals, Inc.*	621	51,046
EVERTEC, Inc.	1,451	47,448
Varex Imaging Corp.*	1,508	46,220
Natus Medical, Inc.*	1,765	45,343
Syneos Health, Inc.*	869	44,397
Orthofix Medical, Inc.*	790	41,775
Phibro Animal Health Corp. — Class A	1,296	41,174
Myriad Genetics, Inc.*	1,477	41,031
BioTelemetry, Inc.*	775	37,316
Aaron’s, Inc.	572	35,127
Meridian Bioscience, Inc.	2,926	34,761
Cardtronics plc — Class A*	1,251	34,177
Tootsie Roll Industries, Inc.	918	33,902
CoreLogic, Inc.*	798	33,380
Eagle Pharmaceuticals, Inc.*	593	33,018
Enanta Pharmaceuticals, Inc.*	373	31,474
Acorda Therapeutics, Inc.*	2,565	19,674
Heidrick & Struggles International, Inc.	613	18,372
Endo International plc*	3,870	15,945
Total Consumer, Non-cyclical		2,200,873

Industrial - 4.8%
Applied Industrial Technologies, Inc.	1,550	95,371
Hillenbrand, Inc.	2,228	88,162
Matson, Inc.	2,259	87,762
Aerojet Rocketdyne Holdings, Inc.*	1,769	79,198
Kennametal, Inc.	2,023	74,831
Forward Air Corp.	1,254	74,174
Regal Beloit Corp.	885	72,313
Hub Group, Inc. — Class A*	1,597	67,042
AAR Corp.	1,707	62,801
Albany International Corp. — Class A	736	61,022
Heartland Express, Inc.	3,371	60,914
Axon Enterprise, Inc.*	939	60,293
Landstar System, Inc.	514	55,507
Kirby Corp.*	633	50,007
Watts Water Technologies, Inc. — Class A	532	49,572
KBR, Inc.	1,944	48,483
Actuant Corp. — Class A	1,948	48,330
Gibraltar Industries, Inc.*	1,194	48,190
Sturm Ruger & Company, Inc.	773	42,113
Fabrinet*	800	39,736
Knowles Corp.*	2,091	38,286
Comfort Systems USA, Inc.	728	37,121
EnerSys	540	36,990
GATX Corp.	449	35,601
Crane Co.	409	34,127
AZZ, Inc.	719	33,089
National Presto Industries, Inc.	299	27,894
Louisiana-Pacific Corp.	1,040	27,269
Federal Signal Corp.	887	23,727
Total Industrial		1,559,925

Consumer, Cyclical - 3.4%
UniFirst Corp.	700	131,999
Allegiant Travel Co. — Class A	619	88,826
Cinemark Holdings, Inc.	1,707	61,623
FirstCash, Inc.	546	54,611
MSC Industrial Direct Company, Inc. — Class A	731	54,284
Dorman Products, Inc.*	611	53,243
Fox Factory Holding Corp.*	645	53,219
Gentherm, Inc.*	1,221	51,074
Wingstop, Inc.	510	48,323
Oxford Industries, Inc.	621	47,072
Wolverine World Wide, Inc.	1,681	46,295
iRobot Corp.*	488	44,720
Marcus Corp.	1,314	43,310
Dave & Buster’s Entertainment, Inc.	989	40,025
Wyndham Destinations, Inc.	776	34,066
Cracker Barrel Old Country Store, Inc.	195	33,292
RH*	287	33,177
Williams-Sonoma, Inc.	434	28,210
Guess?, Inc.	1,654	26,712
Brinker International, Inc.	670	26,365
Deckers Outdoor Corp.*	141	24,812
Crocs, Inc.*	1,226	24,213
Regis Corp.*	1,379	22,891
Tailored Brands, Inc.	3,459	19,958
Total Consumer, Cyclical		1,092,320

Communications - 1.8%
Viavi Solutions, Inc.*	7,329	97,403
Cogent Communications Holdings, Inc.	1,184	70,282
John Wiley & Sons, Inc. — Class A	1,462	67,047
AMC Networks, Inc. — Class A*	1,222	66,587
InterDigital, Inc.	1,026	66,074
HealthStream, Inc.*	1,988	51,410

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

ATN International, Inc.	845	$48,782
Cars.com, Inc.*	2,351	46,362
Iridium Communications, Inc.*	1,890	43,961
ePlus, Inc.*	308	21,233
Total Communications		579,141

Technology - 1.3%
Omnicell, Inc.*	666	57,296
Brooks Automation, Inc.	1,390	53,863
Diodes, Inc.*	1,391	50,591
j2 Global, Inc.	567	50,400
Cabot Microelectronics Corp.	366	40,289
Computer Programs & Systems, Inc.	1,443	40,101
CTS Corp.	1,307	36,047
NextGen Healthcare, Inc.*	1,803	35,880
MAXIMUS, Inc.	432	31,337
Unisys Corp.*	3,215	31,250
Total Technology		427,054

Financial - 1.2%
Community Bank System, Inc.	1,121	73,806
Independent Bank Corp.	651	49,574
American Equity Investment Life Holding Co.	1,649	44,787
TrustCo Bank Corp. NY	3,772	29,874
Primerica, Inc.	234	28,068
Waddell & Reed Financial, Inc. — Class A	1,565	26,089
RMR Group, Inc. — Class A	500	23,490
Great Western Bancorp, Inc.	646	23,075
Easterly Government Properties, Inc. REIT	1,154	20,899
ServisFirst Bancshares, Inc.	607	20,796
Glacier Bancorp, Inc.	500	20,275
RLI Corp.	234	20,056
Westamerica Bancorporation	323	19,900
Total Financial		400,689

Energy - 1.1%
Renewable Energy Group, Inc.*	3,649	57,873
Whiting Petroleum Corp.*	2,569	47,989
ProPetro Holding Corp.*	2,090	43,263
Unit Corp.*	4,810	42,761
PBF Energy, Inc. — Class A	1,031	32,270
Archrock, Inc.	3,033	32,150
CONSOL Energy, Inc.*	903	24,029
CNX Resources Corp.*	3,145	22,990
Southwestern Energy Co.*	6,503	20,549
KLX Energy Services Holdings, Inc.*	946	19,327
Penn Virginia Corp.*	563	17,273
Total Energy		360,474

Basic Materials - 0.2%
Quaker Chemical Corp.	251	50,923

Total Common Stocks
(Cost $6,515,586)		6,671,399

MUTUAL FUNDS† - 74.1%
Guggenheim Variable Insurance Strategy Fund III[1]	407,987	10,101,760
Guggenheim Strategy Fund III[1]	361,856	8,970,419
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	367,144	3,656,759
Guggenheim Strategy Fund II1	58,118	1,442,480
Total Mutual Funds
(Cost $24,315,374)		24,171,418

MONEY MARKET FUND† - 4.8%
Dreyfus Treasury Securities Cash Management — Institutional Shares 2.10%[2]	1,566,898	1,566,898
Total Money Market Fund
(Cost $1,566,898)		1,566,898

Total Investments - 99.4%
(Cost $32,397,858)		$32,409,715
Other Assets & Liabilities, net - 0.6%		198,040
Total Net Assets - 100.0%		$32,607,755

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	2	Sep 2019	$390,560	$9,643
Russell 2000 Index Mini Futures Contracts	6	Sep 2019	470,280	8,905
			$860,840	$18,548

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Citibank N.A., New York	Russell 2000 Growth Index	2.48%	At Maturity	07/05/19	24,882	$25,447,145	$446,741

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,671,399	$—	$—	$6,671,399
Mutual Funds	24,171,418	—	—	24,171,418
Money Market Fund	1,566,898	—	—	1,566,898
Equity Futures Contracts**	18,548	—	—	18,548
Equity Index Swap Agreements**	—	446,741	—	446,741
Total Assets	$32,428,263	$446,741	$—	$32,875,004

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$960,582	$481,626	$—	$—	$272	$1,442,480	58,118	$18,776
Guggenheim Strategy Fund III	8,846,136	124,322	—	—	(39)	8,970,419	361,856	125,532
Guggenheim Ultra Short Duration Fund — Institutional Class	641,809	4,957,520	(1,943,990)	(1,225)	2,645	3,656,759	367,144	53,942
Guggenheim Variable Insurance Strategy Fund III	9,959,384	138,341	—	—	4,035	10,101,760	407,987	138,608
	$20,407,911	$5,701,809	$(1,943,990)	$(1,225)	$6,913	$24,171,418		$336,858

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $8,082,484)	$8,238,297
Investments in affiliated issuers, at value (cost $24,315,374)	24,171,418
Segregated cash with broker	38,300
Unrealized appreciation on OTC swap agreements	446,741
Prepaid expenses	1,722
Receivables:
Dividends	58,555
Securities sold	21,531
Variation margin on futures contracts	10,460
Fund shares sold	4,845
Interest	2,327
Total assets	32,994,196

Liabilities:
Overdraft due to custodian bank	16,293
Payable for:
Fund shares redeemed	114,927
Swap settlement	109,749
Securities purchased	90,259
Distribution and service fees	6,108
Management fees	5,073
Trustees’ fees*	3,738
Transfer agent/maintenance fees	2,001
Fund accounting/administration fees	1,955
Miscellaneous	36,338
Total liabilities	386,441
Commitments and contingent liabilities (Note 15)	—
Net assets	$32,607,755

Net assets consist of:
Paid in capital	$29,655,006
Total distributable earnings (loss)	2,952,749
Net assets	$32,607,755
Capital shares outstanding	888,168
Net asset value per share	$36.71

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$32,900
Dividends from securities of affiliated issuers	336,858
Interest	13,548
Total investment income	383,306

Expenses:
Management fees	119,706
Distribution and service fees	39,902
Transfer agent/maintenance fees	12,264
Interest expense	18,209
Professional fees	17,778
Fund accounting/administration fees	12,769
Trustees’ fees*	12,095
Custodian fees	7,635
Miscellaneous	20,866
Total expenses	261,224
Less:
Expenses reimbursed by Adviser	(6,624)
Expenses waived by Adviser	(73,462)
Earnings credits applied	(326)
Total waived/reimbursed expenses	(80,412)
Net expenses	180,812
Net investment income	202,494

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(204,051)
Investments in affiliated issuers	(1,225)
Swap agreements	(1,236,026)
Futures contracts	177,655
Net realized loss	(1,263,647)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,128,539
Investments in affiliated issuers	6,913
Swap agreements	5,321,976
Futures contracts	(2,677)
Net change in unrealized appreciation (depreciation)	6,454,751
Net realized and unrealized gain	5,191,104
Net increase in net assets resulting from operations	$5,393,598

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$202,494	$530,275
Net realized gain (loss) on investments	(1,263,647)	4,401,130
Net change in unrealized appreciation (depreciation) on investments	6,454,751	(7,633,406)
Net increase (decrease) in net assets resulting from operations	5,393,598	(2,702,001)

Distributions to shareholders	—	(5,483,772)

Capital share transactions:
Proceeds from sale of shares	814,505	1,853,913
Distributions reinvested	—	5,483,772
Cost of shares redeemed	(2,244,645)	(10,067,145)
Net decrease from capital share transactions	(1,430,140)	(2,729,460)
Net increase (decrease) in net assets	3,963,458	(10,915,233)

Net assets:
Beginning of period	28,644,297	39,559,530
End of period	$32,607,755	$28,644,297

Capital share activity:
Shares sold	23,312	46,425
Shares issued from reinvestment of distributions	—	140,429
Shares redeemed	(62,913)	(243,287)
Net decrease in shares	(39,601)	(56,433)

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$30.87	$40.19	$33.08	$31.03	$31.77	$29.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.56	.36	.25	.10	.22
Net gain (loss) on investments (realized and unrealized)	5.62	(3.33)	7.02	3.74	(.47)	2.35
Total from investment operations	5.84	(2.77)	7.38	3.99	(.37)	2.57
Less distributions from:
Net investment income	—	(.43)	(.27)	(.13)	(.27)	—
Net realized gains	—	(6.12)	—	(1.81)	(.10)	—
Total distributions	—	(6.55)	(.27)	(1.94)	(.37)	—
Net asset value, end of period	$36.71	$30.87	$40.19	$33.08	$31.03	$31.77

Total Return[c]	18.92%	(10.30%)	22.38%	13.45%	(1.29%)	8.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,608	$28,644	$39,560	$34,216	$38,601	$37,005
Ratios to average net assets:
Net investment income (loss)	1.27%	1.42%	0.99%	0.83%	0.32%	0.74%
Total expenses[d]	1.64%	1.47%	1.37%	1.23%	1.21%	1.26%
Net expenses[e,f,g]	1.13%	1.12%	1.10%	1.23%	1.21%	1.24%
Portfolio turnover rate	38%	65%	50%	76%	79%	102%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
1.03%	1.06%	1.09%	1.23%	1.21%	1.24%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the periods presented was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	0.00%*	—	—

*	Less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	30.0%
Guggenheim Strategy Fund III	24.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	12.2%
Guggenheim Strategy Fund II	9.1%
Microsoft Corp.	1.4%
Alphabet, Inc. — Class C	1.2%
Amazon.com, Inc.	1.0%
Pfizer, Inc.	0.6%
Johnson & Johnson	0.5%
Merck & Company, Inc.	0.5%
Top Ten Total	81.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	20.28%	9.18%	13.05%	14.61%
Russell 1000 Growth Index	21.49%	11.56%	13.39%	16.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 19.7%

Consumer, Non-cyclical - 5.9%
Pfizer, Inc.	4,998	$216,513
Johnson & Johnson	1,459	203,210
Merck & Company, Inc.	2,396	200,905
Medtronic plc	1,536	149,591
Amgen, Inc.	676	124,573
Humana, Inc.	362	96,039
Philip Morris International, Inc.	1,217	95,571
Constellation Brands, Inc. — Class A	463	91,183
Kimberly-Clark Corp.	679	90,497
Biogen, Inc.*	379	88,637
United Rentals, Inc.*	637	84,485
HCA Healthcare, Inc.	618	83,535
Regeneron Pharmaceuticals, Inc.*	259	81,067
Robert Half International, Inc.	1,357	77,363
Sysco Corp.	943	66,689
Procter & Gamble Co.	561	61,514
DaVita, Inc.*	1,079	60,704
Universal Health Services, Inc. — Class B	445	58,024
H&R Block, Inc.	1,803	52,828
PepsiCo, Inc.	288	37,766
AbbVie, Inc.	447	32,506
McKesson Corp.	231	31,044
Lamb Weston Holdings, Inc.	446	28,259
Abbott Laboratories	294	24,725
PayPal Holdings, Inc.*	199	22,777
Colgate-Palmolive Co.	314	22,504
Bristol-Myers Squibb Co.	478	21,677
Kellogg Co.	395	21,160
Medicines Co.*	500	18,235
Total Consumer, Non-cyclical		2,243,581

Communications - 4.4%
Alphabet, Inc. — Class C*	420	453,982
Amazon.com, Inc.*	202	382,514
Verizon Communications, Inc.	3,509	200,469
Facebook, Inc. — Class A*	993	191,649
Comcast Corp. — Class A	2,955	124,937
eBay, Inc.	2,258	89,191
Walt Disney Co.	578	80,712
Cisco Systems, Inc.	1,448	79,249
F5 Networks, Inc.*	281	40,922
Netflix, Inc.*	62	22,774
Total Communications		1,666,399

Technology - 3.6%
Microsoft Corp.	3,923	525,525
Intel Corp.	3,504	167,737
Texas Instruments, Inc.	1,064	122,105
Oracle Corp.	2,133	121,517
Cerner Corp.	1,254	91,918
Skyworks Solutions, Inc.	1,157	89,401
Seagate Technology plc	1,773	83,544
NetApp, Inc.	1,266	78,112
KLA-Tencor Corp.	532	62,882
Adobe, Inc.*	79	23,278
Total Technology		1,366,019

Industrial - 2.3%
Union Pacific Corp.	746	126,156
United Parcel Service, Inc. — Class B	976	100,792
CSX Corp.	1,185	91,683
FedEx Corp.	529	86,857
Waters Corp.*	386	83,083
Masco Corp.	2,056	80,677
Norfolk Southern Corp.	384	76,543
Expeditors International of Washington, Inc.	925	70,170
J.B. Hunt Transport Services, Inc.	680	62,159
Kansas City Southern	487	59,326
Boeing Co.	97	35,309
Total Industrial		872,755

Energy - 1.7%
Exxon Mobil Corp.	2,388	182,992
ConocoPhillips	1,546	94,306
ONEOK, Inc.	1,260	86,701
Apache Corp.	2,133	61,793
Marathon Oil Corp.	4,124	58,602
Cimarex Energy Co.	786	46,633
HollyFrontier Corp.	970	44,892
Devon Energy Corp.	1,396	39,814
Occidental Petroleum Corp.	438	22,023
Total Energy		637,756

Financial - 0.9%
Visa, Inc. — Class A	728	126,344
Western Union Co.	3,956	78,685
Mastercard, Inc. — Class A	228	60,313
Berkshire Hathaway, Inc. — Class B*	178	37,944
RMR Group, Inc. — Class A	500	23,490
Total Financial		326,776

Consumer, Cyclical - 0.8%
TJX Companies, Inc.	2,192	115,913
AutoZone, Inc.*	85	93,455
WW Grainger, Inc.	258	69,203
McDonald’s Corp.	112	23,258
Total Consumer, Cyclical		301,829

Basic Materials - 0.1%
Ecolab, Inc.	146	28,826

Total Common Stocks
(Cost $6,740,758)		7,443,941

MUTUAL FUNDS† - 75.8%
Guggenheim Variable Insurance Strategy Fund III[1]	456,453	11,301,769
Guggenheim Strategy Fund III[1]	371,331	9,205,299
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	461,710	4,598,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

Guggenheim Strategy Fund II1	137,980	$3,424,660
Total Mutual Funds
(Cost $28,715,422)		28,530,357

MONEY MARKET FUND† - 3.6%
Dreyfus Treasury Securities Cash Management - Institutional Shares 2.10%[2]	1,342,120	1,342,120
Total Money Market Fund
(Cost $1,342,120)		1,342,120

Total Investments - 99.1%
(Cost $36,798,300)		$37,316,418
Other Assets & Liabilities, net - 0.9%		333,681
Total Net Assets - 100.0%		$37,650,099

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	6	Sep 2019	$882,975	$13,975
NASDAQ-100 Index Mini Futures Contracts	3	Sep 2019	461,625	7,862
			$1,344,600	$21,837

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	Russell 1000 Growth Index	2.65%	At Maturity	07/02/19	18,150	$28,797,643	$797,711

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
plc — Public Limited Company

See Sector Classification in Other Information section.

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,443,941	$—	$—	$7,443,941
Mutual Funds	28,530,357	—	—	28,530,357
Money Market Fund	1,342,120	—	—	1,342,120
Equity Futures Contracts**	21,837	—	—	21,837
Equity Index Swap Agreements**	—	797,711	—	797,711
Total Assets	$37,338,255	$797,711	$—	$38,135,966

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the period ended June 30, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/19	Shares 06/30/19	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,525,973	$1,898,342	$—	$—	$345	$3,424,660	137,980	$33,564
Guggenheim Strategy Fund III	9,077,761	127,578	—	—	(40)	9,205,299	371,331	128,901
Guggenheim Ultra Short Duration Fund — Institutional Class	1,021,666	4,671,415	(1,094,995)	(2,980)	3,523	4,598,629	461,710	57,939
Guggenheim Variable Insurance Strategy Fund III	11,142,480	154,774	—	—	4,515	11,301,769	456,453	154,928
	$22,767,880	$6,852,109	$(1,094,995)	$(2,980)	$8,343	$28,530,357		$375,332

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 111

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $8,082,878)	$8,786,061
Investments in affiliated issuers, at value (cost $28,715,422)	28,530,357
Segregated cash with broker	60,600
Unrealized appreciation on OTC swap agreements	797,711
Prepaid expenses	1,730
Receivables:
Dividends	69,557
Variation margin on futures contracts	3,900
Interest	1,293
Total assets	38,251,209

Liabilities:
Overdraft due to custodian bank	16,500
Segregated cash due to broker	350,000
Payable for:
Swap settlement	90,714
Securities purchased	83,123
Distribution and service fees	7,074
Management fees	4,297
Fund shares redeemed	3,313
Fund accounting/administration fees	2,264
Transfer agent/maintenance fees	2,068
Trustees’ fees*	1,769
Miscellaneous	39,988
Total liabilities	601,110
Commitments and contingent liabilities (Note 15)	—
Net assets	$37,650,099

Net assets consist of:
Paid in capital	$30,439,306
Total distributable earnings (loss)	7,210,793
Net assets	$37,650,099
Capital shares outstanding	1,900,891
Net asset value per share	$19.81

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$59,038
Dividends from securities of affiliated issuers	375,332
Interest	15,904
Total investment income	450,274

Expenses:
Management fees	115,850
Distribution and service fees	44,558
Transfer agent/maintenance fees	12,321
Professional fees	17,214
Interest expense	15,381
Fund accounting/administration fees	14,259
Trustees’ fees*	9,955
Custodian fees	6,733
Miscellaneous	24,516
Total expenses	260,787
Less:
Expenses reimbursed by Adviser	(5,653)
Expenses waived by Adviser	(80,706)
Earnings credits applied	(314)
Total waived/reimbursed expenses	(86,673)
Net expenses	174,114
Net investment income	276,160

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	92,633
Investments in affiliated issuers	(2,980)
Swap agreements	1,445,756
Futures contracts	192,593
Net realized gain	1,728,002
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,036,750
Investments in affiliated issuers	8,343
Swap agreements	3,368,048
Futures contracts	23,243
Net change in unrealized appreciation (depreciation)	4,436,384
Net realized and unrealized gain	6,164,386
Net increase in net assets resulting from operations	$6,440,546

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$276,160	$725,580
Net realized gain on investments	1,728,002	6,273,548
Net change in unrealized appreciation (depreciation) on investments	4,436,384	(6,932,089)
Net increase in net assets resulting from operations	6,440,546	67,039

Distributions to shareholders	—	(6,149,452)

Capital share transactions:
Proceeds from sale of shares	1,595,746	4,400,491
Distributions reinvested	—	6,149,452
Cost of shares redeemed	(2,123,238)	(20,903,247)
Net decrease from capital share transactions	(527,492)	(10,353,304)
Net increase (decrease) in net assets	5,913,054	(16,435,717)

Net assets:
Beginning of period	31,737,045	48,172,762
End of period	$37,650,099	$31,737,045

Capital share activity:
Shares sold	85,670	220,024
Shares issued from reinvestment of distributions	—	325,368
Shares redeemed	(112,102)	(991,652)
Net decrease in shares	(26,432)	(446,260)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$16.47	$20.30	$15.75	$15.11	$15.58	$13.52
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.34	.25	.17	.08	.15
Net gain (loss) on investments (realized and unrealized)	3.20	(.63)	4.48	1.13	.79	1.91
Total from investment operations	3.34	(.29)	4.73	1.30	.87	2.06
Less distributions from:
Net investment income	—	(.34)	(.18)	(.08)	(.17)	—
Net realized gains	—	(3.20)	—	(.58)	(1.17)	—
Total distributions	—	(3.54)	(.18)	(.66)	(1.34)	—
Net asset value, end of period	$19.81	$16.47	$20.30	$15.75	$15.11	$15.58

Total Return[c]	20.28%	(3.68%)	30.11%	8.72%	5.49%	15.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,650	$31,737	$48,173	$38,565	$40,178	$36,942
Ratios to average net assets:
Net investment income (loss)	1.55%	1.70%	1.36%	1.14%	0.52%	1.05%
Total expenses[d]	1.46%	1.38%	1.20%	1.04%	1.15%	1.18%
Net expenses[e,f,g]	0.98%	1.02%	0.97%	1.04%	1.15%	1.16%
Portfolio turnover rate	28%	59%	43%	42%	65%	96%

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
0.90%	0.93%	0.97%	1.04%	1.15%	1.16%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions of expense reimbursements for the periods presented was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	0.00%*	—	—

*	Less than 0.01%.

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2019

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	1.3%
Kinder Morgan, Inc.	1.3%
Equity Commonwealth	1.3%
Apartment Investment & Management Co. — Class A	1.3%
Exxon Mobil Corp.	1.3%
Omnicom Group, Inc.	1.3%
McKesson Corp.	1.2%
FedEx Corp.	1.2%
Medtronic plc	1.2%
ONEOK, Inc.	1.2%
Top Ten Total	12.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2019

	6 Month‡	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	(3.67%)	(6.20%)	0.30%	9.15%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.24%	2.31%	0.87%	0.49%
Morningstar Long/Short Equity Category Average	7.87%	1.60%	2.12%	5.43%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merill Lynch 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 101.1%

Consumer, Non-cyclical - 35.2%
McKesson Corp.	658	$88,429
Medtronic plc	883	85,995
Archer-Daniels-Midland Co.[1]	2,091	85,313
Amgen, Inc.[1]	459	84,585
Merck & Company, Inc.[1]	980	82,173
Pfizer, Inc.[1]	1,859	80,532
Gilead Sciences, Inc.[1]	1,174	79,315
Kimberly-Clark Corp.	573	76,369
Ingredion, Inc.[1]	855	70,529
Zimmer Biomet Holdings, Inc.[1]	554	65,228
CVS Health Corp.[1]	1,143	62,282
Molson Coors Brewing Co. — Class B1	1,086	60,816
Tyson Foods, Inc. — Class A1	698	56,357
PepsiCo, Inc.[1]	428	56,124
Pilgrim’s Pride Corp.*,1	2,105	53,446
Hologic, Inc.*,1	1,110	53,302
Becton Dickinson and Co.	211	53,174
Darling Ingredients, Inc.*,1	2,666	53,027
Baxter International, Inc.[1]	627	51,351
Allergan plc[1]	301	50,397
Cal-Maine Foods, Inc.	1,177	49,104
AmerisourceBergen Corp. — Class A	563	48,001
Johnson & Johnson	342	47,634
Cardinal Health, Inc.[1]	970	45,687
Hill-Rom Holdings, Inc.	433	45,301
AMERCO	116	43,912
Philip Morris International, Inc.[1]	554	43,505
Biogen, Inc.*	180	42,097
Colgate-Palmolive Co.	578	41,425
Sysco Corp.[1]	572	40,452
Bio-Rad Laboratories, Inc. — Class A*	126	39,386
Clorox Co.	250	38,278
Post Holdings, Inc.*	368	38,261
Vector Group Ltd.	3,775	36,806
Kroger Co.[1]	1,667	36,191
Herbalife Nutrition Ltd.*	837	35,790
Jazz Pharmaceuticals plc*	238	33,929
General Mills, Inc.	613	32,195
Integer Holdings Corp.*	373	31,302
ManpowerGroup, Inc.	317	30,622
JM Smucker Co.	227	26,148
Constellation Brands, Inc. — Class A1	132	25,996
Abbott Laboratories	308	25,903
Innoviva, Inc.*	1,726	25,131
Procter & Gamble Co.	221	24,233
Alexion Pharmaceuticals, Inc.*	183	23,969
Kraft Heinz Co.[1]	755	23,435
TrueBlue, Inc.*	1,038	22,898
Flowers Foods, Inc.	935	21,758
US Foods Holding Corp.*	603	21,563
B&G Foods, Inc.	913	18,990
Central Garden & Pet Co. — Class A*	763	18,800
Laboratory Corporation of America Holdings*	107	18,500
Macquarie Infrastructure Corp.	453	18,365
Mylan N.V.*,1	907	17,269
Total Consumer, Non-cyclical		2,481,580

Industrial - 14.8%
FedEx Corp.[1]	530	87,021
United Parcel Service, Inc. — Class B1	525	54,217
CSX Corp.[1]	683	52,844
Cummins, Inc.[1]	289	49,517
Knight-Swift Transportation Holdings, Inc.	1,436	47,158
Norfolk Southern Corp.[1]	232	46,245
Landstar System, Inc.	421	45,464
Schneider National, Inc. — Class B	2,389	43,575
J.B. Hunt Transport Services, Inc.	457	41,774
Heartland Express, Inc.	2,265	40,929
Parker-Hannifin Corp.	240	40,802
Werner Enterprises, Inc.	1,302	40,466
Saia, Inc.*	599	38,737
Textron, Inc.	672	35,643
Caterpillar, Inc.	261	35,572
Kennametal, Inc.	944	34,919
Oshkosh Corp.	388	32,394
Huntington Ingalls Industries, Inc.	137	30,789
Forward Air Corp.	491	29,043
Kansas City Southern[1]	236	28,749
Echo Global Logistics, Inc.*	1,329	27,736
Waters Corp.*	124	26,690
Agilent Technologies, Inc.	333	24,865
Marten Transport Ltd.	1,327	24,085
Old Dominion Freight Line, Inc.	159	23,732
Masco Corp.	573	22,485
Avnet, Inc.	466	21,096
Vishay Intertechnology, Inc.	1,111	18,353
Total Industrial		1,044,900

Energy - 12.7%
Chevron Corp.	738	91,837
Kinder Morgan, Inc.[1]	4,397	91,809
Exxon Mobil Corp.	1,175	90,040
ONEOK, Inc.[1]	1,242	85,462
Williams Companies, Inc.[1]	3,032	85,017
Phillips 66[1]	703	65,759
HollyFrontier Corp.[1]	1,372	63,496
Valero Energy Corp.[1]	724	61,982
Delek US Holdings, Inc.[1]	1,392	56,404
Marathon Petroleum Corp.	852	47,610
Cheniere Energy, Inc.*	473	32,377
CVR Energy, Inc.	622	31,094
Targa Resources Corp.	765	30,034
Renewable Energy Group, Inc.*	1,663	26,375
Unit Corp.*	2,571	22,856
PBF Energy, Inc. — Class A1	472	14,773
Total Energy		896,925

Communications - 11.7%
Omnicom Group, Inc.[1]	1,094	89,653
Verizon Communications, Inc.	1,305	74,555

116 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Discovery, Inc. — Class A*,1	2,136	$65,575
AT&T, Inc.[1]	1,662	55,694
AMC Networks, Inc. — Class A*,1	1,008	54,926
Shenandoah Telecommunications Co.	1,353	52,118
Cogent Communications Holdings, Inc.[1]	794	47,132
TEGNA, Inc.	2,951	44,708
John Wiley & Sons, Inc. — Class A	896	41,091
MSG Networks, Inc. — Class A*	1,941	40,256
Scholastic Corp.	1,119	37,195
Alphabet, Inc. — Class C*	31	33,508
Meredith Corp.	599	32,981
ATN International, Inc.	570	32,906
Comcast Corp. — Class A	607	25,664
News Corp. — Class A	1,677	22,623
Facebook, Inc. — Class A*	97	18,721
New Media Investment Group, Inc.	1,871	17,662
Vonage Holdings Corp.*	1,538	17,425
InterDigital, Inc.[1]	265	17,066
Total Communications		821,459

Utilities - 8.5%
Pinnacle West Capital Corp.	846	79,600
Portland General Electric Co.	1,452	78,655
National Fuel Gas Co.[1]	1,428	75,327
PPL Corp.[1]	2,164	67,106
Ameren Corp.[1]	861	64,670
FirstEnergy Corp.[1]	1,423	60,919
Exelon Corp.[1]	1,002	48,036
AES Corp.[1]	2,786	46,693
OGE Energy Corp.[1]	1,062	45,199
Southern Co.	330	18,242
NRG Energy, Inc.	496	17,419
Total Utilities		601,866

Consumer, Cyclical - 8.5%
Delta Air Lines, Inc.[1]	1,216	69,008
JetBlue Airways Corp.*,1	3,524	65,159
Allison Transmission Holdings, Inc.[1]	1,305	60,487
Southwest Airlines Co.[1]	1,100	55,858
United Continental Holdings, Inc.*,1	582	50,954
Casey’s General Stores, Inc.	278	43,365
Alaska Air Group, Inc.[1]	659	42,117
World Fuel Services Corp.	1,167	41,965
PACCAR, Inc.[1]	418	29,954
Cinemark Holdings, Inc.[1]	746	26,931
SkyWest, Inc.	424	25,724
Lear Corp.[1]	181	25,208
Lions Gate Entertainment Corp. — Class A	1,846	22,613
Nu Skin Enterprises, Inc. — Class A	383	18,890
Walgreens Boots Alliance, Inc.	341	18,642
Total Consumer, Cyclical		596,875

Financial - 7.5%
Equity Commonwealth REIT[1]	2,793	90,828
Apartment Investment & Management Co. — Class A REIT[1]	1,798	90,116
Medical Properties Trust, Inc. REIT[1]	4,198	73,213
HCP, Inc. REIT[1]	1,949	62,329
Hospitality Properties Trust REIT	1,217	30,425
Deluxe Corp.	718	29,194
Summit Hotel Properties, Inc. REIT	1,836	21,059
Assured Guaranty Ltd.	485	20,409
Host Hotels & Resorts, Inc. REIT[1]	1,097	19,987
Hartford Financial Services Group, Inc.[1]	335	18,666
MetLife, Inc.	375	18,626
Prudential Financial, Inc.[1]	179	18,079
JPMorgan Chase & Co.[1]	160	17,888
Northern Trust Corp.[1]	190	17,100
Total Financial		527,919

Technology - 1.6%
Skyworks Solutions, Inc.	656	50,689
Activision Blizzard, Inc.	562	26,526
Diodes, Inc.*	534	19,422
Oracle Corp.[1]	332	18,914
Total Technology		115,551

Basic Materials - 0.6%
Westlake Chemical Corp.[1]	330	22,922
Domtar Corp.	483	21,508
Total Basic Materials		44,430

Total Common Stocks
(Cost $7,054,440)		7,131,505

MONEY MARKET FUND† - 1.2%
Goldman Sachs Financial Square Treasury Instruments Fund – Institutional Class 2.08%[2]	84,867	84,867
Total Money Market Fund
(Cost $84,867)		84,867

Total Investments - 102.3%
(Cost $7,139,307)		$7,216,372
Other Assets & Liabilities, net - (2.3)%		(164,371)
Total Net Assets - 100.0%		$7,052,001

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Goldman Sachs International	Alpha Opportunity Portfolio Long Custom Basket Swap[5]	2.83%	At Maturity	05/06/24	$760,523	$18,976
Morgan Stanley Capital Services LLC	Alpha Opportunity Portfolio Long Custom Basket Swap[3]	2.78%	At Maturity	02/01/24	707,629	13,420
					$1,468,152	$32,396
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	Alpha Opportunity Portfolio Short Custom Basket Swap[4]	(2.08%)	At Maturity	02/01/24	$3,509,042	$(129,086)
Goldman Sachs International	Alpha Opportunity Portfolio Short Custom Basket Swap[6]	(2.18%)	At Maturity	05/06/24	3,447,545	(40,846)
					$6,956,587	$(169,932)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[3]
Tyson Foods, Inc. — Class A	69	0.78%	$1,333
McKesson Corp.	65	1.22%	1,215
Kimberly-Clark Corp.	57	1.06%	1,189
Kinder Morgan, Inc.	437	1.28%	1,096
Delek US Holdings, Inc.	138	0.79%	1,060
TEGNA, Inc.	293	0.63%	1,058
Omnicom Group, Inc.	108	1.25%	982
Pilgrim’s Pride Corp.*	209	0.75%	897
Casey’s General Stores, Inc.	27	0.60%	852
JetBlue Airways Corp.*	350	0.91%	842
Allergan plc	30	0.71%	826
Delta Air Lines, Inc.	121	0.97%	822
World Fuel Services Corp.	116	0.59%	786
Cummins, Inc.	28	0.68%	690
Portland General Electric Co.	144	1.10%	649
AT&T, Inc.	165	0.78%	645
Merck & Company, Inc.	97	1.15%	640
Medtronic plc	87	1.20%	620
FirstEnergy Corp.	141	0.85%	604
Discovery, Inc. — Class A*	212	0.92%	601
CVR Energy, Inc.	62	0.44%	592
Alaska Air Group, Inc.	65	0.59%	580
Pinnacle West Capital Corp.	84	1.12%	563
United Continental Holdings, Inc.*	57	0.71%	514
ManpowerGroup, Inc.	31	0.42%	451
Gilead Sciences, Inc.	116	1.11%	423
Oshkosh Corp.	38	0.45%	402
Norfolk Southern Corp.	23	0.65%	389
SkyWest, Inc.	42	0.36%	368
Hill-Rom Holdings, Inc.	43	0.64%	354
Constellation Brands, Inc. — Class A	13	0.36%	349
Hologic, Inc.*	110	0.75%	348
Jazz Pharmaceuticals plc*	23	0.46%	313
Colgate-Palmolive Co.	57	0.58%	312
Caterpillar, Inc.	26	0.50%	303
Sysco Corp.	57	0.57%	290
Huntington Ingalls Industries, Inc.	13	0.41%	285
MetLife, Inc.	37	0.26%	282
CSX Corp.	68	0.74%	270
Williams Companies, Inc.	301	1.19%	248
AmerisourceBergen Corp. — Class A	56	0.67%	246
Facebook, Inc. — Class A*	9	0.25%	244
Pfizer, Inc.	185	1.13%	241
Hartford Financial Services Group, Inc.	33	0.26%	230
Marathon Petroleum Corp.	84	0.66%	229
Agilent Technologies, Inc.	33	0.35%	226
PACCAR, Inc.	41	0.42%	222
Saia, Inc.*	59	0.54%	218
Becton Dickinson and Co.	21	0.75%	208
Knight-Swift Transportation Holdings, Inc.	142	0.66%	207
News Corp. — Class A	166	0.32%	196

118 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Allison Transmission Holdings, Inc.	129	0.84%	$194
Flowers Foods, Inc.	93	0.31%	193
Textron, Inc.	66	0.49%	184
JPMorgan Chase & Co.	15	0.24%	183
CVS Health Corp.	127	0.98%	180
Marten Transport Ltd.	132	0.34%	175
Baxter International, Inc.	62	0.72%	174
Abbott Laboratories	30	0.36%	169
AMERCO	11	0.59%	167
Kennametal, Inc.	93	0.49%	163
Kansas City Southern	23	0.40%	162
Prudential Financial, Inc.	17	0.24%	162
Philip Morris International, Inc.	55	0.61%	152
ONEOK, Inc.	123	1.20%	149
Innoviva, Inc.*	171	0.35%	149
Avnet, Inc.	46	0.29%	149
Landstar System, Inc.	41	0.63%	144
Oracle Corp.	33	0.27%	137
Diodes, Inc.*	53	0.27%	133
General Mills, Inc.	61	0.45%	131
John Wiley & Sons, Inc. — Class A	89	0.58%	123
Bio-Rad Laboratories, Inc. — Class A*	12	0.53%	122
Parker-Hannifin Corp.	23	0.55%	122
Chevron Corp.	73	1.28%	120
Lear Corp.	18	0.35%	116
Clorox Co.	24	0.52%	114
Cheniere Energy, Inc.*	47	0.45%	105
Southwest Airlines Co.	109	0.78%	104
Skyworks Solutions, Inc.	65	0.71%	96
Old Dominion Freight Line, Inc.	15	0.32%	91
Central Garden & Pet Co. — Class A*	76	0.26%	89
Alexion Pharmaceuticals, Inc.*	18	0.33%	86
Westlake Chemical Corp.	32	0.31%	84
Cogent Communications Holdings, Inc.	79	0.66%	81
US Foods Holding Corp.*	60	0.30%	80
Ameren Corp.	85	0.90%	80
JM Smucker Co.	22	0.36%	75
Masco Corp.	57	0.32%	69
Procter & Gamble Co.	22	0.34%	68
Laboratory Corporation of America Holdings*	10	0.24%	65
Integer Holdings Corp.*	37	0.44%	65
Assured Guaranty Ltd.	48	0.29%	60
Equity Commonwealth	278	1.28%	59
Johnson & Johnson	34	0.67%	55

			Value and Unrealized Appreciation (Depreciation)

PepsiCo, Inc.	42	0.78%	52
Nu Skin Enterprises, Inc. — Class A	38	0.26%	46
Southern Co.	32	0.25%	42
Northern Trust Corp.	18	0.23%	22
Valero Energy Corp.	72	0.87%	11
Activision Blizzard, Inc.	55	0.37%	11
Summit Hotel Properties, Inc.	182	0.30%	7
HCP, Inc.	194	0.88%	7
Deluxe Corp.	71	0.41%	1
Host Hotels & Resorts, Inc.	109	0.28%	(4)
Macquarie Infrastructure Corp.	45	0.26%	(12)
Echo Global Logistics, Inc.*	132	0.39%	(12)
InterDigital, Inc.	26	0.24%	(18)
PPL Corp.	215	0.94%	(33)
OGE Energy Corp.	105	0.63%	(37)
Zimmer Biomet Holdings, Inc.	55	0.92%	(40)
Apartment Investment & Management Co. — Class A	178	1.26%	(44)
Comcast Corp. — Class A	60	0.36%	(57)
AES Corp.	277	0.66%	(68)
TrueBlue, Inc.*	103	0.32%	(79)
Vonage Holdings Corp.*	153	0.24%	(84)
Cardinal Health, Inc.	96	0.64%	(92)
ATN International, Inc.	56	0.46%	(99)
Kraft Heinz Co.	75	0.33%	(120)
Amgen, Inc.	45	1.17%	(122)
B&G Foods, Inc.	90	0.26%	(124)
Meredith Corp.	59	0.46%	(130)
Hospitality Properties Trust	121	0.43%	(163)
Targa Resources Corp.	76	0.42%	(182)
Post Holdings, Inc.*	36	0.53%	(186)
AMC Networks, Inc. — Class A*	100	0.77%	(192)
Forward Air Corp.	48	0.40%	(195)
Medical Properties Trust, Inc.	417	1.03%	(196)
Alphabet, Inc. — Class C*	3	0.46%	(197)
Vishay Intertechnology, Inc.	110	0.26%	(202)
Domtar Corp.	48	0.30%	(216)
Exxon Mobil Corp.	117	1.27%	(242)
Cinemark Holdings, Inc.	74	0.38%	(249)
Darling Ingredients, Inc.*	265	0.74%	(249)
Walgreens Boots Alliance, Inc.	33	0.25%	(249)
Exelon Corp.	99	0.67%	(256)
Heartland Express, Inc.	225	0.57%	(257)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Biogen, Inc.*	17	0.56%	$(260)
Phillips 66	70	0.93%	(261)
NRG Energy, Inc.	49	0.24%	(268)
Cal-Maine Foods, Inc.	117	0.69%	(269)
MSG Networks, Inc. — Class A*	193	0.57%	(274)
Werner Enterprises, Inc.	129	0.57%	(294)
United Parcel Service, Inc. — Class B	52	0.76%	(297)
J.B. Hunt Transport Services, Inc.	45	0.58%	(310)
Verizon Communications, Inc.	129	1.04%	(342)
Archer-Daniels-Midland Co.	208	1.20%	(352)
Molson Coors Brewing Co. — Class B	108	0.85%	(355)
New Media Investment Group, Inc.	186	0.25%	(390)
Vector Group Ltd.	375	0.52%	(394)
Waters Corp.*	12	0.37%	(410)
Unit Corp.*	255	0.32%	(528)
Kroger Co.	165	0.51%	(555)
Scholastic Corp.	111	0.52%	(557)
PBF Energy, Inc. — Class A	129	0.57%	(587)
Schneider National, Inc. — Class B	237	0.61%	(608)
HollyFrontier Corp.	136	0.89%	(617)
FedEx Corp.	52	1.21%	(619)
Lions Gate Entertainment Corp. — Class A	183	0.32%	(641)
Herbalife Nutrition Ltd.*	83	0.50%	(862)
Ingredion, Inc.	85	0.99%	(887)
Shenandoah Telecommunications Co.	134	0.73%	(1,013)
Mylan N.V.*	90	0.24%	(1,028)
Renewable Energy Group, Inc.*	165	0.37%	(1,122)
National Fuel Gas Co.	142	1.06%	(1,162)
Total Custom Basket of Long Securities			$13,420

CUSTOM BASKET OF SHORT SECURITIES[4]
Core Laboratories N.V.	(384)	(0.56%)	$5,940
Palo Alto Networks, Inc.*	(131)	(0.75%)	4,883
National Oilwell Varco, Inc.	(968)	(0.61%)	4,802
Texas Roadhouse, Inc. — Class A	(434)	(0.66%)	3,293
Realty Income Corp.	(668)	(1.31%)	2,992
New York Community Bancorp, Inc.	(1,617)	(0.46%)	2,966
FireEye, Inc.*	(828)	(0.35%)	2,592
Nutanix, Inc. — Class A*	(191)	(0.14%)	2,224
NewMarket Corp.	(68)	(0.78%)	2,106
salesforce.com, Inc.*	(238)	(1.03%)	1,942
Concho Resources, Inc.	(214)	(0.63%)	1,869
Empire State Realty Trust, Inc. — Class A	(1,812)	(0.76%)	1,850
Paychex, Inc.	(274)	(0.64%)	1,398
Hudson Pacific Properties, Inc.	(1,052)	(1.00%)	1,369
Brandywine Realty Trust	(1,133)	(0.46%)	1,365
BOK Financial Corp.	(319)	(0.69%)	1,343
CVB Financial Corp.	(1,167)	(0.70%)	1,334
Autodesk, Inc.*	(121)	(0.56%)	1,325
New Residential Investment Corp.	(923)	(0.40%)	1,244
Agree Realty Corp.	(570)	(1.04%)	1,186
Alarm.com Holdings, Inc.*	(119)	(0.18%)	903
Kaiser Aluminum Corp.	(145)	(0.40%)	887
Allegheny Technologies, Inc.*	(1,103)	(0.79%)	872
CNO Financial Group, Inc.	(726)	(0.35%)	865
Signature Bank	(110)	(0.38%)	776
Rollins, Inc.	(452)	(0.46%)	745
STORE Capital Corp.	(867)	(0.82%)	681
Federal Realty Investment Trust	(82)	(0.30%)	679
DocuSign, Inc.*	(134)	(0.19%)	647
Douglas Emmett, Inc.	(644)	(0.73%)	612
Fortive Corp.	(371)	(0.86%)	590
Glacier Bancorp, Inc.	(392)	(0.45%)	514
First Republic Bank	(179)	(0.50%)	501
Alexandria Real Estate Equities, Inc.	(193)	(0.78%)	358
WesBanco, Inc.	(287)	(0.32%)	332
American Campus Communities, Inc.	(245)	(0.32%)	314
Diamondback Energy, Inc.	(196)	(0.61%)	301
MFA Financial, Inc.	(1,992)	(0.41%)	279
First Financial Bankshares, Inc.	(831)	(0.73%)	279
CoreSite Realty Corp.	(93)	(0.31%)	260
Healthcare Realty Trust, Inc.	(361)	(0.32%)	254
MongoDB, Inc.*	(45)	(0.20%)	247
UDR, Inc.	(559)	(0.72%)	240
Tyler Technologies, Inc.*	(91)	(0.56%)	190
Equity Residential	(165)	(0.36%)	127
BankUnited, Inc.	(562)	(0.54%)	116
ServiceNow, Inc.*	(25)	(0.20%)	80
WP Carey, Inc.	(221)	(0.51%)	65
WR Grace & Co.	(648)	(1.41%)	65
Twilio, Inc. — Class A*	(51)	(0.20%)	35
MercadoLibre, Inc.*	(11)	(0.19%)	19
Columbia Financial, Inc.*	(727)	(0.31%)	18
Livent Corp.*	(1)	0.00%	3
HubSpot, Inc.*	(41)	(0.20%)	(1)
Associated Banc-Corp.	(671)	(0.40%)	(13)

120 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Elastic N.V.*	(94)	(0.20%)	$(17)
Essex Property Trust, Inc.	(43)	(0.36%)	(17)
Workday, Inc. — Class A*	(34)	(0.20%)	(19)
VeriSign, Inc.*	(34)	(0.20%)	(39)
Trade Desk, Inc. — Class A*	(31)	(0.20%)	(41)
Blackline, Inc.*	(132)	(0.20%)	(80)
NIKE, Inc. — Class B	(129)	(0.31%)	(113)
Paylocity Holding Corp.*	(75)	(0.20%)	(143)
PTC, Inc.*	(348)	(0.89%)	(146)
Anaplan, Inc.*	(140)	(0.20%)	(146)
Okta, Inc.*	(58)	(0.20%)	(150)
Q2 Holdings, Inc.*	(93)	(0.20%)	(151)
Dominion Energy, Inc.	(843)	(1.86%)	(160)
RingCentral, Inc. — Class A*	(63)	(0.21%)	(164)
Zendesk, Inc.*	(79)	(0.20%)	(172)
Everbridge, Inc.*	(78)	(0.20%)	(185)
People’s United Financial, Inc.	(1,347)	(0.64%)	(193)
Veeva Systems, Inc. — Class A*	(45)	(0.21%)	(240)
Aspen Technology, Inc.*	(58)	(0.21%)	(242)
Paycom Software, Inc.*	(32)	(0.21%)	(253)
Zscaler, Inc.*	(95)	(0.21%)	(284)
Blackstone Mortgage Trust, Inc. — Class A	(487)	(0.49%)	(287)
Atlassian Corporation plc — Class A*	(56)	(0.21%)	(299)
PayPal Holdings, Inc.*	(221)	(0.72%)	(300)
Alteryx, Inc. — Class A*	(67)	(0.21%)	(310)
Avalara, Inc.*	(101)	(0.21%)	(319)
Marsh & McLennan Companies, Inc.	(131)	(0.37%)	(329)
Chegg, Inc.*	(189)	(0.21%)	(338)
Coupa Software, Inc.*	(58)	(0.21%)	(359)
Atmos Energy Corp.	(139)	(0.42%)	(364)
American Water Works Company, Inc.	(112)	(0.37%)	(394)
Universal Display Corp.	(40)	(0.21%)	(429)
Welltower, Inc.	(303)	(0.70%)	(437)
Redwood Trust, Inc.	(1,078)	(0.51%)	(496)
Old National Bancorp	(2,167)	(1.02%)	(503)
American Tower Corp. — Class A	(112)	(0.65%)	(552)
Marriott Vacations Worldwide Corp.	(195)	(0.54%)	(559)
Proofpoint, Inc.*	(164)	(0.56%)	(569)
Appfolio, Inc. — Class A*	(144)	(0.42%)	(603)
Extra Space Storage, Inc.	(145)	(0.44%)	(617)
Compass Minerals International, Inc.	(358)	(0.56%)	(621)
Intercontinental Exchange, Inc.	(142)	(0.35%)	(673)
CubeSmart	(519)	(0.49%)	(681)
Monolithic Power Systems, Inc.	(165)	(0.64%)	(683)
Fair Isaac Corp.*	(37)	(0.33%)	(689)
Axis Capital Holdings Ltd.	(204)	(0.35%)	(757)
Avery Dennison Corp.	(129)	(0.43%)	(789)
McDonald’s Corp.	(95)	(0.56%)	(803)
Commercial Metals Co.	(1,643)	(0.84%)	(821)
CoStar Group, Inc.*	(43)	(0.68%)	(907)
Adobe, Inc.*	(84)	(0.71%)	(951)
RPM International, Inc.	(256)	(0.45%)	(1,006)
Amazon.com, Inc.*	(8)	(0.43%)	(1,023)
Cintas Corp.	(96)	(0.65%)	(1,049)
PPG Industries, Inc.	(128)	(0.43%)	(1,090)
Sensient Technologies Corp.	(175)	(0.37%)	(1,104)
Reliance Steel & Aluminum Co.	(155)	(0.42%)	(1,112)
NextEra Energy, Inc.	(115)	(0.67%)	(1,170)
Sherwin-Williams Co.	(37)	(0.48%)	(1,225)
Camden Property Trust	(267)	(0.79%)	(1,257)
Capitol Federal Financial, Inc.	(2,538)	(1.00%)	(1,265)
Advanced Micro Devices, Inc.*	(401)	(0.35%)	(1,270)
Microchip Technology, Inc.	(283)	(0.70%)	(1,275)
Crown Castle International Corp.	(321)	(1.19%)	(1,296)
Dunkin’ Brands Group, Inc.	(226)	(0.51%)	(1,300)
Schlumberger Ltd.	(1,127)	(1.28%)	(1,337)
American Homes 4 Rent — Class A	(819)	(0.57%)	(1,412)
CyrusOne, Inc.	(263)	(0.43%)	(1,447)
South Jersey Industries, Inc.	(1,000)	(0.96%)	(1,550)
Liberty Property Trust	(1,069)	(1.52%)	(1,552)
EastGroup Properties, Inc.	(355)	(1.17%)	(1,657)
KAR Auction Services, Inc.	(402)	(0.29%)	(1,665)
First Industrial Realty Trust, Inc.	(543)	(0.57%)	(1,713)
Pacific Premier Bancorp, Inc.	(539)	(0.47%)	(1,756)
IAA, Inc.*	(402)	(0.44%)	(1,815)
SPS Commerce, Inc.*	(130)	(0.38%)	(1,816)
Arthur J Gallagher & Co.	(207)	(0.52%)	(1,940)
Valley National Bancorp	(3,857)	(1.18%)	(1,959)
Southern Copper Corp.	(751)	(0.83%)	(1,986)
Invitation Homes, Inc.	(796)	(0.61%)	(2,054)
International Flavors & Fragrances, Inc.	(223)	(0.92%)	(2,070)
Guidewire Software, Inc.*	(323)	(0.93%)	(2,246)
Linde plc	(75)	(0.43%)	(2,274)
Washington Federal, Inc.	(426)	(0.42%)	(2,403)
Wingstop, Inc.	(233)	(0.63%)	(2,497)
Wyndham Hotels & Resorts, Inc.	(533)	(0.85%)	(2,735)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Martin Marietta Materials, Inc.	(75)	(0.49%)	$(2,778)
Costco Wholesale Corp.	(120)	(0.90%)	(2,982)
Equinix, Inc.	(55)	(0.79%)	(3,024)
MarketAxess Holdings, Inc.	(41)	(0.38%)	(3,130)
Vulcan Materials Co.	(97)	(0.38%)	(3,191)
Balchem Corp.	(276)	(0.79%)	(3,243)
Americold Realty Trust	(1,123)	(1.04%)	(3,455)
IHS Markit Ltd.*	(734)	(1.33%)	(3,517)
Pool Corp.	(119)	(0.65%)	(3,589)
TransDigm Group, Inc.*	(108)	(1.49%)	(3,694)
Woodward, Inc.	(199)	(0.64%)	(3,720)
Bright Horizons Family Solutions, Inc.*	(142)	(0.61%)	(3,774)
Pegasystems, Inc.	(548)	(1.11%)	(3,819)
Everest Re Group Ltd.	(124)	(0.87%)	(3,862)
Equity LifeStyle Properties, Inc.	(260)	(0.90%)	(4,074)
Ball Corp.	(368)	(0.73%)	(4,319)
TransUnion	(600)	(1.26%)	(4,407)
SBA Communications Corp.*	(228)	(1.46%)	(4,660)
Materion Corp.	(422)	(0.82%)	(4,809)
Sun Communities, Inc.	(434)	(1.59%)	(4,999)
RLI Corp.	(357)	(0.87%)	(5,266)
Air Products & Chemicals, Inc.	(143)	(0.92%)	(5,537)
Scotts Miracle-Gro Co. — Class A	(273)	(0.77%)	(5,723)
Terreno Realty Corp.	(795)	(1.11%)	(6,900)
AptarGroup, Inc.	(383)	(1.36%)	(7,267)
Rexford Industrial Realty, Inc.	(1,422)	(1.64%)	(8,490)
Total Custom Basket of Short Securities			$(129,086)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[5]
Medicines Co.*	629	3.02%	1,691
RMR Group, Inc. — Class A	496	3.06%	1,389
Allergan plc	30	0.66%	1,337
HollyFrontier Corp.	137	0.83%	789
Marathon Petroleum Corp.	85	0.62%	689
Delek US Holdings, Inc.	139	0.74%	684
Valero Energy Corp.	72	0.81%	666
PBF Energy, Inc. — Class A	129	0.53%	658
Phillips 66	70	0.86%	618
Amgen, Inc.	46	1.11%	444
ONEOK, Inc.	124	1.12%	383
Discovery, Inc. — Class A*	213	0.86%	368
Kennametal, Inc.	94	0.46%	356
Jazz Pharmaceuticals plc*	24	0.45%	336
CVR Energy, Inc.	62	0.41%	330
World Fuel Services Corp.	116	0.55%	324
Becton Dickinson and Co.	21	0.70%	315
Allison Transmission Holdings, Inc.	130	0.79%	312
Renewable Energy Group, Inc.*	166	0.35%	310
Saia, Inc.*	60	0.51%	302
Omnicom Group, Inc.	109	1.17%	299
Textron, Inc.	67	0.47%	293
News Corp. — Class A	167	0.30%	282
United Continental Holdings, Inc.*	58	0.67%	277
Casey’s General Stores, Inc.	28	0.57%	269
Landstar System, Inc.	42	0.60%	266
Baxter International, Inc.	62	0.67%	264
Knight-Swift Transportation Holdings, Inc.	143	0.62%	255
FedEx Corp.	53	1.14%	252
Alexion Pharmaceuticals, Inc.*	18	0.31%	249
Meredith Corp.	60	0.43%	243
Chevron Corp.	73	1.19%	239
Cardinal Health, Inc.	97	0.60%	239
Caterpillar, Inc.	26	0.47%	234
Integer Holdings Corp.*	37	0.41%	232
AT&T, Inc.	165	0.73%	231
Westlake Chemical Corp.	33	0.30%	228
Delta Air Lines, Inc.	121	0.90%	226
Huntington Ingalls Industries, Inc.	14	0.41%	217
Skyworks Solutions, Inc.	65	0.66%	215
Bio-Rad Laboratories, Inc. — Class A*	13	0.53%	214
Exxon Mobil Corp.	117	1.18%	209
Werner Enterprises, Inc.	130	0.53%	208
Alaska Air Group, Inc.	66	0.55%	208

122 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Cummins, Inc.	29	0.65%	$207
Oshkosh Corp.	39	0.43%	207
Ingredion, Inc.	85	0.92%	192
Gilead Sciences, Inc.	117	1.04%	171
United Parcel Service, Inc. — Class B	52	0.71%	170
Unit Corp.*	256	0.30%	169
J.B. Hunt Transport Services, Inc.	46	0.55%	161
Agilent Technologies, Inc.	33	0.32%	151
Facebook, Inc. — Class A*	10	0.25%	149
Molson Coors Brewing Co. — Class B	108	0.80%	148
Mylan N.V.*	90	0.23%	138
Old Dominion Freight Line, Inc.	16	0.31%	136
Archer-Daniels-Midland Co.	208	1.12%	131
Diodes, Inc.*	53	0.25%	131
ManpowerGroup, Inc.	32	0.41%	130
Williams Companies, Inc.	302	1.11%	124
Pfizer, Inc.	185	1.05%	120
Darling Ingredients, Inc.*	265	0.69%	119
McKesson Corp.	66	1.17%	118
Innoviva, Inc.*	172	0.33%	110
Cheniere Energy, Inc.*	47	0.42%	108
AES Corp.	277	0.61%	105
Oracle Corp.	33	0.25%	100
Abbott Laboratories	31	0.34%	92
Waters Corp.*	12	0.34%	88
HCP, Inc.	194	0.82%	87
Biogen, Inc.*	18	0.55%	86
PPL Corp.	215	0.88%	86
Merck & Company, Inc.	98	1.08%	85
PACCAR, Inc.	42	0.40%	79
Vishay Intertechnology, Inc.	111	0.24%	74
Masco Corp.	57	0.29%	74
Parker-Hannifin Corp.	24	0.54%	70
Laboratory Corporation of America Holdings*	11	0.25%	69
Domtar Corp.	48	0.28%	69
TEGNA, Inc.	294	0.59%	68
Schneider National, Inc. — Class B	238	0.57%	67
CVS Health Corp.	127	0.91%	66
TrueBlue, Inc.*	103	0.30%	65
Cal-Maine Foods, Inc.	117	0.64%	64
Comcast Corp. — Class A	60	0.33%	64
Shenandoah Telecommunications Co.	135	0.68%	63
Kansas City Southern	24	0.38%	63
Walgreens Boots Alliance, Inc.	34	0.24%	61

			Value and Unrealized Appreciation (Depreciation)

Echo Global Logistics, Inc.*	132	0.36%	61
Kraft Heinz Co.	75	0.31%	60
Targa Resources Corp.	76	0.39%	59
John Wiley & Sons, Inc. — Class A	89	0.54%	51
SkyWest, Inc.	42	0.34%	48
Lear Corp.	18	0.33%	48
Hospitality Properties Trust	121	0.40%	47
Kinder Morgan, Inc.	438	1.20%	44
Northern Trust Corp.	19	0.22%	42
MetLife, Inc.	37	0.24%	41
Verizon Communications, Inc.	130	0.98%	39
Hill-Rom Holdings, Inc.	43	0.59%	39
Marten Transport Ltd.	132	0.32%	34
Hartford Financial Services Group, Inc.	33	0.24%	34
Avnet, Inc.	46	0.27%	32
Forward Air Corp.	49	0.38%	31
AmerisourceBergen Corp. — Class A	56	0.63%	30
Hologic, Inc.*	111	0.70%	29
Activision Blizzard, Inc.	56	0.35%	28
NRG Energy, Inc.	49	0.23%	28
Constellation Brands, Inc. — Class A	13	0.34%	26
Flowers Foods, Inc.	93	0.28%	25
Southern Co.	33	0.24%	24
Scholastic Corp.	111	0.49%	23
Prudential Financial, Inc.	18	0.24%	23
Southwest Airlines Co.	110	0.73%	22
Philip Morris International, Inc.	55	0.57%	21
JPMorgan Chase & Co.	16	0.24%	18
MSG Networks, Inc. — Class A*	193	0.53%	17
Ameren Corp.	86	0.85%	15
General Mills, Inc.	61	0.42%	9
FirstEnergy Corp.	142	0.80%	9
Norfolk Southern Corp.	23	0.60%	8
Portland General Electric Co.	145	1.03%	7
Assured Guaranty Ltd.	48	0.27%	7
Alphabet, Inc. — Class C*	3	0.43%	7
Procter & Gamble Co.	22	0.32%	6
AMC Networks, Inc. — Class A*	100	0.72%	(10)
Medtronic plc	88	1.13%	(15)
Johnson & Johnson	34	0.62%	(17)
Macquarie Infrastructure Corp.	45	0.24%	(17)
InterDigital, Inc.	26	0.22%	(22)
Deluxe Corp.	71	0.38%	(23)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

National Fuel Gas Co.	142	0.98%	$(28)
OGE Energy Corp.	106	0.59%	(36)
Host Hotels & Resorts, Inc.	109	0.26%	(39)
New Media Investment Group, Inc.	186	0.23%	(41)
Central Garden & Pet Co. — Class A*	76	0.25%	(41)
Nu Skin Enterprises, Inc. — Class A	38	0.25%	(47)
Summit Hotel Properties, Inc.	183	0.28%	(49)
US Foods Holding Corp.*	60	0.28%	(61)
Vonage Holdings Corp.*	153	0.23%	(61)
Post Holdings, Inc.*	37	0.51%	(62)
Cogent Communications Holdings, Inc.	79	0.62%	(71)
Clorox Co.	25	0.50%	(76)
Kimberly-Clark Corp.	57	1.00%	(76)
CSX Corp.	68	0.69%	(84)
Herbalife Nutrition Ltd.*	83	0.47%	(84)
PepsiCo, Inc.	43	0.74%	(89)
Cinemark Holdings, Inc.	74	0.35%	(95)
Colgate-Palmolive Co.	58	0.55%	(96)
Tyson Foods, Inc. — Class A	70	0.74%	(110)
Sysco Corp.	57	0.53%	(116)
Exelon Corp.	100	0.63%	(127)
Heartland Express, Inc.	226	0.54%	(149)
Zimmer Biomet Holdings, Inc.	55	0.85%	(151)
AMERCO	12	0.60%	(153)
Apartment Investment & Management Co. — Class A	179	1.18%	(181)
JM Smucker Co.	23	0.35%	(182)
Pinnacle West Capital Corp.	84	1.04%	(193)
B&G Foods, Inc.	91	0.25%	(197)
JetBlue Airways Corp.*	351	0.85%	(211)
Lions Gate Entertainment Corp. — Class A	184	0.30%	(212)
Medical Properties Trust, Inc.	418	0.96%	(242)
Vector Group Ltd.	376	0.48%	(244)
ATN International, Inc.	57	0.43%	(262)
Equity Commonwealth	278	1.19%	(297)
Pilgrim’s Pride Corp.*	210	0.70%	(344)
Kroger Co.	166	0.47%	(490)
Total Custom Basket of Long Securities			$18,976

			Value and Unrealized Appreciation

CUSTOM BASKET OF SHORT SECURITIES[6]
Realty Income Corp.	(668)	(1.33%)	2,178
Alexandria Real Estate Equities, Inc.	(193)	(0.78%)	1,918
Crown Castle International Corp.	(321)	(1.21%)	1,782
International Flavors & Fragrances, Inc.	(223)	(0.94%)	1,574
Agree Realty Corp.	(570)	(1.06%)	1,362
Paychex, Inc.	(275)	(0.66%)	1,309
Brandywine Realty Trust	(1,134)	(0.47%)	1,168
Hudson Pacific Properties, Inc.	(1,053)	(1.02%)	1,085
STORE Capital Corp.	(868)	(0.84%)	1,033
Advanced Micro Devices, Inc.*	(402)	(0.35%)	820
WP Carey, Inc.	(221)	(0.52%)	820
Empire State Realty Trust, Inc. — Class A	(1,812)	(0.78%)	797
Rollins, Inc.	(453)	(0.47%)	757
Douglas Emmett, Inc.	(645)	(0.75%)	671
SPS Commerce, Inc.*	(131)	(0.39%)	650
New York Community Bancorp, Inc.	(1,617)	(0.47%)	647
UDR, Inc.	(560)	(0.73%)	644
Compass Minerals International, Inc.	(359)	(0.57%)	607
CyrusOne, Inc.	(264)	(0.44%)	586
RLI Corp.	(357)	(0.89%)	582
MarketAxess Holdings, Inc.	(41)	(0.38%)	515
American Tower Corp. — Class A	(113)	(0.67%)	511
Sherwin-Williams Co.	(38)	(0.51%)	478
Extra Space Storage, Inc.	(145)	(0.45%)	436
CVB Financial Corp.	(1,167)	(0.71%)	397
Healthcare Realty Trust, Inc.	(361)	(0.33%)	361
Nutanix, Inc. — Class A*	(191)	(0.14%)	361
BOK Financial Corp.	(319)	(0.70%)	338
American Homes 4 Rent — Class A	(819)	(0.58%)	336
CubeSmart	(519)	(0.50%)	327
Tyler Technologies, Inc.*	(92)	(0.58%)	320
Equity Residential	(166)	(0.37%)	312
Essex Property Trust, Inc.	(44)	(0.37%)	312
Equity LifeStyle Properties, Inc.	(260)	(0.92%)	294
Texas Roadhouse, Inc. — Class A	(434)	(0.68%)	286
NewMarket Corp.	(69)	(0.80%)	284
Marriott Vacations Worldwide Corp.	(196)	(0.55%)	278

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Blackstone Mortgage Trust, Inc. — Class A	(487)	(0.50%)	$248
Camden Property Trust	(267)	(0.81%)	240
Everest Re Group Ltd.	(125)	(0.90%)	234
Snap, Inc. — Class A*	(468)	(0.19%)	225
Roku, Inc.*	(75)	(0.20%)	209
Wyndham Hotels & Resorts, Inc.	(534)	(0.86%)	208
American Campus Communities, Inc.	(246)	(0.33%)	194
Sun Communities, Inc.	(435)	(1.62%)	191
Dunkin’ Brands Group, Inc.	(227)	(0.52%)	179
Woodward, Inc.	(200)	(0.66%)	176
Welltower, Inc.	(303)	(0.72%)	176
Federal Realty Investment Trust	(83)	(0.31%)	171
Invitation Homes, Inc.	(797)	(0.62%)	167
New Relic, Inc.*	(79)	(0.20%)	125
Axis Capital Holdings Ltd.	(205)	(0.35%)	72
Alarm.com Holdings, Inc.*	(120)	(0.19%)	41
First Republic Bank	(179)	(0.51%)	34
PayPal Holdings, Inc.*	(221)	(0.73%)	31
Capitol Federal Financial, Inc.	(2,539)	(1.01%)	25
Sensient Technologies Corp.	(176)	(0.38%)	25
Autodesk, Inc.*	(164)	(0.77%)	21
PPG Industries, Inc.	(128)	(0.43%)	18
Old National Bancorp	(2,168)	(1.04%)	–
Linde plc	(75)	(0.44%)	(1)
Equinix, Inc.	(55)	(0.80%)	(3)
New Residential Investment Corp.	(924)	(0.41%)	(28)
Chimera Investment Corp.	(957)	(0.52%)	(29)
Arthur J Gallagher & Co.	(207)	(0.53%)	(29)
CME Group, Inc. — Class A	(36)	(0.20%)	(31)
CoreSite Realty Corp.	(93)	(0.31%)	(33)
Signature Bank	(111)	(0.39%)	(58)
American Water Works Company, Inc.	(113)	(0.38%)	(70)
Mastercard, Inc. — Class A	(27)	(0.21%)	(81)
NIKE, Inc. — Class B	(130)	(0.32%)	(90)
Intuit, Inc.	(27)	(0.20%)	(93)
Visa, Inc. — Class A	(41)	(0.21%)	(102)
Etsy, Inc.*	(115)	(0.20%)	(108)
PROS Holdings, Inc.*	(112)	(0.21%)	(120)
Columbia Financial, Inc.*	(728)	(0.32%)	(124)
AGNC Investment Corp.	(1,049)	(0.51%)	(126)
Align Technology, Inc.*	(26)	(0.21%)	(127)
Intuitive Surgical, Inc.*	(14)	(0.21%)	(129)
BankUnited, Inc.	(563)	(0.55%)	(135)
Associated Banc-Corp.	(672)	(0.41%)	(141)

			Value and Unrealized Depreciation

Intercontinental Exchange, Inc.	(142)	(0.35%)	(142)
Glacier Bancorp, Inc.	(392)	(0.46%)	(149)
Fair Isaac Corp.*	(37)	(0.34%)	(152)
MFA Financial, Inc.	(1,992)	(0.41%)	(159)
First Industrial Realty Trust, Inc.	(543)	(0.58%)	(163)
Marsh & McLennan Companies, Inc.	(131)	(0.38%)	(166)
Planet Fitness, Inc. — Class A*	(99)	(0.21%)	(182)
Appfolio, Inc. — Class A*	(76)	(0.23%)	(191)
Qualys, Inc.*	(82)	(0.21%)	(217)
ABIOMED, Inc.*	(28)	(0.21%)	(219)
ANSYS, Inc.*	(35)	(0.21%)	(224)
DocuSign, Inc.*	(275)	(0.40%)	(239)
Amazon.com, Inc.*	(8)	(0.44%)	(239)
Annaly Capital Management, Inc.	(1,938)	(0.51%)	(252)
MSCI, Inc. — Class A	(30)	(0.21%)	(261)
CoStar Group, Inc.*	(30)	(0.48%)	(278)
RPM International, Inc.	(257)	(0.46%)	(301)
Pegasystems, Inc.	(549)	(1.13%)	(302)
Five9, Inc.*	(142)	(0.21%)	(308)
FireEye, Inc.*	(829)	(0.36%)	(315)
NextEra Energy, Inc.	(115)	(0.68%)	(332)
HealthEquity, Inc.*	(112)	(0.21%)	(353)
SBA Communications Corp.*	(229)	(1.49%)	(360)
Two Harbors Investment Corp.	(1,381)	(0.51%)	(373)
LiveRamp Holdings, Inc.*	(151)	(0.21%)	(375)
CNO Financial Group, Inc.	(726)	(0.35%)	(378)
salesforce.com, Inc.*	(239)	(1.05%)	(378)
Microchip Technology, Inc.	(284)	(0.71%)	(386)
Palo Alto Networks, Inc.*	(131)	(0.77%)	(389)
Guardant Health, Inc.*	(85)	(0.21%)	(390)
Atmos Energy Corp.	(139)	(0.43%)	(409)
McDonald’s Corp.	(95)	(0.57%)	(418)
Redwood Trust, Inc.	(1,079)	(0.52%)	(432)
Avery Dennison Corp.	(130)	(0.44%)	(443)
Pacific Premier Bancorp, Inc.	(540)	(0.48%)	(470)
Cintas Corp.	(97)	(0.67%)	(486)
PTC, Inc.*	(348)	(0.91%)	(501)
Concho Resources, Inc.	(215)	(0.64%)	(503)
EastGroup Properties, Inc.	(355)	(1.19%)	(533)
IAA, Inc.*	(402)	(0.45%)	(574)
Liberty Property Trust	(1,069)	(1.55%)	(609)
Vulcan Materials Co.	(97)	(0.39%)	(615)
Pool Corp.	(120)	(0.66%)	(620)
Core Laboratories N.V.	(385)	(0.58%)	(639)
AptarGroup, Inc.	(383)	(1.38%)	(674)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Martin Marietta Materials, Inc.	(75)	(0.50%)	$(688)
People’s United Financial, Inc.	(1,347)	(0.66%)	(754)
Monolithic Power Systems, Inc.	(166)	(0.65%)	(765)
Kaiser Aluminum Corp.	(145)	(0.41%)	(787)
WesBanco, Inc.	(287)	(0.32%)	(838)
Washington Federal, Inc.	(427)	(0.43%)	(850)
Reliance Steel & Aluminum Co.	(156)	(0.43%)	(861)
Costco Wholesale Corp.	(121)	(0.93%)	(865)
Fortive Corp.	(372)	(0.88%)	(878)
National Oilwell Varco, Inc.	(968)	(0.62%)	(900)
KAR Auction Services, Inc.	(402)	(0.29%)	(910)
Balchem Corp.	(276)	(0.80%)	(916)
Wingstop, Inc.	(157)	(0.43%)	(923)
WR Grace & Co.	(649)	(1.43%)	(1,019)
First Financial Bankshares, Inc.	(831)	(0.74%)	(1,047)
Air Products & Chemicals, Inc.	(144)	(0.95%)	(1,054)
Materion Corp.	(423)	(0.83%)	(1,108)
Adobe, Inc.*	(61)	(0.52%)	(1,138)
Southern Copper Corp.	(751)	(0.85%)	(1,232)
Allegheny Technologies, Inc.*	(1,103)	(0.81%)	(1,246)
Rexford Industrial Realty, Inc.	(1,422)	(1.67%)	(1,251)
Ball Corp.	(369)	(0.75%)	(1,310)
Valley National Bancorp	(3,858)	(1.21%)	(1,350)
Scotts Miracle-Gro Co. — Class A	(273)	(0.78%)	(1,499)
Guidewire Software, Inc.*	(393)	(1.16%)	(1,549)
Terreno Realty Corp.	(796)	(1.13%)	(1,568)
Bright Horizons Family Solutions, Inc.*	(142)	(0.62%)	(1,781)
TransDigm Group, Inc.*	(108)	(1.52%)	(1,798)
Diamondback Energy, Inc.	(196)	(0.62%)	(1,805)
Proofpoint, Inc.*	(164)	(0.57%)	(1,807)
South Jersey Industries, Inc.	(1,000)	(0.98%)	(1,880)
TransUnion	(600)	(1.28%)	(2,064)
IHS Markit Ltd.*	(734)	(1.36%)	(2,995)
Howard Hughes Corp.*	(161)	(0.58%)	(3,381)
Schlumberger Ltd.	(1,128)	(1.30%)	(3,440)
Commercial Metals Co.	(1,643)	(0.85%)	(4,978)
Total Custom Basket of Short Securities			$(40,846)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2019.
[2]	Rate indicated is the 7-day yield as of June 30, 2019.
[3]	Total Return based on the return of the custom Morgan Stanley long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[4]	Total Return based on the return of the custom Morgan Stanley short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[5]	Total Return based on the return of the custom Goldman Sachs long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
[6]	Total Return based on the return of the custom Goldman Sachs short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

126 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2019
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,131,505	$—	$—	$7,131,505
Money Market Fund	84,867	—	—	84,867
Custom Basket Swap Agreements**	—	32,396	—	32,396
Total Assets	$7,216,372	$32,396	$—	$7,248,768

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$169,932	$—	$169,932

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 127

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2019

Assets:
Investments, at value (cost $7,139,307)	$7,216,372
Cash	197
Unrealized appreciation on OTC swap agreements	32,396
Prepaid expenses	1,489
Receivables:
Dividends	9,210
Investment Adviser	4,776
Interest	264
Total assets	7,264,704

Liabilities:
Unrealized depreciation on OTC swap agreements	169,932
Payable for:
Professional fees	14,229
Swap settlement	8,577
Transfer agent/maintenance fees	3,895
Trustees’ fees*	2,528
Distribution and service fees	1,342
Fund shares redeemed	823
Miscellaneous	11,377
Total liabilities	212,703
Commitments and contingent liabilities (Note 15)	—
Net assets	$7,052,001

Net assets consist of:
Paid in capital	$8,551,825
Total distributable earnings (loss)	(1,499,824)
Net assets	$7,052,001
Capital shares outstanding	479,324
Net asset value per share	$14.71

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2019

Investment Income:
Dividends	$88,381
Interest	3,087
Total investment income	91,468

Expenses:
Management fees	34,123
Distribution and service fees	9,479
Transfer agent/maintenance fees	12,372
Professional fees	18,779
Fund accounting/administration fees	12,397
Trustees’ fees*	10,854
Custodian fees	8,110
Miscellaneous	16,357
Total expenses	122,471
Less:
Expenses reimbursed by Adviser	(15,154)
Expenses waived by Adviser	(31,679)
Earnings credits applied	(15)
Total waived/reimbursed expenses	(46,848)
Net expenses	75,623
Net investment income	15,845

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(195,683)
Swap agreements	(653,567)
Net realized loss	(849,250)
Net change in unrealized appreciation (depreciation) on:
Investments	1,074,762
Swap agreements	(516,458)
Net change in unrealized appreciation (depreciation)	558,304
Net realized and unrealized loss	(290,946)
Net decrease in net assets resulting from operations	$(275,101)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

128 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,845	$21,761
Net realized loss on investments	(849,250)	(604,305)
Net change in unrealized appreciation (depreciation) on investments	558,304	(704,773)
Net decrease in net assets resulting from operations	(275,101)	(1,287,317)

Distributions to shareholders	—	(1,239,887)

Capital share transactions:
Proceeds from sale of shares	99,183	242,866
Distributions reinvested	—	1,239,887
Cost of shares redeemed	(828,422)	(3,215,853)
Net decrease from capital share transactions	(729,239)	(1,733,100)
Net decrease in net assets	(1,004,340)	(4,260,304)

Net assets:
Beginning of period	8,056,341	12,316,645
End of period	$7,052,001	$8,056,341

Capital share activity:
Shares sold	6,508	14,248
Shares issued from reinvestment of distributions	—	78,723
Shares redeemed	(54,706)	(179,652)
Net decrease in shares	(48,198)	(86,681)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 129

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2019[a]	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data
Net asset value, beginning of period	$15.27	$20.05	$18.70	$16.59	$27.33	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.04	(.04)	(.21)	(.43)	(.43)
Net gain (loss) on investments (realized and unrealized)	(.59)	(2.28)	1.39	2.32	(.69)	2.76
Total from investment operations	(.56)	(2.24)	1.35	2.11	(1.12)	2.33
Less distributions from:
Net realized gains	—	(2.54)	—	—	(9.62)	—
Total distributions	—	(2.54)	—	—	(9.62)	—
Net asset value, end of period	$14.71	$15.27	$20.05	$18.70	$16.59	$27.33

Total Return[c]	(3.67%)	(11.57%)	7.22%	12.79%	(4.69%)	9.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,052	$8,056	$12,317	$13,192	$12,548	$15,611
Ratios to average net assets:
Net investment income (loss)	0.42%	0.22%	(0.23%)	(1.18%)	(2.03%)	(1.65%)
Total expenses	3.23%	2.47%	2.48%	2.92%	3.54%	2.71%
Net expenses[d,e,f]	2.00%	1.99%	2.22%	2.92%	3.46%	2.33%
Portfolio turnover rate	95%	219%	182%	198%	446%	—

[a]	Unaudited figures for the period ended June 30, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

06/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
2.00%	1.99%	2.13%	2.35%	2.35%	2.32%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods was as follows:

06/30/19	12/31/18	12/31/17	12/31/16
—	—	0.15%	—

130 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately. At June 30, 2019, the Trust consisted of fourteen funds.

This report covers the following Funds:

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (Mid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provide advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 131

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unrealiable, such loan is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange price.

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets are computed by using the last exchange sale price for each underlying equity security with the swap agreement.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

132 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests

Senior floating rate interests in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at June 30, 2019.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(g) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 133

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default or interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(m) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

134 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(n) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended June 30, 2019, are disclosed in the Statements of Operations.

(p) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.40% at June 30, 2019.

(q) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Notional Purchased
Series E (Total Return Bond Series)	Hedge	$70,080,112

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of options written on a quarterly basis:

Fund	Use	Average Notional Written
Series E (Total Return Bond Series)	Hedge	$3,530,112

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$993,300	$—
Series D (World Equity Income Series)	Hedge	—	8,220,561
Series E (Total Return Bond Series)	Hedge, Income	—	1,594,688
Series J (StylePlus—Mid Growth Series)	Index exposure	3,515,308	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	15,768,870	1,188,369
Series X (StylePlus—Small Growth Series)	Index exposure	1,024,555	—
Series Y (StylePlus—Large Growth Series)	Index exposure	1,535,990	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain

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centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$166,205,151	$—
Series J (StylePlus—Mid Growth Series)	Index exposure	122,527,258	—
Series X (StylePlus—Small Growth Series)	Index exposure	23,523,630	—
Series Y (StylePlus—Large Growth Series)	Index exposure	28,340,500	—
Series Z (Alpha Opportunity Series)	Hedge, Leverage	2,091,056	7,352,438

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Hedge	$—	$1,262,500

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per event. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

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The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series E (Total Return Bond Series)	Hedge	$—	$24,030,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$6,532,387	$22,223,222
Series P (High Yield Series)	Hedge	—	164,842

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements
	Variation margin on futures contracts	Variation margin on futures contracts
	Investments in unaffiliated issuers, at value	Options written, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
	Variation margin on futures contracts	Variation margin on futures contracts
Credit contracts	Variation margin on futures contracts	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Unrealized depreciation on OTC swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Futures Currency Risk*	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2019
Series A (StylePlus—Large Core Series)	$—	$4,213,899	$—	$—	$—	$—	$—	$—	$4,213,899
Series E (Total Return Bond Series)	—	—	10,800	272,200	—	97,607	—	—	380,607
Series J (StylePlus—Mid Growth Series)	68,016	4,246,492	—	—	—	—	—	—	4,314,508
Series N (Managed Asset Allocation Series)	228,758	—	—	—	6,082	—	77,294	—	312,134
Series X (StylePlus—Small Growth Series)	18,548	446,741	—	—	—	—	—	—	465,289
Series Y (StylePlus—Large Growth Series)	21,837	797,711	—	—	—	—	—	—	819,548
Series Z (Alpha Opportunity Series)	—	32,396	—	—	—	—	—	—	32,396

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Options Written Equity Risk	Options Purchased Equity Risk	Futures Currency Risk*	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2019
Series E (Total Return Bond Series)	$—	$—	$2,040	$—	$—	$240,241	$39,715	$315,594	$597,590
Series N (Managed Asset Allocation Series)	3,419	—	—	—	3,465	—	—	—	6,884
Series Z (Alpha Opportunity Series)	—	169,932	—	—	—	—	—	—	169,932

*

Includes cumulative appreciation (depreciation) of futures contracts and OTC and centrally-cleared swap agreements as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on option written
Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Options Written Equity Risk	Options Purchased Equity Risk	Futures Currency Risk	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Total
Series A (StylePlus—Large Core Series)	$632,537	$7,864,859	$—	$—	$—	$—	$—	$—	$—	$8,497,396
Series D (World Equity Income Series)	—	—	—	—	(506,671)	—	—	—	—	(506,671)
Series E (Total Return Bond Series)	—	—	16,814	(227,991)	—	(78,262)	(35,981)	(1,079,186)	(97,303)	(1,501,909)
Series J (StylePlus—Mid Growth Series)	603,645	8,659,056	—	—	—	—	—	—	—	9,262,701
Series N (Managed Asset Allocation Series)	817,393	—	—	—	(4,315)	—	285,560	—	—	1,098,638
Series P (High Yield Series)	—	—	—	—	—	(14,552)	—	—	—	(14,552)
Series X (StylePlus—Small Growth Series)	177,655	(1,236,026)	—	—	—	—	—	—	—	(1,058,371)
Series Y (StylePlus—Large Growth Series)	192,593	1,445,756	—	—	—	—	—	—	—	1,638,349
Series Z (Alpha Opportunity Series)	—	(653,567)	—	—	—	—	—	—	—	(653,567)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Options Written Equity Risk	Options Purchased Equity Risk	Options Purchased Interest Rate Risk	Futures Currency Risk	Forward Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Total
Series A (StylePlus—Large Core Series)	$(101,546)	$17,032,397	$—	$—	$—	$—	$—	$—	$—	$—	$16,930,851
Series D (World Equity Income Series)	—	—	—	—	—	(159,575)	—	—	—	—	(159,575)
Series E (Total Return Bond Series)	—	—	21,000	110,680	53,406	—	(3,926)	(680)	882,379	(482,724)	580,135
Series J (StylePlus—Mid Growth Series)	82,173	16,799,992	—	—	—	—	—	—	—	—	16,882,165
Series N (Managed Asset Allocation Series)	488,822	—	—	—	—	2,613	—	(95,348)	—	—	396,087
Series P (High Yield Series)	—	—	—	—	—	—	7,198	—	—	—	7,198
Series X (StylePlus—Small Growth Series)	(2,677)	5,321,976	—	—	—	—	—	—	—	—	5,319,299
Series Y (StylePlus—Large Growth Series)	23,243	3,368,048	—	—	—	—	—	—	—	—	3,391,291
Series Z (Alpha Opportunity Series)	—	(516,458)	—	—	—	—	—	—	—	—	(516,458)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

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Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$4,213,899	$—	$4,213,899	$—	$(2,605,000)	$1,608,899
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	97,607	—	97,607	(97,607)	—	—
	Options purchased contracts	283,000	—	283,000	(107,457)	(124,518)	51,025
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	4,246,492	—	4,246,492	—	(2,600,000)	1,646,492
Series X (StylePlus—Small Growth Series)	Swap equity contracts	446,741	—	446,741	—	—	446,741
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	797,711	—	797,711	—	(350,000)	447,711
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	32,396	—	32,396	(32,396)	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Credit default swap agreements	$73,654	$—	$73,654	$(73,654)	$—	$—
	Forward foreign currency exchange contracts	240,241	—	240,241	(129,370)	—	110,871
	Options written contracts	2,040	—	2,040	(2,040)	—	—
Series P (High Yield Series)	Reverse Repurchase Agreements	140,863	—	140,863	(140,863)	—	—
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	169,932	—	169,932	(169,932)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2019.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series)	Bank of America Merrill Lynch	Total return swap agreements	$—	$2,605,000
	Morgan Stanley	Futures contracts	69,300	—
Series A (StylePlus—Large Core Series) Total			69,300	2,605,000
Series E (Total Return Bond Series)	Bank of America Merrill Lynch	Credit default swap agreements	216,906	—
	Bank of America Merrill Lynch	Forward foreign currency exchange contracts, credit default swap agreements, options purchased contracts	—	265,000
	Bank of America Merrill Lynch	Futures contracts	17,820	—
	Bank of America Merrill Lynch	Interest rate swap agreements	167,200	—
Series E (Total Return Bond Series) Total			401,926	265,000
Series J (StylePlus—Mid Growth Series)	Morgan Stanley	Futures contracts	140,600	—
	Wells Fargo	Total return swap agreements	—	2,600,000
Series J (StylePlus—Mid Growth Series) Total			140,600	2,600,000
Series N (Managed Asset Allocation Series)	Goldman Sachs Group	Futures contracts	4,616	—
Series X (StylePlus—Small Growth Series)	Morgan Stanley	Futures contracts	38,300	—
Series Y (StylePlus—Large Growth Series)	Morgan Stanley	Futures contracts	60,600	—
	Wells Fargo	Total return swap agreements	—	350,000
Series Y (StylePlus—Large Growth Series) Total			60,600	350,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series’ management fee is subject to a 0.05% reduction on assets over $5 billion.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/22
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/22
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/22
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/20
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/20
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/22
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/22
Series P (High Yield Series)	1.07%	10/20/14	05/01/20
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/22
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/22
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/22
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/22
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/22

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At June 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2019	2020	2021	2022	Total
Series A (StylePlus—Large Core Series)	$—	$436,916	$660,760	$354,685	$1,452,361
Series B (Large Cap Value Series)	—	555,470	657,291	289,244	1,502,005
Series D (World Equity Income Series)	—	359,114	403,628	187,528	950,270
Series E (Total Return Bond Series)	100,187	188,079	130,822	44,203	463,291
Series F (Floating Rate Strategies Series)	6,195	52,478	64,413	32,388	155,474
Series J (StylePlus—Mid Growth Series)	—	342,729	471,165	208,746	1,022,640
Series O (All Cap Value Series)	—	272,422	349,269	154,378	776,069
Series P (High Yield Series)	18,687	59,723	105,313	50,792	234,515
Series Q (Small Cap Value Series)	—	88,099	102,746	50,098	240,943
Series V (Mid Cap Value Series)	—	448,055	612,269	263,348	1,323,672
Series X (StylePlus—Small Growth Series)	—	95,707	132,343	75,018	303,068
Series Y (StylePlus—Large Growth Series)	—	98,297	153,784	80,949	333,030
Series Z (Alpha Opportunity Series)	—	33,178	47,889	46,833	127,900

For the period ended June 30, 2019, GI recouped $15,234 from Series A (StylePlus—Large Core Series).

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$22,357
Series E (Total Return Bond Series)	24,039
Series J (StylePlus—Mid Growth Series)	20,827
Series N (Managed Asset Allocation Series)	1,244
Series X (StylePlus—Small Growth Series)	5,068
Series Y (StylePlus—Large Growth Series)	5,410

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Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series A (StylePlus—Large Core Series)	$207,544,767	$7,174,868	$(2,419,543)	$4,755,325
Series B (Large Cap Value Series)	179,774,725	50,849,517	(13,564,161)	37,285,356
Series D (World Equity Income Series)	124,015,537	11,397,675	(4,347,654)	7,050,021
Series E (Total Return Bond Series)	136,012,409	3,414,448	(1,024,197)	2,390,251
Series F (Floating Rate Strategies Series)	61,512,611	46,988	(1,372,870)	(1,325,882)
Series J (StylePlus—Mid Growth Series)	152,929,284	7,053,773	(1,738,624)	5,315,149
Series N (Managed Asset Allocation Series)	36,163,044	10,229,889	(59,586)	10,170,303
Series O (All Cap Value Series)	86,955,569	22,669,985	(7,062,695)	15,607,290
Series P (High Yield Series)	58,940,401	1,172,618	(4,136,260)	(2,963,642)
Series Q (Small Cap Value Series)	70,888,345	8,741,991	(8,216,483)	525,508
Series V (Mid Cap Value Series)	178,042,708	26,886,140	(16,750,894)	10,135,246
Series X (StylePlus—Small Growth Series)	32,414,692	1,006,192	(545,880)	460,312
Series Y (StylePlus—Large Growth Series)	36,816,708	1,644,198	(324,940)	1,319,258
Series Z (Alpha Opportunity Series)	7,188,347	375,958	(485,469)	(109,511)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 7 – Securities Transactions

For the period ended June 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$54,117,710	$38,724,159
Series B (Large Cap Value Series)	24,504,570	33,792,472
Series D (World Equity Income Series)	62,933,254	70,673,267
Series E (Total Return Bond Series)	18,579,887	9,396,454
Series F (Floating Rate Strategies Series)	8,619,269	10,747,964
Series J (StylePlus—Mid Growth Series)	63,783,997	50,837,168
Series N (Managed Asset Allocation Series)	5,550,731	5,400,259
Series O (All Cap Value Series)	12,830,765	22,004,478
Series P (High Yield Series)	15,751,967	17,090,932
Series Q (Small Cap Value Series)	23,642,153	29,558,457
Series V (Mid Cap Value Series)	40,309,606	56,027,854
Series X (StylePlus—Small Growth Series)	14,938,606	11,703,616
Series Y (StylePlus—Large Growth Series)	14,779,395	9,552,284
Series Z (Alpha Opportunity Series)	7,174,237	8,463,720

For the period ended June 30, 2019, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$32,511,138	$21,837,533

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Series P (High Yield Series)	$1,749,563	$1,317,150	$(8,998)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of June 30, 2019. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of June 30, 2019, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series F (Floating Rate Strategies Series)
	Aspect Software, Inc.	07/15/23	$44,625	$611
	Mavis Tire Express Services Corp.	03/20/25	50,135	208
				$819
Series P (High Yield Series)
	Acosta, Inc.	09/26/19	$618,205	$395,843
	Advantage Sales & Marketing LLC	07/25/19	900,000	82,503
	Aspect Software, Inc.	07/15/23	2,009	27
	Epicor Software	06/01/20	600,000	13,594
				$491,967

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	$118,389	$91,577
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	442,938	433,909
			$561,327	$525,486
Series P (High Yield Series)
	Beverages & More, Inc.
	11.50% due 6/15/22	06/16/17	$401,271	$342,000
	Mirabela Nickel Ltd.
	9.50% due 06/24/19[2]	12/31/13	353,909	39,008
			$755,180	$381,008

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,065,000,000 line of credit from Citibank, N.A., which was in place through October 5, 2018 at which time the line of credit was renewed, with an increased commitment amount to $1,205,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended June 30, 2019.

In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the period ended June 30, 2019.

Note 11 – Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (Mid Cap Value Series) (the “Funds”) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of June 30, 2019.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of June 30, 2019 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (Mid Cap Value Series) and included in payable for miscellaneous in the Statements of Assets and Liabilities.

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Note 12 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended June 30, 2019, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at June 30, 2019		Average Balance outstanding	Average Interest Rate
Series E (Total Return Bond Series)	1	$—	*	$3,539,375	2.45%
Series P (High Yield Series)	55	140,863		139,719	-0.09%

*	As June 30, 2019, Series E (Total Return Bond Series) did not have any open reverse repurchase agreements.

Note 13 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of June 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 14 – Change in Accounting Principle

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity.

As of June 30, 2019 the Funds have fully adopted the provisions of the 2017 ASU which were applied through a modified-retrospective transition approach, as prescribed. The adoption resulted in a cumulative effect adjustment reducing the amortized cost basis of investments with a corresponding increase in unrealized appreciation on investments in the following amounts:

Fund	Cumulative Effect Adjustment
Series E (Total Return Bond Series)	$5,191
Series P (High Yield Series)	22,569

The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 15 – Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The plaintiff has not yet filed any such motion. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus–Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 16 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Variable Funds Trust Contracts Review Committee

Guggenheim Variable Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Series A (StylePlus—Large Core Series) (“Series A”)

● Series D (World Equity Income Series) (“Series D”)

● Series F (Floating Rate Strategies Series) (“Series F”)

● Series N (Managed Asset Allocation Series) (“Series N”)

● Series P (High Yield Series) (“Series P”)

● Series V (Mid Cap Value Series) (“Series V”)

● Series Y (StylePlus—Large Growth Series) (“Series Y”)

● Series B (Large Cap Value Series) (“Series B”)

● Series E (Total Return Bond Series) (“Series E”)

● Series J (StylePlus—Mid Growth Series) (“Series J”)

● Series O (All Cap Value Series) (“Series O”)

● Series Q (Small Cap Value Series) (“Series Q”)

● Series X (StylePlus—Small Growth Series) (“Series X”)

● Series Z (Alpha Opportunity Series) (“Series Z”)

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OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Series A; (ii) Series B; (iii) Series D; (iv) Series E; (v) Series J; (vi) Series N; (vii) Series O; (viii) Series P; (ix) Series Q; (x) Series V; (xi) Series X; (xii) Series Y; and (xiii) Series Z (collectively, the “SI-Advised Funds”). Guggenheim Partners Investment Management, LLC (“GPIM”) serves as investment adviser to Series F (the “GPIM-Advised Fund” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 (Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Series F, Series V and Series Z were the same as the performance universe constituent funds due to each Fund’s investment strategy and pricing.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

[1]

The investment advisory agreements pertaining to the SI-Advised Funds and the investment advisory agreement pertaining to the GPIM-Advised Fund are each referred to herein as an “Advisory Agreement” and together, the “Advisory Agreements.” In addition, unless the context indicates otherwise, Security Investors, with respect to its service as investment adviser to the SI-Advised Funds, and GPIM as to the GPIM-Advised Fund, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2018, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Series F (Floating Rate Strategies Series): The Fund’s returns ranked in the 1st and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee considered management’s explanation that, although the Fund’s returns have ranked well over the five-year period, the majority of the Fund’s underperformance in more recent periods was generated in 2018, as the Fund was positioned more conservatively than peers. The Committee noted management’s view that a more conservative approach is likely warranted and more attractive risk-adjusted returns will be realized when volatility and downside risk increases, as management believes that credit fundamentals are deteriorating and that markets remain disproportionately tight.

Series Q (Small Cap Value Series): The Fund’s returns ranked in the 90th and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2018, and observed that the Fund’s returns ranked in the 10th and 20th percentiles, respectively, of its peer universe.

Series Z (Alpha Opportunity Series): The Fund’s returns ranked in the 100th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2018, respectively. The Committee considered management’s explanation that the Fund’s underperformance can be attributed to poor performance in 2018 as well as its very limited universe of comparable funds. The Committee noted management’s statement that the Fund incorporates a multi-factor relative value strategy that invests long and short with respect to various fundamental factors, and in 2018 had a high positive allocation to value as a factor, which, along with security selection, detracted from performance that year, impacting the trailing five-year and three-year periods. The Committee considered management’s view that the Fund’s multi-factor relative-value approach to low beta, long short equity investing has demonstrated an ability to capture attractive risk premia in the marketplace over the long term. The Committee also took into account management’s statement that the peer universe is very limited, with managers employing various styles and exposures within long short equity investing.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

[2]

The “net effective management fee” represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee made the following observations:

Series F (Floating Rate Strategies Series): The Fund’s contractual advisory fee ranks in the fourth quartile (100th percentile) of its peer group. The Fund’s net effective management fee ranks in the third quartile (60th percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique, fundamentally-driven investment approach focused on relative-value credit selection that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. The Committee also considered that the peer group is limited in size and is comprised of only six funds. In addition, the Committee took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size.

Series O (All Cap Value Series): The Fund’s contractual advisory fee ranks in the fourth quartile (86th percentile) of its peer group. The Committee considered that the Fund’s net effective management fee and total net expense ratio each rank in the first quartile (each 21st percentile) of its peer group. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Series P (High Yield Series): The Fund’s contractual advisory fee and net effective management fee each rank in the first quartile (20th and 13th percentiles, respectively) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (87th percentile) of its peer group. The Committee took into consideration the Fund’s strong investment performance for the five-year period ended December 31, 2018. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Series Z (Alpha Opportunities Series): The Fund’s contractual advisory fee ranks in the third quartile (67th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (17th percentile) of its peer group. The Fund’s total net expense ratio ranks in the fourth quartile (100th percentile). The Committee considered the Adviser’s statement explaining the higher expenses that the Fund employs a sophisticated quantitative methodology that seeks to generate absolute returns through factor and stock selection with minimal market exposure. The Committee also took into account the Adviser’s statement that the Fund’s currently effective expense limitation agreement with the Adviser is intended to limit the impact of the Fund’s small size. The Committee noted that the Fund’s size is the smallest of its peer group and the Fund’s other operating expenses are the highest of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Advisory Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments, Inc. (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

Not required at this time.

Item 3.	Audit Committee Financial Expert.

Not required at this time.

Item 4.	Principal Accountant Fees and Services.

Not required at this time.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	September 6, 2019

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	September 6, 2019

*	Print the name and title of each signing officer under his or her signature.